UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	K&L Gates LLP
Bloomington, Illinois 61710-0001	Three First National Plaza
70 West Madison St., Suite 3100
Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

ITEM 1.   REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

A prospectus for the State Farm Variable Product Trust (the “Trust”) is available through State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, 1-888-702-2307. Please read the prospectus and consider the investment objectives, risks, charges and expenses, and other information it contains about the Funds carefully before investing.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

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Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2010 for the State Farm Variable Product Trust (“the Trust”). For Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2010 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage your review and consideration of this entire report.

Market Review

During 2010, the financial markets experienced significant price volatility. However, by December 31, the major equity markets and the major fixed income markets generated positive total returns for the year.

In the U.S., equity markets climbed higher and posted positive total returns for 2010, influenced by many positive factors, including generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a range of 0% to 0.25% throughout 2010. However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery. For the year ended December 31, 2010, large cap stocks (as represented by the S&P 500® Index1) and small cap stocks (as represented by the Russell 2000® Index2) posted total returns of 15.06% and 26.86%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, also posted positive total returns of 7.75% and 11.15%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Sweden and Denmark were among the strongest performing markets, gaining 33.75% and 30.73%, respectively, in U.S. dollar terms. Conversely, the developed European countries that were among the weakest performing markets included Greece, Spain and Ireland, losing – 44.87%, – 21.95%, and – 18.12%, respectively, in U.S. dollar terms. Meanwhile, Japan –the largest country weighting in the Index at 22.1% – was also among the better performing countries in the Index for the year, gaining

[1]

Source: Standard & Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

15.44% in U.S. dollar terms. Stock market performance in emerging market countries also climbed higher during the period with the MSCI Emerging Markets Index posting a total return of 18.88% in U.S. dollar terms3.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2010 with yields declining across all maturities of 6-months or greater. The yield on 10-year U.S. Treasuries declined from 3.85% on January 1, 2010, to 3.30% on December 31, 2010. Short-term yields remained low, with 3-month U.S. Treasury yields ranging between 0.04% and 0.18% during the year4. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for the relatively safe haven of U.S. Treasuries. In addition, in early November 2010, the Federal Reserve announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). Among major fixed income indices, the Barclays Capital Government/Credit Intermediate Index provided a total return of 5.89% for the year ended December 31, 20105.

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix6. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe Monk
Senior Vice President
State Farm Investment Management Corp.

[3]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2010, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[4]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[5]

The Barclays Capital U.S. Government/Credit Intermediate Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. It is not possible to invest directly in an index. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[6]	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

2

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 15.06% for the period ended December 31, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately – 23%, and a dividend return of approximately 2.0%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 16.71%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 15.51%1.

[1]

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to- book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, the Large Cap Equity Fund had a total return of 13.55% compared to a 15.06% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2010, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 15.11% and 13.59%, respectively, compared to a 15.06% return for the S&P 500 Index over the same time period.

There were 119 equity holdings in the Fund totaling approximately $35.8 million in assets at end of the reporting period compared to 122 holdings and approximately $31.2 million in assets one year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.18% of the Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Consumer Discretionary (18.14% of Bridgeway’s total assets), Industrials (11.76% of Bridgeway’s total assets) and Consumer Staples (9.62% of Bridgeway’s total assets) sectors. Within the Consumer Discretionary sector, TRW Automotive Holdings Corp. (1.29% of Bridgeway’s total assets) was among the largest contributors to Bridgeway’s performance, posting a triple-digit gain during the period. Likewise, several discount retailers, including Ross Stores Inc. (1.55% of Bridgeway’s total assets) and TJX Companies Inc. (1.89% of Bridgeway’s total assets), were among the largest contributors to Bridgeway’s performance with both posting double-digit gains. Dollar Tree Inc. and Family Dollar Stores were also among major contributors to Bridgeway’s performance during the year before both being completely sold from Bridgeway’s portion of the Fund’s portfolio. Within the Industrials sector, Union Pacific Corp. (2.38% of Bridgeway’s total assets), WW Grainger Inc. (1.21% of Bridgeway’s total assets) and Cummins Inc. (1.14% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains. Union Pacific Corp. (2.28% of the Fund’s total net assets) is also the Fund’s overall largest holding. Within the Consumer Staples sector, Estee Lauder Companies Inc. (2.07% of Bridgeway’s total assets) and Green Mountain Coffee Roasters Inc. (0.77% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with both posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Information Technology sector (27.48% of Bridgeway’s total assets), including Cognizant Technology Solutions Corp. (1.84% of Bridgeway’s total assets), F5 Networks Inc. (2.42% of Bridgeway’s total assets), Atmel Corp. (1.39% of Bridgeway’s total assets) and Apple Inc. (2.47% of Bridgeway’s total assets) with each posting double-digit gains.

Although the Information Technology sector was an overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was Micron Technology Inc. before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Additional major detractors to Bridgeway’s performance within the Information Technology sector included Seagate Technology, Western Digital Corp. and Equinix Inc. before all three holdings being completely sold from Bridgeway’s portion of the Fund’s portfolio.

Additional major detractors to Bridgeway’s performance came from a broad range of sectors, including Health Care (11.49% of Bridgeway’s total assets), Energy (7.39% of Bridgeway’s total assets) and Consumer Discretionary (18.14% of Bridgeway’s total assets). Within the Health Care sector, Intuitive Surgical Inc. (1.27% of Bridgeway’s total assets) and Gilead Sciences Inc. (0.93% of Bridgeway’s total assets) both posted double-digit declines. Within the Energy sector, Diamond Offshore Drilling and Transocean Ltd. were major detractors to Bridgeway’s performance before both being completely sold from Bridgeway’s portion of the Fund’s portfolio. Likewise, Southwestern Energy Co. (1.16% of Bridgeway’s total assets) weighed negatively on Bridgeway’s performance and posted a double-digit loss. Within the Consumer Discretionary sector, ITT Educational Services Inc. (0.49% of Bridgeway’s total assets) and Priceline.com Inc. (1.31% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance with both posting double-digit losses.

Westwood Management Corp. (49.82% of the Fund’s total assets)

Among the largest contributions to Westwood’s performance during the year were holdings within the Industrials (11.28% of Westwood’s total assets), Energy (14.75% of Westwood’s total assets), and Financials (20.27% of Westwood’s total assets) sectors. Within the Industrials sector, Cummins Inc. was the overall largest contributor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio. Also within Industrials, Honeywell International Inc. (2.16% of Westwood’s total assets), Union Pacific Corp. (2.19% of Westwood’s total assets), Deere & Co. (1.05% of Westwood’s total assets), and Caterpillar Inc. (1.18% of Westwood’s total assets) were among large contributors to Westwood’s performance with each posting double-digit gains. Union Pacific Corp. (2.28% of the Fund’s total net assets) is also the Fund’s overall largest holding. Within the Energy sector, Anadarko Petroleum Corp. (2.09% of Westwood’s total assets), National-Oilwell Varco Inc. (1.04% of Westwood’s total assets) and Occidental Petroleum Corp. (2.21% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Chevron Corp. (3.01% of Westwood’s total assets) and Exxon Mobil Corp. (2.09% of Westwood’s total assets) were also among large contributors to Westwood’s performance posting double-digit gains and single-digit gains, respectively.

Chevron Corp. (2.00% of the Fund’s total net assets) and Exxon Mobil Corp. (1.56% of the Fund’s total net assets) are also the Fund’s second largest and eighth largest holdings, respectively. Within the Financials sector, Ameriprise Financial Inc. (2.06% of Westwood’s total assets), MetLife Inc. (2.08% of Westwood’s total assets), Wells Fargo & Co. (3.03% of Westwood’s total assets) and ACE Ltd. (1.92% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Wells Fargo & Co. (1.81% of the Fund’s total net assets) is also the Fund’s fourth largest holding.

Also contributing to Westwood’s positive performance were several holdings in the Consumer Discretionary sector (9.96% of Westwood’s total assets), including Comcast Corp. (1.97% of Westwood’s total assets), DIRECTV (1.76% of Westwood’s total assets) and The Walt Disney Co. (2.04% of Westwood’s total assets) with each posting double-digit gains.

Although the Information Technology (12.95% of Westwood’s totals assets) sector was an overall contributor to Westwood’s performance, Western Digital Corp. was the largest individual detractor to Westwood’s performance before being completely sold from the Fund’s portfolio. Also within the Information Technology sector, Cisco Systems Inc. (1.88% of Westwood’s total assets) and Microsoft Corp. (2.00% of Westwood’s total assets) were also among large detractors to Westwood’s performance posting double-digit and single-digit losses, respectively.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including Financials (20.27% of Westwood’s totals assets) and Health Care (12.66% of Westwood’s total assets). Within the Financials sector, BlackRock Inc. was among the largest detractors to Westwood’s performance before being completely sold from the Fund’s portfolio. Likewise, within the Financials sector, Bank of America Corp. (2.19% of Westwood’s total assets) was a major detractor and posted a double-digit loss. Within the Health Care sector, Baxter International Inc. was a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio. Abbott Laboratories (1.92% of Westwood’s total assets) and Teva Pharmaceutical Industries Inc. (1.00% of Westwood’s total assets) were other Health Care holdings that detracted from Westwood’s performance with both posting single-digit losses during the year.

Financial highlights for this Fund can be found on page 100.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

For the year ended December 31, 2010, the Index posted a total return of 26.71%.

Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of 28.86%, which outperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of 24.82%2.

[1]

The Russell Midcap Index measures performance of the 800 smallest companies (27% of total capitalization) in the Russell 1000, with weighted average market capitalization of approximately $7.9 billion, median capitalization of $4.2 billion, and market capitalization of the largest company $22.1 billion.

[2]

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the twelve months ended December 31, 2010, the Small/Mid Cap Equity Fund finished with a total return of 23.89%. The Fund underperformed the 26.71% total return of the Russell 2500 Index over the same time period. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2010, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 21.31% and 28.29%, respectively, compared to a 26.71% return for the Index over the same time period.

There were 213 equity holdings in the Fund totaling approximately $39.9 million in assets at the end of the reporting period compared to 204 holdings and approximately $32.1 million in assets one-year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (47.87% of the Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Financials (34.52% of Bridgeway’s total assets), Consumer Discretionary (9.03% of Bridgeway’s total assets), and Health Care (5.94% of Bridgeway’s total assets) sectors. Within the Financials sector, World Acceptance Corp. (1.59% of Bridgeway’s total assets), EZCORP Inc. (1.28% of Bridgeway’s total assets), and Nelnet Inc. (0.97% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains. Likewise, One Liberty Properties, Inc. (1.80% of Bridgeway’s total assets), a part of the Financials sector, was also a large contributor, posting a triple-digit gain. One Liberty Properties, Inc. (0.86% of the Fund’s total net assets) is also the Fund’s seventh-largest holding. Within the Consumer Discretionary sector, Pier 1 Imports Inc. (1.16% of Bridgeway’s total assets) was among the largest contributors to Bridgeway’s performance, posting a double-digit gain. Likewise, Belo Corp. and Jo-Ann Stores Inc. were also among major contributors to Bridgeway’s performance before both holdings were completely sold from Bridgeway’s portion of the Fund’s portfolio. Within Health Care, ev3 Inc. was among the largest contributors to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Healthspring, Inc. (1.86% of Bridgeway’s total assets) and Par Pharmaceutical Companies Inc. (1.20% of Bridgeway’s total assets) both posted double-digit gains and were among the largest contributors to Bridgeway’s performance. Healthspring, Inc. (0.88% of the Fund’s total net assets) is also the Fund’s sixth-largest holding.

Within the Telecommunication Services (3.57% of Bridgeway’s total assets), Vonage Holdings Corp. (0.90% of Bridgeway’s total assets) was also a major contributor to Bridgeway’s performance, posting double-digit gains. Likewise, Polypore International Inc. within the Industrials (12.98% of Bridgeway’s total assets) sector, was among the largest contributors to Bridgeway’s performance before being completely sold from the Fund.

Among the largest detractors to Bridgeway’s performance during the year were holdings within the Information Technology (9.85% of Bridgeway’s total assets), Energy (8.02% of Bridgeway’s total assets) and Industrials (12.98% of Bridgeway’s total assets) sectors. Within Information Technology, Unisys Corp (1.23% of Bridgeway’s total assets) was among the largest detractors to Bridgeway’s performance, declining by double digits. Within Information Technology, Agilysys Inc., Wave Systems Corp., and Super Micro Computer Inc. were also major detractors to Bridgeway’s performance before all three holdings were sold completely from the Fund.

Although the Energy sector was an overall contributor to Bridgeway’s performance, major individual detractors to Bridgeway’s performance during the year were Callon Petroleum Co., Newpark Resources Inc., and Natural Gas Services Group before all three holdings were completely sold from the Fund.

Within Industrials, M & F Worldwide Corp. (0.74% of Bridgeway’s total assets) and International Shipholding Corp. (0.63% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance with both posting double-digit declines. Likewise, Insteel Industries Inc. was a major detractor before being completely sold from the Fund.

Rainier Investment Management, Inc. (52.13% of the Fund’s total assets)

Among the largest contributions to Rainer’s performance during the year were holdings within the Industrials (20.04% of Rainier’s total assets), Energy (8.55% of Rainier’s total assets), and Financials (16.95% of Rainier’s total assets) sectors. Within Industrials, Cummins Inc. (1.38% of Rainier’s total assets) was the largest overall contributor to Rainier’s performance for the year, posting a triple-digit return. Likewise, Kennametal Inc. (1.42% of Rainier’s total assets), Chicago Bridge & Iron Co. (1.61% of Rainier’s total assets) and MSC Industrial Direct Company Inc. (1.37% of Rainier’s total assets) were also among the largest contributors to Rainier’s performance with each posting double-digit gains. Chicago Bridge & Iron Co. (0.84% of the Fund’s total net assets) was also the Fund’s eighth-largest holding. Within the Energy sector, Whiting Petroleum Corp. (2.19% of Rainier’s total assets) posted a triple-digit gain during the year while Concho Resources Inc. (1.46% of Rainier’s total assets) and Oceaneering International Inc. (1.14% of Rainier’s total assets) both posted double-digit gains. Whiting Petroleum Corp. (1.13% of the Fund’s total net assets) is also the Fund’s second-largest holding. Within Financials, Ameriprise Financial Inc. (2.07% of Rainier’s total assets) and Affiliated Managers Group Inc. (1.48% of Rainier’s total assets) were major contributors to Rainier’s performance with both posting double-digit gains. Ameriprise Financial Inc. (1.07% of the Fund’s total net assets) is also the Fund’s third-largest holding.

Also contributing to Rainier’s positive performance was Materials holding Walter Energy Inc. (1.22% of Rainier’s total assets) which posted a double-digit gain.

Although the Materials sector was an overall contributor to Rainier’s performance, the largest individual detractor to Rainier’s performance during the year was Cliffs Natural Resources Inc., before being completely sold from the Fund.

Additional major detractors to Rainier’s performance came from a broad range of sectors, including Information Technology (17.20% of Rainier’s total assets), Industrials (20.04% of Rainier’s total assets) and Consumer Discretionary (14.84% of Rainier’s total assets). Within Information Technology, Palm Inc. and NVIDIA Corp. were major detractors before both were completely sold from Rainier’s portion of the Fund’s portfolio. Within Industrials, AMR Corp., Avery Dennison Corp., and FTI Consulting Inc. were major detractors before all three holdings were completely sold from Rainier’s portion of the Fund’s portfolio. Within the Consumer Discretionary sector, DeVry Inc. was a major detractor to Rainier’s performance before being completely sold from Rainier’s portion of the Fund’s portfolio.

Within Utilities (2.93% of Rainier’s total assets), AES Corp. (1.45% of Rainer’s total assets) was also a major detractor to Rainier’s performance, posting a single-digit decline.

Financial highlights for this Fund can be found on page 101.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2010, the Fund had 19.30% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 11.15% for the reporting period, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and resulting bailouts for Greece and Ireland by the European Union (EU) and International Monetary Fund (IMF), helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding U.S. economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

In addition to the bailouts of Greece and Ireland, the EU and IMF created a €750 billion European Financial Stability Facility to help prevent defaults by other highly indebted countries in the euro zone. The funds did help calm European markets for awhile, but by the end of the year, the creation of a permanent bailout fund was being planned.

Pacific stocks lagged other regions following a year of appreciating currencies and fears of a slowdown in global economic growth. Prime Ministers in Japan and Australia resigned in 2010, contributing to unsettling political changes in the region.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2010, the International Equity Fund had a total return of 12.52% compared to an 11.15% total return for the MSCI ACWI ex-U.S. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2010, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2010, Marsico and Northern Cross each individually generated positive double-digit returns, with Marsico’s portion of the Fund slightly outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (50.47% of the Fund’s total assets)

Marsico achieved the greatest contribution to returns from holdings in Germany, Brazil, and Japan. As of December 31, 2010, these countries represented 10.90%, 8.17%, and 11.78% of Marsico’s total assets, respectively. From a sector perspective, the leading contributors to Marsico’s returns for the reporting period were holdings in Consumer Discretionary, Industrials, and Energy. These sectors represented 24.04%, 15.19%, and 6.68% of Marsico’s total assets, respectively, as of year-end.

The Fund’s holdings from Ireland, Italy, and Spain detracted the most from the Fund’s returns during the year. As of December 31, 2010, Spain represented 2.43% of Marsico’s total assets. Meanwhile, Covidien PLC and Fiat SpA, the only Ireland-based and Italy-based companies respectively held by Marsico, were sold during the year.

The largest contributor to Marsico’s performance came from The Swatch Group AG (2.80% of Marsico’s total assets), which had a double-digit gain. The Swatch Group AG was purchased by Marsico during the year. The next two largest contributors were Novo Nordisk A/S Class B (2.24% of Marsico’s total assets) and ICICI Bank Ltd. Sponsored ADR (3.09% of Marsico’s total assets), which each posted double-digit gains, respectively. Among the remaining top 5 contributors to Marsico’s performance were Industria de Diseno Textil SA (2.43% of Marsico’s total assets) and OGX Petroleo e Gas Participacoes SA (3.68% of Marsico’s total assets), which were both up double-digits.

The largest detractors from Marsico’s performance were Research In Motion Ltd., Telefonica SA, Banco Bilbao Vizcaya Argentaria SA, Syngenta AG Reg., and AXA SA, which all posted double-digit declines before being sold by Marsico during the year.

Northern Cross, LLC (49.53% of the Fund’s total assets)

Northern Cross achieved the greatest contribution to returns from holdings in Sweden, Denmark, and Switzerland. As of December 31, 2010, these countries represented 7.33%, 4.58%, and 13.18% of Northern Cross’ total assets, respectively. From a sector perspective, the leading contributors to Northern Cross’ returns for the reporting period were holdings in Industrials, Consumer Discretionary, and Materials. These sectors represented 16.15%, 6.54%, and 16.28% of Northern Cross’ total assets, respectively, as of year-end. Holdings in Energy detracted from returns during the year. As of December 31, 2010, Energy represented 10.41% of Northern Cross’ total assets.

The largest contributor to Northern Cross’ performance came from Novo Nordisk A/S Class B (3.53% of Northern Cross’ total assets), which posted a double-digit gain. The next two largest contributors were Atlas Copco AB Class A (2.66% of Northern Cross’ total assets) and Fanuc Corp. (2.95% of Northern Cross’ total assets), which each posted double-digit gains. Among the remaining top 5 contributors to Northern Cross’ performance were Compagnie Financiere Richemont SA Class A (2.12% of Northern Cross’ total assets) and Genting Berhad (1.80% of Northern Cross’ total assets), which each posted double-digit gains.

The largest detractor from Northern Cross’ performance came from BP PLC, which had a double-digit decline before being sold by Northern Cross during the year. The next two largest detractors were Petroleo Brasileiro SA Pfd. (2.60% of Northern Cross’ total assets) and BNP Paribas (2.28% of Northern Cross’ total assets), which each posted double-digit declines. Among the other top five detractors, respectively, were AXA SA (1.24% of Northern Cross’ total assets) and Compagnie de Saint Gobain (0.83% of Northern Cross’ total assets), which declined double-digits and single-digits, respectively, during the year.

Financial highlights for this Fund can be found on page 102.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The 12-month total return for the S&P 500 Index was 15.06% for the period ended December 31, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately – 23%, and a dividend return of approximately 2.0%.

[1]

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund nor the Stock and Bond Balanced Fund (which invests in the Large Cap Equity Index Fund) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, the Large Cap Equity Index Fund had a total return of 14.73% compared to a 15.06% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2010, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 15.06%. All ten of the Index’s sectors posted gains for the year.

Sector	Index Weighting (as of December 31, 2010)	Gain for Year
Information Technology	18.65%	9%
Financials	16.06%	11%
Energy	12.03%	18%
Industrials	10.95%	24%
Health Care	10.91%	1%
Consumer Staples	10.63%	11%
Consumer Discretionary	10.63%	26%
Materials	3.74%	20%
Utilities	3.30%	1%
Telecommunication Services	3.11%	12%

The Fund’s top ten holdings largely had a positive year, with eight of the ten finishing the year with a gain.

The largest gain among the top ten holdings belonged to number two holding Apple, Inc. (2.57% of total net assets), part of the Information Technology sector, up double-digits. Other fund top ten holdings that were part of the Information Technology sector had mixed performance. Number three holding Microsoft Corp. (1.83% of total net assets) declined for the year, while number six holding International Business Machines Corp. (1.59% of total net assets) finished the year with a double-digit gain.

Number one holding Exxon Mobil Corp. (3.21% of total net assets) and number five holding Chevron Corp. (1.60% of total net assets) were part of the Energy sector. Both ended 2010 in positive territory, with Chevron up double-digits while Exxon finished with a gain in the single-digits.

Performance of the Fund’s remaining top ten holdings includes number four holding General Electric Co. (1.69% of total net assets) with a double-digit gain; number seven holding Procter & Gamble Co. (1.57% of total net assets), number eight holding AT&T, Inc. (1.51% of total net assets), and number ten holding JP Morgan Chase & Co. (1.44% of total net assets) with gains in the single-digits; and number nine holding Johnson & Johnson (1.48% of total net assets) finished the year with a price decline.

Financial highlights for this Fund can be found on page 103.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes had a strong year during 2010 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 26.86%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 16.10% for the year.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

[2]

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2010, the Small Cap Equity Index Fund had a total return of 26.12% compared to a 26.86% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2010, before fees and expenses that are not found within the Index.

Within the Index, all ten industry sectors delivered positive performance results for the period. The Information Technology sector (18.49% Index weighting), Materials sector (5.67% Index weighting), and Energy sector (6.40% Index weighting) led the way, with gains of 34%, 33%, and 33%, respectively. The Consumer Discretionary sector (13.69% Index weighting) was close behind, with a gain of 32%.

Four of the top ten holdings this year were part of the Information Technology Sector. Number one holding Riverbed Technology Inc. (0.37% of total net assets), number two holding VeriFone Systems Inc. (0.28% of total net assets), and number three holding TIBCO Software Inc. (0.27% of total net assets) all posted triple-digit gains for 2010. Number seven holding Rackspace Hosting Inc. (0.26% of total net assets) finished 2010 with a double-digit gain.

Two of the top ten holdings were from the Consumer Discretionary sector. Number five holding Deckers Outdoor Corp. (0.26% of total net assets) and number eight holding Sotheby’s (0.25% of total net assets) both had triple-digit gains for 2010.

Performance of the Fund’s remaining top ten holdings includes number four holding Brigham Exploration Co. (0.27% of total net assets) and number nine holding Baldor Electric Co. (0.25% of total net assets), both with triple-digit gains. Number six holding Nordson Corp. (0.26% of total net assets) and number ten holding Solutia Inc. (0.24% of total net assets) ended 2010 with double-digit gains.

The annual reconstitution of holdings within the Russell indices occurred on June 25, 2010. For the Index, the one-time 2010 reconstitution resulted in 255 companies being added to the Index while 227 companies were removed from the Index, a turnover of 9.50%.

Financial highlights for this Fund can be found on page 104.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period up with a total return of 7.75%, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and resulting bailouts for Greece and Ireland by the European Union (EU) and International Monetary Fund (IMF), helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro (€) during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. During calendar year 2010, the U.S. dollar rose by approximately 7% to $1.34/€. Versus the British pound (£), the U.S. dollar rose by approximately 4% during the period to $1.56/£.

In addition to the bailouts of Greece and Ireland, the EU and IMF created a €750 billion European Financial Stability Facility to help prevent defaults by other highly indebted countries in the euro zone. The funds did help calm European markets for a while, but by the end of the year the creation of a permanent bailout fund was being planned.

Pacific stocks lagged other regions, following a year of appreciating currencies and fears of a slowdown in global economic growth. Prime Ministers in Japan and Australia resigned in 2010, contributing to unsettling political changes in the region.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, the International Equity Index Fund had a total return of 7.18% compared to a 7.75% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, eight of the ten industry sectors advanced during the reporting period. The Industrials sector (12.73% Index weighting) had a gain of 21% for 2010, while the Consumer Discretionary sector (10.53% Index weighting) was close behind with a 20% gain. At the other end of the spectrum, the Utilities sector (5.03% Index weighting) lost –4%; the largest sector, Financials (23.76% Index weighting) finished down –1% for the year.

The Pacific region of the Index had a stronger year when compared to the Index’s European region, posting gains of 16% versus 4%. Performance within Europe was mixed – of the top ten countries within the Index, both the largest gain and the smallest gain were found in Europe. Sweden, the eighth largest-weighted country (3.24% Index weighting), had a 34% gain during 2010. Meanwhile Spain, the seventh largest-weighted country (3.27% Index weighting), lost –22% for the year.

Performance for the remaining top ten countries by Index weighting during 2010:

Country	2010 Index Weighting	2010 Gain/(Loss)
Japan	22.12%	15%
United Kingdom	21.34%	9%
France	9.51%	-4%
Australia	8.90%	15%
Germany	8.24%	8%
Switzerland	8.02%	12%
Hong Kong	2.85%	23%
Italy	2.59%	-15%

Among the Fund’s ten largest holdings as of December 31, 2010, performance was mixed for the reporting period, with only five of the ten posting positive returns. Three of the top ten holdings were from Switzerland: number one holding Nestle SA (1.83% of total net assets) had a double-digit gain, number six holding Novartis AG (1.12% of total net assets) had a single-digit gain, and number ten holding Roche Holding AG (0.93% of total net assets) had a double-digit loss. The UK had four of the top ten holdings: number five holding Vodafone Group PLC (1.23% of total net assets) and number seven holding Royal Dutch Shell PLC Class A (1.06% of total net assets) both had double-digit gains, but number two holding HSBC Holdings PLC (1.61% of total net assets) and number four holding BP PLC (1.23% of total net assets) both finished with double-digit losses for 2010.

Rounding out the rest of the top ten holdings are number three holding BHP Billiton Ltd. (1.40% of total net assets) with a double-digit gain in 2010, number eight holding Total SA (1.01% of total net assets) with a double-digit loss, and number nine holding Toyota Motor Corp. (0.98% of total net assets), with a single-digit loss.

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the year. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire year, bringing into question the strength and sustainability of a budding economic recovery.

During the year, both oil and gold prices rose. Oil prices began the period at around $79/barrel and rose to over $91/barrel by the end of December 2010, an increase of over 15% for the 12-month period. Gold prices began the period at around $1,095 per troy ounce and increased to over $1,421/oz. by the end of December 2010, an increase of over 29% for the 12-month period.

The 12-month total return for the S&P 500 Index was 15.06% for the period ended December 31, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –23%, and a dividend return of approximately 2.0%.

Within the bond markets, U.S. Treasuries posted mid-single digit gains during the 12-month period ended December 31, 2010. Given the uncertainty surrounding the financial markets in Europe during the year, investors sought the relative safety of U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.85% on January 1, 2010, to 3.30% on December 31, 2010. Short-term yields, however, remained low with 3-month U.S. Treasury yields rising only slightly from 0.06% on January 1, 2010 to 0.12% on December 31, 2010.

Overall, for the year ended December 31, 2010, corporate bonds outperformed U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Capital Government/Credit Intermediate Index was 8.27% compared to a total return of 5.29% on U.S. Treasuries in the Barclays Capital Government/Credit Intermediate Index. Among corporate bond sectors within the Barclays Capital Government/Credit Intermediate Index, financial institution bonds and utility bonds generated total returns of 8.85% and 8.60%, respectively, while industrial bonds had a total return of 7.75% for the year.

From a credit quality standpoint, the range of total returns between lower credit quality bonds and higher credit quality bonds was relatively narrow for the year. Among corporate bonds within the Barclays Capital Government/Credit Intermediate Index, Aaa-rated securities generated a total return of 7.06% compared to Aa-rated and A-rated securities, which had total returns of 6.29% and 8.19%, respectively, for the year. The best performing credit sector within the Barclays Capital Government/Credit Intermediate Index was Baa-rated securities, which provided a total return of 9.44% as of December 31, 20101.

[1]	Source: Barclays Capital Live®

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, the Stock and Bond Balanced Fund had a total return of 11.46%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was 11.83% for the 1-year period ended December 31, 2010. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.
**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index. The S&P 500 Index, the Barclays Capital Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds – the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2010, the Large Cap Equity Index Fund and the Bond Fund returned 14.73% and 5.54% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2010, before fees and expenses that are not found within the Index. The S&P 500 Index finished the year with a total return of 15.06%. All ten of the S&P 500 Index’s sectors posted gains for the year.

Sector	S&P 500 Index Weighting (as of December 31, 2010)	Gain for Year
Information Technology	18.65%	9%
Financials	16.06%	11%
Energy	12.03%	18%
Industrials	10.95%	24%
Health Care	10.91%	1%
Consumer Staples	10.63%	11%
Consumer Discretionary	10.63%	26%
Materials	3.74%	20%
Utilities	3.30%	1%
Telecommunication Services	3.11%	12%

The Large Cap Equity Index Fund’s top ten holdings largely had a positive year, with eight of the ten finishing the year with a gain.

The largest gain among the top ten holdings belonged to number two holding Apple, Inc. (2.57% of the Large Cap Equity Index Fund’s total net assets), part of the Information Technology sector, up double-digits. Other fund top ten holdings that were part of the Information Technology sector had mixed performance. Number three holding Microsoft Corp. (1.83% of the Large Cap Equity Index Fund’s total net assets) declined for the year, while number six holding International Business Machines Corp. (1.59% of the Large Cap Equity Index Fund’s total net assets) finished the year with a double-digit gain.

Number one holding Exxon Mobil Corp. (3.21% of the Large Cap Equity Index Fund’s total net assets) and number five holding Chevron Corp. (1.60% of the Large Cap Equity Index Fund’s total net assets) were part of the Energy sector. Both ended 2010 in positive territory, with Chevron up double-digits while Exxon finished with a gain in the single-digits.

Performance of the Fund’s remaining top ten holdings includes number four holding General Electric Co. (1.69% of the Large Cap Equity Index Fund’s total net assets) with a double-digit gain; number seven holding Procter & Gamble Co. (1.57% of the Large Cap Equity Index Fund’s total net assets), number eight holding AT&T, Inc. (1.51% of the Large Cap Equity Index Fund’s total net assets), and number ten holding JP Morgan Chase & Co. (1.44% of the Large Cap Equity Index Fund’s total net assets) with gains in the single-digits; and number nine holding Johnson & Johnson (1.48% of the Large Cap Equity Index Fund’s total net assets) finished the year with a price decline.

Fixed Income portion of the Fund (approximately 40% throughout the period)

The Bond Fund’s allocation to corporate bonds combined with positive mid-single digit total returns from the corporate bonds the Bond Fund held helped performance during the year. As of December 31, 2010, the Bond Fund had 68.17% of its total net assets invested in corporate bonds versus the Barclays Capital Government/Credit Intermediate Index, which had 28.91% in corporate bonds.

The Bond Fund’s holdings of U.S. Treasuries posted a mid-single digit total return during the year. As of December, 31, 2010, the Bond Fund had 24.49% of its total net assets invested in U.S. Treasuries versus the Barclays Capital Government/Credit Intermediate Index, which had 49.93% in U.S. Treasuries.

The Bond Fund’s overweight position in corporate bonds relative to the Barclays Capital Government/Credit Intermediate Index helped the relative performance of the Bond Fund versus the Barclays Capital Government/Credit Intermediate Index for the 1-year reporting period. Meanwhile, the Bond Fund’s underweight position in U.S. Treasuries relative to the Barclays Capital Government/Credit Intermediate Index hindered the relative performance of the Bond Fund versus the Barclays Capital Government/Credit Intermediate Index.

The Bond Fund’s high credit quality orientation within corporate bonds also somewhat hindered performance relative to the Barclays Capital Government/Credit Intermediate Index as lower credit quality securities generally outperformed higher credit quality securities during the year.

The option-adjusted duration of the Bond Fund stood at approximately 3.51 years at the end of 2010, up slightly from 3.41 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on page 106.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% throughout 2010. In late November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”).

Within the bond markets, U.S. Treasuries posted mid-single digit gains during the 12-month period ended December 31, 2010. Given the uncertainty surrounding the financial markets in Europe during the year, investors sought the relative safety of U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.85% on January 1, 2010, to 3.30% on December 31, 2010. Short-term yields, however, remained low with 3-month U.S. Treasury yields rising only slightly from 0.06% on January 1, 2010 to 0.12% on December 31, 2010.

Overall, for the year ended December 31, 2010, corporate bonds outperformed U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Capital Government/Credit Intermediate Index (the “Index”) was 8.27% compared to a total return of 5.29% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, financial institution bonds and utility bonds generated total returns of 8.85% and 8.60%, respectively, while industrial bonds had a total return of 7.75% for the year.

From a credit quality standpoint, the range of total returns between lower credit quality bonds and higher credit quality bonds was relatively narrow for the year. Among corporate bonds within the Index, Aaa-rated securities generated a total return of 7.06% compared to Aa-rated and A-rated securities, which had total returns of 6.29% and 8.19%, respectively, for the year. The best performing credit sector within the Index was Baa-rated securities, which provided a total return of 9.44% as of December 31, 20101.

Provide an illustration of the Fund’s investments.

[1]	Source: Barclays Capital Live®

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2010, the Bond Fund had a total return of 5.54% compared to a return of 5.89% for the Barclays Capital Government/Credit Intermediate Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s allocation to corporate bonds combined with positive mid-single digit total returns from the corporate bonds the Fund held helped performance during the year. As of December 31, 2010, the Fund had 68.17% of total net assets invested in corporate bonds versus the Index, which had 28.91% in corporate bonds.

The Fund’s holdings of U.S. Treasuries posted a mid-single digit total return during the year. As of December, 31, 2010, the Fund had 24.49% of total net assets invested in U.S. Treasuries versus the Index, which had 49.93% in U.S. Treasuries.

The Fund’s overweight position in corporate bonds relative to the Index helped the relative performance of the Fund versus the Index for the 1-year reporting period. Meanwhile, the Fund’s underweight position in U.S. Treasuries relative to the Index hindered the relative performance of the Fund versus the Index.

The Fund’s high credit quality orientation within corporate bonds also somewhat hindered performance relative to the Index as lower credit quality securities generally outperformed higher credit quality securities during the year.

The option-adjusted duration of the Fund stood at approximately 3.51 years at the end of 2010, up slightly from 3.41 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this fund can be found on page 107.

*	The Barclays Capital Government/Credit Intermediate Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Capital Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Financial highlights for this Fund can be found on page 108.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[2]

Large Cap Equity Fund

Actual	1,000.00	1,230.41	0.70%	3.94

Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

Small/Mid Cap Equity Fund

Actual	1,000.00	1,276.54	0.90%	5.16

Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

International Equity Fund

Actual	1,000.00	1,280.51	1.00%	5.75

Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

Large Cap Equity Index Fund

Actual	1,000.00	1,230.85	0.31%	1.74

Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31%	1.58

Small Cap Equity Index Fund

Actual	1,000.00	1,289.60	0.50%	2.89

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50%	2.55

International Equity Index Fund

Actual	1,000.00	1,247.00	0.67%	3.79

Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.67%	3.41

Stock and Bond Balanced Fund[3]

Actual	1,000.00	1,137.59	0.41%	2.21

Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41%	2.09

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio Based on the Period July 1, 2010 to December 31, 2010	Expenses Paid During Period July 1, 2010 to December 31, 2010[2]

Bond Fund

Actual	1,000.00	1,012.19	0.57%	2.89

Hypothetical (5% return before expenses)	1,000.00	1,022.33	0.57%	2.91

Money Market Fund

Actual	1,000.00	1,000.00	0.19%	0.96

Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19%	0.97

[1]

This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

[2]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

[3]

Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/ 40% throughout the year.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value
Common Stocks (98.03%)
Consumer Discretionary (14.06%)
Advance Auto Parts Inc.	3,100	$205,065
AutoZone Inc. (a)	800	218,072
Coach Inc.	4,500	248,895
Comcast Corp. Class A	16,300	358,111
DIRECTV Class A (a)	8,000	319,440
GAP Inc., The	26,400	584,496
General Motors Co. (a)	5,000	184,300
Hasbro Inc.	3,700	174,566
ITT Educational Services Inc. (a)	1,400	89,166
McDonald’s Corp.	4,200	322,392
Netflix Inc. (a)	1,500	263,550
Priceline.com Inc. (a)	600	239,730
Ross Stores Inc.	4,500	284,625
Starbucks Corp.	9,800	314,874
TJX Companies Inc.	12,000	532,680
TRW Automotive Holdings Corp. (a)	4,500	237,150
Viacom Inc. Class B	4,700	186,167
Walt Disney Co., The	9,900	371,349

		5,134,628

Consumer Staples (7.31%)
Brown-Forman Corp. Class B	2,800	194,936
Colgate-Palmolive Co.	2,100	168,777
CVS Caremark Corp.	15,400	535,458
Dr. Pepper Snapple Group Inc.	4,600	161,736
Estee Lauder Companies Inc. Class A, The	4,700	379,290
General Mills Inc.	4,400	156,596
Green Mountain Coffee Roasters Inc. (a)	4,300	141,298
Philip Morris International Inc.	6,300	368,739
Procter & Gamble Co., The	2,800	180,124
Sysco Corp.	5,300	155,820
Wal-Mart Stores Inc.	4,200	226,506

		2,669,280

Energy (11.05%)
Anadarko Petroleum Corp.	5,000	380,800
Apache Corp.	3,300	393,459
Atwood Oceanics Inc. (a)	5,000	186,850
Chevron Corp.	8,000	730,000
El Paso Corp.	13,500	185,760
EQT Corp.	8,700	390,108
Exxon Mobil Corp.	7,800	570,336
Halliburton Co.	5,100	208,233
National-Oilwell Varco Inc.	2,800	188,300
Occidental Petroleum Corp.	4,100	402,210
Southwestern Energy Co. (a)	5,700	213,351
Ultra Petroleum Corp. (a)	3,900	186,303

		4,035,710

Financials (12.48%)
ACE Ltd.	5,600	348,600
Affiliated Managers Group Inc. (a)	2,200	218,284
Aflac Inc.	9,700	547,371
Ameriprise Financial Inc.	6,500	374,075

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Bank of America Corp.	29,900	$398,866
Franklin Resources Inc.	4,800	533,808
JPMorgan Chase & Co.	13,500	572,670
MetLife Inc.	8,500	377,740
Travelers Companies Inc., The	9,400	523,674
Wells Fargo & Co.	21,300	660,087

		4,555,175

Health Care (12.07%)
Abbott Laboratories	7,300	349,743
Allergan Inc.	2,800	192,276
AmerisourceBergen Corp.	5,700	194,484
Baxter International Inc.	2,200	111,364
Bristol-Myers Squibb Co.	12,071	319,640
Covidien PLC	8,200	374,412
CR Bard Inc.	2,100	192,717
Gilead Sciences Inc. (a)	4,700	170,328
Intuitive Surgical Inc. (a)	900	231,975
Johnson & Johnson	11,000	680,350
Life Technologies Corp. (a)	3,100	172,050
Medtronic Inc.	4,100	152,069
Merck & Co. Inc.	6,200	223,448
Mylan Inc. (a)	8,800	185,944
Pfizer Inc.	28,600	500,786
Quest Diagnostics Inc.	3,200	172,704
Teva Pharmaceutical Industries Ltd. Sponsored ADR	3,500	182,455

		4,406,745

Industrials (11.51%)
3M Co.	1,700	146,710
Boeing Co., The	7,900	515,554
Caterpillar Inc.	2,300	215,418
Cummins Inc.	1,900	209,019
Deere & Co.	2,300	191,015
General Electric Co.	10,400	190,216
Honeywell International Inc.	7,400	393,384
ITT Corp.	6,800	354,348
Lockheed Martin Corp.	3,500	244,685
Northrop Grumman Corp.	2,700	174,906
Raytheon Co.	6,800	315,112
Thomas & Betts Corp. (a)	4,100	198,030
Union Pacific Corp.	9,000	833,940
WW Grainger Inc.	1,600	220,976

		4,203,313

Information Technology (20.23%)
Akamai Technologies Inc. (a)	6,200	291,710
Apple Inc. (a)	1,400	451,584
Arrow Electronics Inc. (a)	6,700	229,475
Atmel Corp. (a)	20,700	255,024
Cisco Systems Inc. (a)	25,400	513,842
Cognizant Technology Solutions Corp. Class A (a)	4,600	337,134
Corning Inc.	9,600	185,472
EMC Corp. (a)	15,800	361,820

32	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
F5 Networks Inc. (a)	3,400	$442,544
First Solar Inc. (a)	1,400	182,196
Google Inc. Class A (a)	450	267,286
Hewlett-Packard Co.	3,800	159,980
Intel Corp.	17,500	368,025
International Business Machines Corp.	4,300	631,068
MasterCard Inc. Class A	800	179,288
Microsoft Corp.	19,200	536,064
Motorola Inc. (a)	20,100	182,307
NetApp Inc. (a)	3,300	181,368
Oracle Corp.	12,400	388,120
Red Hat Inc. (a)	4,100	187,165
SanDisk Corp. (a)	5,600	279,216
Visa Inc. Class A	2,100	147,798
VMware Inc. Class A (a)	2,900	257,839
Xerox Corp.	16,500	190,080
Xilinx Inc.	6,200	179,676

		7,386,081

Materials (4.61%)
Ashland Inc.	3,200	162,752
Dow Chemical Co., The	5,300	180,942
E.I. du Pont de Nemours & Co.	7,800	389,064
Freeport-McMoRan Copper & Gold Inc.	2,500	300,225
Lubrizol Corp., The	2,700	288,576
Newmont Mining Corp.	2,600	159,718
Sherwin-Williams Co., The	2,400	201,000

		1,682,277

Telecommunication Services (1.98%)
AT&T Inc.	17,100	502,399
MetroPCS Communications Inc. (a)	17,500	221,025

		723,424

Utilities (2.73%)
American Electric Power Company Inc.	8,800	316,624
Dominion Resources Inc.	7,600	324,672
Sempra Energy	6,800	356,864

		998,160

Total Common Stocks
(cost $31,059,317)		35,794,793

	Shares	Value
Short-term Investments (1.93%)
JPMorgan U.S. Government Money Market Fund	702,795	$702,795

Total Short-term Investments (cost $702,795)		702,795

TOTAL INVESTMENTS (99.96%) (cost $31,762,112)		36,497,588

OTHER ASSETS, NET OF LIABILITIES (0.04%)		16,185

NET ASSETS (100.00%)		$36,513,773

(a) Non-income producing security.

ADR – American Depository Receipt

See accompanying notes to financial statements.	33

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value
Common Stocks (97.55%)
Consumer Discretionary (11.98%)
Bally Technologies Inc. (a)	2,355	$99,357
Blyth Inc.	3,400	117,232
Chipotle Mexican Grill Inc. (a)	510	108,457
Cinemark Holdings Inc.	16,400	282,736
Darden Restaurants Inc.	2,960	137,462
Dick’s Sporting Goods Inc. (a)	2,830	106,125
Discovery Communications Inc. Class A (a)	6,190	258,123
Fossil Inc. (a)	1,810	127,569
Gannett Co. Inc.	7,490	113,024
Gentex Corp.	2,810	83,064
Jarden Corp.	5,610	173,181
Kohl’s Corp. (a)	2,610	141,827
MarineMax Inc. (a)	16,100	150,535
Marriott International Inc. Class A	7,280	302,411
Nordstrom Inc.	4,510	191,134
Pier 1 Imports Inc. (a)	21,400	224,700
Priceline.com Inc. (a)	310	123,860
Saga Communications Inc. Class A (a)	12,400	326,368
Sally Beauty Holdings Inc. (a)	15,800	229,574
Scripps Networks Interactive Class A	3,850	199,238
Sinclair Broadcast Group Inc. Class A	25,900	211,862
Stage Stores Inc.	1,900	32,946
Tiffany & Co.	2,800	174,356
Tractor Supply Co.	2,880	139,651
TRW Automotive Holdings Corp. (a)	3,580	188,666
Urban Outfitters Inc. (a)	5,370	192,300
Valassis Communications Inc. (a)	5,100	164,985
Warnaco Group Inc., The (a)	2,000	110,140
Whirlpool Corp.	1,650	146,570

		4,857,453

Consumer Staples (1.76%)
Church & Dwight Co. Inc.	1,900	131,138
Coca-Cola Enterprises Inc.	3,890	97,367
Craft Brewers Alliance Inc. (a)	16,300	120,620
Hansen Natural Corp. (a)	3,500	182,980
Ruddick Corp.	4,900	180,516

		712,621

Energy (8.24%)
Complete Production Services Inc. (a)	13,000	384,150
Concho Resources Inc. (a)	3,495	306,407
Continental Resources Inc. (a)	2,870	168,900
Dresser-Rand Group Inc. (a)	5,870	250,003
Halliburton Co.	3,520	143,722
Hercules Offshore Inc. (a)	71,500	247,390
International Coal Group Inc. (a)	23,500	181,890
Knightsbridge Tankers Ltd.	9,100	202,657
Oceaneering International Inc. (a)	3,260	240,034
Petroleum Development Corp. (a)	6,500	274,365
Pioneer Drilling Co. (a)	29,000	255,490
SandRidge Energy Inc. (a)	10,080	73,786

	Shares	Value
Common Stocks (Cont.)
Energy (cont.)
Unit Corp. (a)	3,290	$152,919
Whiting Petroleum Corp. (a)	3,920	459,385

		3,341,098

Financials (24.33%)
Advance America Cash Advance Centers Inc.	36,100	203,604
Affiliated Managers Group Inc. (a)	3,140	311,551
Alliance Financial Corp.	5,500	177,925
Ameriprise Financial Inc.	7,540	433,927
AmTrust Financial Services Inc.	11,300	197,750
BioMed Realty Trust Inc.	10,930	203,844
California First National Bancorp	10,748	155,094
Cardinal Financial Corp.	16,400	190,732
CB Richard Ellis Group Inc. Class A (a)	9,340	191,283
Charles Schwab Corp., The	6,590	112,755
City Holding Co.	5,900	213,757
Comerica Inc.	3,080	130,099
Danvers Bancorp Inc.	12,500	220,875
Digital Realty Trust Inc.	5,175	266,720
Discover Financial Services	12,570	232,922
Employers Holdings Inc.	14,100	246,468
ESSA Bancorp Inc.	13,100	173,182
EZCORP Inc. Class A (a)	9,100	246,883
First Industrial Realty Trust Inc. (a)	33,700	295,212
First Niagara Financial Group Inc.	11,440	159,931
Flagstar Bancorp Inc. (a)	90,200	147,026
Franklin Resources Inc.	2,270	252,447
Harleysville Group Inc.	5,800	213,092
Host Hotels & Resorts Inc.	9,840	175,841
Infinity Property & Casualty Corp.	3,600	222,480
IntercontinentalExchange Inc. (a)	1,110	132,256
Jones Lang LaSalle Inc.	1,590	133,433
Meadowbrook Insurance Group Inc.	15,900	162,975
MPG Office Trust Inc. (a)	57,200	157,300
MSCI Inc. Class A (a)	1,310	51,038
Nelnet Inc. Class A	7,900	187,151
Newcastle Investment Corp. (a)	31,500	211,050
One Liberty Properties Inc.	20,763	346,742
PNC Financial Services Group Inc.	3,040	184,589
Raymond James Financial Inc.	5,010	163,827
Retail Opportunity Investments Corp.	18,400	182,344
Safety Insurance Group Inc.	6,000	285,420
SEI Investments Co.	3,360	79,934
Signature Bank (a)	3,020	151,000
Southside Bancshares Inc.	8,610	181,413
Southwest Bancorp Inc. (a)	11,600	143,840
T Rowe Price Group Inc.	6,140	396,276
United Financial Bancorp Inc.	11,700	178,659
United Fire & Casualty Co.	7,900	176,328
Unitrin Inc.	7,300	179,142
Weingarten Realty Investors	5,021	119,299
Winthrop Realty Trust	13,000	166,270
World Acceptance Corp. (a)	5,800	306,240

34	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
WSFS Financial Corp.	4,500	$213,480

		9,865,406

Health Care (7.72%)
Agilent Technologies Inc. (a)	2,550	105,646
Alexion Pharmaceuticals Inc. (a)	1,310	105,520
Allscripts Healthcare Solutions Inc. (a)	6,720	129,494
AmerisourceBergen Corp.	3,680	125,562
Analogic Corp.	4,100	202,991
Celgene Corp. (a)	2,360	139,570
Emergency Medical Services Corp. Class A (a)	1,780	115,006
Healthspring Inc. (a)	13,500	358,155
Hill-Rom Holdings Inc.	2,580	101,573
Invacare Corp.	6,200	186,992
Life Technologies Corp. (a)	2,440	135,420
Medicines Co., The (a)	11,800	166,734
Mylan Inc. (a)	5,680	120,018
Par Pharmaceutical Companies Inc. (a)	6,000	231,060
Perrigo Co.	2,470	156,425
ResMed Inc. (a)	3,400	117,776
Salix Pharmaceuticals Ltd. (a)	2,340	109,886
Shire PLC ADR	1,570	113,637
SXC Health Solutions Corp. (a)	3,610	154,725
United Therapeutics Corp. (a)	2,920	184,602
Varian Medical Systems Inc. (a)	1,030	71,358

		3,132,150

Industrials (16.55%)
Alaska Air Group Inc. (a)	5,440	308,394
AMERCO (a)	2,300	220,892
AMETEK Inc.	3,097	121,557
BE Aerospace Inc. (a)	7,740	286,612
Ceradyne Inc. (a)	8,100	255,393
Chicago Bridge & Iron Co. N.V. NY Reg. Shares (a)	10,310	339,199
Cummins Inc.	2,640	290,426
Dover Corp.	3,990	233,216
Expeditors International of Washington Inc.	3,720	203,112
Flowserve Corp.	1,230	146,641
Great Lakes Dredge & Dock Co.	25,200	185,724
International Shipholding Corp.	4,800	121,920
J.B. Hunt Transport Services Inc.	5,410	220,782
Kansas City Southern (a)	2,860	136,880
Kennametal Inc.	7,570	298,712
Layne Christensen Co. (a)	5,700	196,194
M & F Worldwide Corp. (a)	6,200	143,220
Manpower Inc.	2,610	163,804
MasTec Inc. (a)	13,000	189,670
MSC Industrial Direct Company Inc. Class A	4,460	288,517
Mueller Industries Inc.	6,200	202,740
Nordson Corp.	2,880	264,614
PACCAR Inc.	2,160	124,027
Precision Castparts Corp.	1,275	177,493

	Shares	Value
Common Stocks (Cont.)
Industrials (cont.)
Republic Airways Holdings Inc. (a)	24,500	$179,340
Rockwell Automation Inc.	2,440	174,972
Timken Co., The	3,240	154,645
UniFirst Corp.	3,700	203,685
United Rentals Inc. (a)	9,700	220,675
US Airways Group Inc. (a)	32,980	330,130
WABCO Holdings Inc. (a)	2,860	174,260
Woodward Governor Co.	4,170	156,625

		6,714,071

Information Technology (13.61%)
Alliance Data Systems Corp. (a)	6,490	460,985
Amphenol Corp. Class A	1,915	101,074
ANSYS Inc. (a)	3,455	179,902
Aruba Networks Inc. (a)	2,690	56,167
Atheros Communications (a)	3,000	107,760
Autodesk Inc. (a)	5,030	192,146
Broadcom Corp. Class A	4,705	204,903
Check Point Software Technologies Ltd. (a)	5,065	234,307
Citrix Systems Inc. (a)	2,410	164,868
Cognizant Technology Solutions Corp. Class A (a)	2,200	161,238
Cypress Semiconductor Corp. (a)	5,550	103,119
F5 Networks Inc. (a)	510	66,382
Insight Enterprises Inc. (a)	10,900	143,444
Intuit Inc. (a)	1,750	86,275
JDS Uniphase Corp. (a)	16,930	245,146
Juniper Networks Inc. (a)	5,330	196,784
Lattice Semiconductor Corp. (a)	32,600	197,556
Marvell Technology Group Ltd. (a)	8,545	158,510
Mercury Computer Systems Inc. (a)	14,000	257,320
MICROS Systems Inc. (a)	3,310	145,177
NetApp Inc. (a)	2,380	130,805
Netlogic Microsystems Inc. (a)	3,220	101,140
OSI Systems Inc. (a)	5,300	192,708
Photronics Inc. (a)	35,700	210,987
Polycom Inc. (a)	2,150	83,807
Power-One Inc. (a)	22,900	233,580
Red Hat Inc. (a)	1,790	81,714
Richardson Electronics Ltd.	26,000	303,940
Teradata Corp. (a)	3,350	137,886
TIBCO Software Inc. (a)	6,940	136,787
Trimble Navigation Ltd. (a)	2,080	83,054
Unisys Corp. (a)	9,200	238,188
UTStarcom Inc. (a)	58,800	121,128

		5,518,787

Materials (7.30%)
Albemarle Corp.	4,560	254,357
Arch Chemicals Inc.	5,200	197,236
Ferro Corp. (a)	13,200	193,248
FMC Corp.	780	62,314
Kaiser Aluminum Corp.	4,800	240,432
Nalco Holding Co.	3,950	126,163

See accompanying notes to financial statements.	35

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Materials (cont.)
P. H. Glatfelter Co.	12,100	$148,467
PolyOne Corp. (a)	19,600	244,804
Quaker Chemical Corp.	4,900	204,183
Rock-Tenn Co. Class A	3,500	188,825
TPC Group Inc. (a)	6,500	197,080
Valspar Corp.	4,300	148,264
Walter Energy Inc.	2,010	256,958
Westlake Chemical Corp.	4,700	204,309
Yamana Gold Inc.	22,920	293,376

		2,960,016

Telecommunication Services (2.56%)
American Tower Corp. Class A (a)	3,620	186,937
General Communication Inc. Class A (a)	18,800	238,008
IDT Corp. Class B	10,800	277,020
SBA Communications Corp. Class A (a)	4,000	163,760
Vonage Holdings Corp. (a)	77,500	173,600

		1,039,325

Utilities (3.50%)
AES Corp., The (a)	24,930	303,647
Aqua America Inc.	2,830	63,618
CH Energy Group Inc.	2,900	141,781
Chesapeake Utilities Corp.	3,800	157,776
Cleco Corp.	9,800	301,448
El Paso Electric Co. (a)	7,300	200,969
ITC Holdings Corp.	4,015	248,850

		1,418,089

Total Common Stocks
(cost $32,167,641)		39,559,016

Registered Investment Companies (0.87%)
Financials (0.87%)
Arlington Asset Investment Corp. Class A	6,100	146,339
BlackRock Kelso Capital Corp.	8,300	91,798
Prospect Capital Corp.	10,600	114,480

		352,617

Total Registered Investment Companies
(cost $325,736)		352,617

	Shares	Value
Short-term Investments (0.94%)
JPMorgan U.S. Government Money Market Fund	381,593	$381,593

Total Short-term Investments (cost $381,593)		381,593

TOTAL INVESTMENTS (99.36%)
(cost $32,874,970)		40,293,226

OTHER ASSETS, NET OF LIABILITIES (0.64%)		261,129

NET ASSETS (100.00%)		$40,554,355

(a) Non-income producing security.

ADR – American Depository Receipt

36	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value
Common Stocks (94.29%)
Argentina (0.54%)
MercadoLibre Inc. (a)	3,240	$215,946

Australia (1.06%)
BHP Billiton PLC	10,678	424,692

Austria (0.74%)
Erste Group Bank AG	6,340	297,711

Belgium (1.82%)
Anheuser-Busch InBev NV	12,754	729,448

Brazil (5.46%)
Anhanguera Educacional
Participacoes SA	5,100	122,892
Banco Bradesco SA Rights (a)	402	2,080
BR Malls Participacoes SA	38,500	396,596
Itau Unibanco Holding SA ADR	18,920	454,269
OGX Petroleo e Gas Participacoes SA (a)	61,700	743,374
PDG Realty SA Empreendimentos e Participacoes	63,100	386,202
Redecard SA	6,094	77,276

		2,182,689

Canada (2.62%)
Cameco Corp.	8,051	325,099
Canadian National Railway Co.	6,602	438,835
Teck Resources Ltd. Class B	4,570	283,999

		1,047,933

China (3.47%)
Baidu Inc. Sponsored ADR (a)	1,611	155,510
China Life Insurance Co. Ltd. H	54,000	220,577
China Mobile Ltd.	31,000	307,894
China Pacific Insurance (Group)
Company Ltd. H	8,200	34,023
PetroChina Company Ltd. H	166,000	216,128
Ping An Insurance (Group) Company of China Ltd.	40,500	451,748

		1,385,880

Denmark (4.40%)
A P Moller-Maersk A/S Class B	23	208,268
Novo Nordisk A/S Class B	10,216	1,151,991
Novozymes A/S B Shares	1,301	181,224
Pandora A/S (a)	3,573	215,224

		1,756,707

France (11.32%)
Accor SA	10,504	467,415
AXA SA	14,732	245,095
BNP Paribas	10,366	659,498
Compagnie de Saint-Gobain	3,212	165,250
DANONE SA	4,916	308,886
JC Decaux SA (a)	6,500	199,994

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
L’Oreal SA	2,200	$244,244
Pernod Ricard SA	6,658	625,999
Publicis Groupe	6,279	327,234
Safran SA	2,692	95,329
Schneider Electric SA	5,741	859,230
Societe Generale	1,500	80,619
Unibail-Rodamco SE	1,242	245,633

		4,524,426

Germany (7.81%)
Adidas AG	2,989	195,277
Allianz SE Reg.	1,775	210,936
BASF SE	7,374	588,276
Daimler AG Registered Shares (a)	7,217	489,244
Infineon Technologies AG (a)	11,819	109,972
Linde AG	3,400	515,905
Metro AG	4,166	299,951
Siemens AG Reg.	3,282	406,558
ThyssenKrupp AG	7,383	305,695

		3,121,814

Hong Kong (3.69%)
Cheung Kong Holdings Ltd.	23,000	354,788
CNOOC Ltd.	87,000	206,397
Hang Lung Properties Ltd.	55,000	257,211
Li & Fung Ltd.	112,000	654,899

		1,473,295

India (1.56%)
ICICI Bank Ltd. Sponsored ADR	12,317	623,733

Indonesia (0.27%)
PT Astra International Tbk	17,500	105,952

Ireland (0.13%)
CRH PLC	2,550	53,328

Israel (1.28%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	9,802	510,978

Italy (0.44%)
Eni SpA	8,000	174,681

Japan (9.07%)
Canon Inc.	11,600	601,503
Daikin Industries Ltd.	3,500	124,153
DeNA Co. Ltd.	6,200	222,372
FamilyMart Co. Ltd.	6,800	256,288
Fanuc Corp.	4,900	752,593
Honda Motor Co. Ltd.	10,000	395,985
Japan Tobacco Inc.	79	292,394
Komatsu Ltd.	19,600	593,142
Marubeni Corp.	43,000	302,414

See accompanying notes to financial statements.	37

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Mizuho Financial Group Inc.	45,400	$85,555

		3,626,399

Luxembourg (0.73%)
Millicom International Cellular S.A.	3,034	290,050

Malaysia (1.88%)
Genting Berhad	130,600	473,523
Sime Darby Berhad	98,000	279,682

		753,205

Netherlands (1.73%)
Core Laboratories N.V.	963	85,755
LyondellBasell Industries NV Class A (a)	3,056	105,126
Royal Dutch Shell PLC Class A	8,931	295,140
Sensata Technologies Holding NV (a)	6,830	205,651

		691,672

Norway (0.58%)
Statoil ASA	9,800	232,780

Russia (0.22%)
Mail.ru Group Ltd. GDR 144A (a) (b) (c)	2,466	88,776

Singapore (2.10%)
Capitaland Ltd.	83,500	241,388
DBS Group Holdings Ltd.	25,991	290,015
Keppel Corp. Ltd.	7,000	61,745
United Overseas Bank Ltd.	17,489	248,023

		841,171

South Africa (1.76%)
AngloGold Ashanti Ltd. Sponsored ADR	3,400	167,382
MTN Group Ltd.	16,081	328,138
Naspers Ltd. N Shares	3,526	207,653

		703,173

Spain (2.24%)
Banco Santander SA (Madrid)	16,825	178,247
Industria de Diseno Textil SA	6,546	490,118
Telefonica SA	9,963	225,864

		894,229

Sweden (4.11%)
Assa Abloy AB Class B	6,779	191,003
Atlas Copco AB Class A	20,900	527,344
Investor AB B Shares	9,000	192,561
Sandvik AB	17,098	333,283
Telefonaktiebolaget LM Ericsson B Shares	16,073	186,763
Volvo AB B Shares (a)	12,000	211,429

		1,642,383

	Shares	Value
Common Stocks (Cont.)
Switzerland (9.99%)
ABB Ltd. Reg. (a)	13,723	$305,722
Compagnie Financiere Richemont SA Class A	7,151	420,647
Holcim Ltd. Reg.	4,123	311,540
Julius Baer Group Ltd.	6,596	308,989
Nestle SA Reg.	16,870	987,842
Novartis AG	2,097	123,241
Roche Holding AG	2,187	320,448
Swatch Group AG, The	1,268	565,243
Syngenta AG Reg.	1,016	297,194
UBS AG Reg. (a)	17,300	284,016
Zurich Financial Services AG	261	67,609

		3,992,491

Taiwan (0.24%)
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	7,764	97,361

United Kingdom (13.03%)
Anglo American PLC	8,003	416,186
ARM Holdings PLC	15,870	104,737
Barclays PLC	70,899	289,224
BG Group PLC	14,994	302,968
British American Tobacco PLC	9,918	380,935
Compass Group PLC	22,809	206,612
Diageo PLC	18,486	341,535
HSBC Holdings PLC	28,888	293,251
Imperial Tobacco Group PLC	9,038	277,314
Reckitt Benckiser Group PLC	6,055	332,772
Rolls-Royce Group PLC (a)	20,927	203,268
Standard Chartered PLC	26,549	714,228
Tesco PLC	51,034	338,160
Tullow Oil PLC	15,856	311,733
Xstrata PLC	29,565	693,957

		5,206,880

Total Common Stocks (cost $31,962,089)		37,689,783

Preferred Stocks (3.89%)
Brazil (3.89%)
Banco Bradesco SA Pfd.	24,266	477,281
Petroleo Brasileiro SA Pfd.	31,300	514,564
Suzano Papel e Celulose SA	27,250	242,623
Vale SA Pfd. Class A	11,000	321,386

		1,555,854

Total Preferred Stocks (cost $1,607,991)		1,555,854

38	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Principal amount	Value
Repurchase Agreement (1.84%)
State Street Bank & Trust Repurchase Agreement, (d) 0.010%, agreement date 12/31/2010, to be repurchased at $732,695 on 01/03/2011	$732,695	$732,695

Total Repurchase Agreement (cost $732,695)		732,695

TOTAL INVESTMENTS (100.02%) (cost $34,302,775)		39,978,332

LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.02%)		(7,211)

NET ASSETS (100.00%)		$39,971,121

(a)   Non-income producing security.

(b)   These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(c)   In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(d)   Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $749,377 as of December 31, 2010.

ADR – American Depository Receipt

GDR – Global Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$10,090,777	25.24
British Pound	5,631,572	14.09
United States Dollar	4,497,166	11.25
Swiss Franc	3,992,491	9.99
Japanese Yen	3,626,399	9.07
Brazilian Real	3,284,274	8.22
Hong Kong Dollar	2,703,665	6.76
Danish Krone	1,756,707	4.39
Swedish Krona	1,642,383	4.11
Singapore Dollar	841,171	2.10
Malaysian Ringgit	753,205	1.88
South African Rand	535,791	1.34
Canadian Dollar	283,999	0.71
Norwegian Krone	232,780	0.58
Indonesian Rupiah	105,952	0.27

Total Investments	$39,978,332	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS
Sector	Value	%
Financials	$8,204,904	20.53
Industrials	6,264,899	15.67
Consumer Discretionary	6,146,486	15.38
Consumer Staples	5,415,768	13.55
Materials	4,908,513	12.28
Energy	3,408,619	8.53
Health Care	2,106,658	5.27
Information Technology	1,637,844	4.10
Telecommunication Services	1,151,946	2.88

Total Stocks	39,245,637	98.19
Repurchase Agreement	732,695	1.83
Liabilities, Net of Cash and Other Assets	(7,211)	(0.02)

Net Assets	$39,971,121	100.00%

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value
Common Stocks (99.36%)
Consumer Discretionary (10.57%)
Abercrombie & Fitch Co. Class A	3,645	$210,061
Amazon.com Inc. (a)	14,747	2,654,460
Apollo Group Inc. Class A (a)	5,332	210,561
AutoNation Inc. (a)	2,648	74,674
AutoZone Inc. (a)	1,136	309,662
Bed Bath & Beyond Inc. (a)	10,718	526,790
Best Buy Company Inc.	13,723	470,562
Big Lots Inc. (a)	3,178	96,802
Cablevision Systems Corp. Class A	9,983	337,825
CarMax Inc. (a)	9,352	298,142
Carnival Corp.	17,903	825,507
CBS Corp. Class B	28,319	539,477
Coach Inc.	12,319	681,364
Comcast Corp. Class A	116,024	2,549,047
Darden Restaurants Inc.	5,757	267,355
DeVry Inc.	2,481	119,038
DIRECTV Class A (a)	34,666	1,384,213
Discovery Communications Inc. Class A (a)	11,890	495,813
DR Horton Inc.	12,005	143,220
Expedia Inc.	8,253	207,068
Family Dollar Stores Inc.	5,252	261,077
Ford Motor Co. (a)	155,712	2,614,404
Fortune Brands Inc.	6,271	377,828
GameStop Corp. Class A (a)	6,296	144,052
Gannett Co. Inc.	9,858	148,757
GAP Inc., The	18,485	409,258
Genuine Parts Co.	6,518	334,634
Goodyear Tire & Rubber Co., The (a)	10,450	123,832
H&R Block Inc.	12,978	154,568
Harley-Davidson Inc.	9,931	344,308
Harman International Industries Inc. (a)	2,803	129,779
Hasbro Inc.	5,657	266,897
Home Depot Inc.	68,149	2,389,304
International Game Technology	12,421	219,727
Interpublic Group of Companies Inc., The (a)	20,472	217,413
J.C. Penney Company Inc.	9,703	313,504
Johnson Controls Inc.	28,048	1,071,434
Kohl’s Corp. (a)	12,719	691,150
Leggett & Platt Inc.	6,139	139,724
Lennar Corp.	6,691	125,456
Limited Brands Inc.	11,134	342,148
Lowe’s Companies Inc.	57,380	1,439,090
Macy’s Inc.	17,613	445,609
Marriott International Inc. Class A	12,051	500,599
Mattel Inc.	14,737	374,762
McDonald’s Corp.	43,936	3,372,527
McGraw-Hill Companies Inc., The	12,728	463,426
Meredith Corp.	1,577	54,643
Netflix Inc. (a)	1,804	316,963
Newell Rubbermaid Inc.	12,074	219,505
News Corp. Class A	95,179	1,385,806
NIKE Inc. Class B	15,896	1,357,836
Nordstrom Inc.	6,940	294,117
Omnicom Group Inc.	12,459	570,622
O’Reilly Automotive Inc. (a)	5,805	350,738

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Polo Ralph Lauren Corp.	2,652	$294,160
Priceline.com Inc. (a)	2,042	815,881
Pulte Group Inc. (a)	14,138	106,318
RadioShack Corp.	4,745	87,735
Ross Stores Inc.	5,010	316,882
Scripps Networks Interactive Class A	3,749	194,011
Sears Holdings Corp. (a)	1,863	137,396
Stanley Black & Decker Inc.	6,965	465,750
Staples Inc.	30,061	684,489
Starbucks Corp.	30,889	992,464
Starwood Hotels & Resorts Worldwide Inc.	7,943	482,776
Target Corp.	29,443	1,770,408
Tiffany & Co.	5,246	326,668
Time Warner Cable Inc.	14,829	979,159
Time Warner Inc.	46,124	1,483,809
TJX Companies Inc.	16,408	728,351
Urban Outfitters Inc. (a)	5,208	186,498
VF Corp.	3,635	313,264
Viacom Inc. Class B	25,262	1,000,628
Walt Disney Co., The	78,745	2,953,725
Washington Post Co., The	221	97,130
Whirlpool Corp.	3,162	280,880
Wyndham Worldwide Corp.	7,341	219,936
Wynn Resorts Ltd.	3,167	328,861
Yum! Brands Inc.	19,489	955,935

		50,570,252

Consumer Staples (10.56%)
Altria Group Inc.	86,834	2,137,853
Archer-Daniels-Midland Co.	26,682	802,595
Avon Products Inc.	17,999	523,051
Brown-Forman Corp. Class B	4,366	303,961
Campbell Soup Co.	7,847	272,683
Clorox Co.	5,844	369,808
Coca-Cola Co., The	96,575	6,351,738
Coca-Cola Enterprises Inc.	14,090	352,673
Colgate-Palmolive Co.	20,071	1,613,106
ConAgra Foods Inc.	18,288	412,943
Constellation Brands Inc. (a)	7,454	165,106
Costco Wholesale Corp.	17,976	1,298,047
CVS Caremark Corp.	56,393	1,960,785
Dean Foods Co. (a)	7,783	68,802
Dr. Pepper Snapple Group Inc.	9,435	331,735
Estee Lauder Companies Inc. Class A, The	4,675	377,272
General Mills Inc.	26,737	951,570
H.J. Heinz Co.	13,340	659,796
Hershey Co., The	6,497	306,334
Hormel Foods Corp.	2,882	147,731
J.M. Smucker Co., The	5,037	330,679
Kellogg Co.	10,560	539,405
Kimberly-Clark Corp.	16,896	1,065,124
Kraft Foods Inc. Class A	72,795	2,293,770
Kroger Co., The	26,716	597,370
Lorillard Inc.	6,178	506,967

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
McCormick & Co. Inc.	5,523	$256,985
Mead Johnson Nutrition Co. Class A	8,580	534,105
Molson Coors Brewing Co. Class B	6,487	325,583
PepsiCo Inc.	65,909	4,305,835
Philip Morris International Inc.	75,455	4,416,381
Procter & Gamble Co., The	116,414	7,488,913
Reynolds American Inc.	14,003	456,778
Safeway Inc.	15,338	344,952
Sara Lee Corp.	26,563	465,118
Supervalu Inc.	8,635	83,155
Sysco Corp.	24,168	710,539
Tyson Foods Inc.	12,394	213,425
Walgreen Co.	38,493	1,499,687
Wal-Mart Stores Inc.	81,473	4,393,839
Whole Foods Market Inc. (a)	6,147	310,977

		50,547,176

Energy (11.96%)
Anadarko Petroleum Corp.	20,632	1,571,333
Apache Corp.	15,851	1,889,915
Baker Hughes Inc.	17,992	1,028,603
Cabot Oil & Gas Corp.	4,296	162,604
Cameron International Corp. (a)	10,089	511,815
Chesapeake Energy Corp.	27,229	705,503
Chevron Corp.	83,698	7,637,443
ConocoPhillips	61,100	4,160,910
CONSOL Energy Inc.	9,446	460,398
Denbury Resources Inc. (a)	16,690	318,612
Devon Energy Corp.	17,958	1,409,883
Diamond Offshore Drilling Inc.	2,936	196,330
El Paso Corp.	29,575	406,952
EOG Resources Inc.	10,565	965,747
EQT Corp.	6,266	280,967
Exxon Mobil Corp.	209,718	15,334,580
FMC Technologies Inc. (a)	4,948	439,927
Halliburton Co.	37,765	1,541,945
Helmerich & Payne Inc.	4,433	214,912
Hess Corp.	12,478	955,066
Marathon Oil Corp.	29,526	1,093,348
Massey Energy Co.	4,326	232,090
Murphy Oil Corp.	8,023	598,115
Nabors Industries Ltd. (a)	12,043	282,529
National-Oilwell Varco Inc.	17,453	1,173,714
Newfield Exploration Co. (a)	5,568	401,508
Noble Energy Inc.	7,333	631,225
Occidental Petroleum Corp.	33,792	3,314,995
Peabody Energy Corp.	11,129	712,033
Pioneer Natural Resources Co.	4,870	422,813
QEP Resources Inc.	7,330	266,152
Range Resources Corp.	6,741	303,210
Rowan Companies Inc. (a)	5,249	183,243
Schlumberger Ltd.	56,741	4,737,874
Southwestern Energy Co. (a)	14,547	544,494
Spectra Energy Corp.	26,819	670,207
Sunoco Inc.	5,081	204,815
Tesoro Corp. (a)	6,130	113,650

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Valero Energy Corp.	23,622	$546,141
Williams Companies Inc., The	24,102	595,801

		57,221,402

Financials (15.95%)
ACE Ltd.	14,115	878,659
Aflac Inc.	19,650	1,108,850
Allstate Corp., The	22,276	710,159
American Express Co.	43,475	1,865,947
American International Group Inc. (a)	5,824	335,579
Ameriprise Financial Inc.	10,306	593,110
Aon Corp.	13,804	635,122
Apartment Investment and Management Co.	4,765	123,128
Assurant Inc.	4,482	172,647
AvalonBay Communities Inc.	3,581	403,042
Bank of America Corp.	419,446	5,595,410
Bank of New York Mellon Corp.	51,591	1,558,048
BB&T Corp.	28,697	754,444
Berkshire Hathaway Inc. Class B (a)	71,965	5,765,116
Boston Properties Inc.	5,842	502,996
Capital One Financial Corp.	18,941	806,129
CB Richard Ellis Group Inc. Class A (a)	12,169	249,221
Charles Schwab Corp., The	41,071	702,725
Chubb Corp.	12,676	755,997
Cincinnati Financial Corp.	6,818	216,062
Citigroup Inc. (a)	1,208,211	5,714,838
CME Group Inc.	2,792	898,326
Comerica Inc.	7,364	311,055
Discover Financial Services	22,534	417,555
E*TRADE Financial Corp. (a)	8,199	131,184
Equity Residential	11,868	616,543
Federated Investors Inc. Class B	3,832	100,283
Fifth Third Bancorp	33,370	489,872
First Horizon National Corp. (a)	10,847	127,778
Franklin Resources Inc.	6,078	675,934
Genworth Financial Inc. Class A (a)	20,008	262,905
Goldman Sachs Group Inc., The	21,261	3,575,250
Hartford Financial Services Group Inc.	18,623	493,323
HCP Inc.	15,149	557,332
Healthcare Realty Trust Inc.	6,036	287,555
Host Hotels & Resorts Inc.	27,660	494,284
Hudson City Bancorp Inc.	22,132	281,962
Huntington Bancshares Inc.	35,891	246,571
IntercontinentalExchange Inc. (a)	3,023	360,190
Invesco Ltd.	19,137	460,436
Janus Capital Group Inc.	7,451	96,639
JPMorgan Chase & Co.	162,576	6,896,474
KeyCorp	35,966	318,299
Kimco Realty Corp.	17,123	308,899
Legg Mason Inc.	6,218	225,527
Leucadia National Corp.	8,285	241,756
Lincoln National Corp.	13,314	370,262
Loews Corp.	13,111	510,149
M&T Bank Corp.	5,007	435,859
Marsh & McLennan Companies Inc.	22,743	621,794

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Marshall & Ilsley Corp.	21,811	$150,932
MetLife Inc.	37,585	1,670,277
Moody’s Corp.	8,565	227,315
Morgan Stanley	62,766	1,707,863
NASDAQ OMX Group Inc., The (a)	5,618	133,203
Northern Trust Corp.	10,155	562,689
NYSE Euronext	10,855	325,433
People’s United Financial Inc.	15,101	211,565
Plum Creek Timber Co. Inc.	6,721	251,701
PNC Financial Services Group Inc.	21,926	1,331,347
Principal Financial Group Inc.	13,324	433,829
Progressive Corp., The	27,699	550,379
ProLogis	23,666	341,737
Prudential Financial Inc.	20,186	1,185,120
Public Storage	5,764	584,585
Regions Financial Corp.	52,770	369,390
Simon Property Group Inc.	12,196	1,213,380
SLM Corp. (a)	20,488	257,944
State Street Corp.	20,879	967,533
Suntrust Banks Inc.	20,620	608,496
T Rowe Price Group Inc.	10,665	688,319
Torchmark Corp.	3,320	198,337
Travelers Companies Inc., The	19,085	1,063,225
Unum Group	13,174	319,074
US Bancorp	79,631	2,147,648
Ventas Inc.	6,615	347,155
Vornado Realty Trust	6,697	558,061
Wells Fargo & Co.	218,298	6,765,055
Weyerhaeuser Co.	22,516	426,228
XL Group PLC	13,424	292,912
Zions Bancorporation	7,363	178,405

		76,330,362

Health Care (10.86%)
Abbott Laboratories	64,291	3,080,182
Aetna Inc.	16,628	507,320
Agilent Technologies Inc. (a)	14,349	594,479
Allergan Inc.	12,777	877,397
AmerisourceBergen Corp.	11,468	391,288
Amgen Inc. (a)	39,289	2,156,966
Baxter International Inc.	24,194	1,224,700
Becton Dickinson and Co.	9,554	807,504
Biogen Idec Inc. (a)	9,906	664,197
Boston Scientific Corp. (a)	62,918	476,289
Bristol-Myers Squibb Co.	71,175	1,884,714
Cardinal Health Inc.	14,502	555,572
CareFusion Corp. (a)	9,272	238,290
Celgene Corp. (a)	19,574	1,157,606
Cephalon Inc. (a)	3,157	194,850
Cerner Corp. (a)	2,982	282,515
Cigna Corp.	11,178	409,785
Coventry Health Care Inc. (a)	6,177	163,073
CR Bard Inc.	3,867	354,875
DaVita Inc. (a)	4,038	280,601
DENTSPLY International Inc.	6,008	205,293
Eli Lilly & Co.	42,059	1,473,747

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Express Scripts Inc. (a)	21,914	$1,184,452
Forest Laboratories Inc. (a)	12,002	383,824
Genzyme Corp. (a)	10,772	766,966
Gilead Sciences Inc. (a)	33,756	1,223,317
Hospira Inc. (a)	6,910	384,818
Humana Inc. (a)	7,027	384,658
Intuitive Surgical Inc. (a)	1,624	418,586
Johnson & Johnson	114,212	7,064,012
King Pharmaceuticals Inc. (a)	10,702	150,363
Laboratory Corp. of America Holdings (a)	4,226	371,550
Life Technologies Corp. (a)	7,766	431,013
McKesson Corp.	10,520	740,398
Medco Health Solutions Inc. (a)	17,645	1,081,109
Medtronic Inc.	44,794	1,661,409
Merck & Co. Inc.	128,135	4,617,985
Mylan Inc. (a)	18,152	383,552
Patterson Companies Inc.	4,046	123,929
PerkinElmer Inc.	5,035	130,004
Pfizer Inc.	333,115	5,832,844
Quest Diagnostics Inc.	5,876	317,128
St. Jude Medical Inc. (a)	14,259	609,572
Stryker Corp.	14,204	762,755
Tenet Healthcare Corp. (a)	20,354	136,168
Thermo Fisher Scientific Inc. (a)	16,525	914,824
UnitedHealth Group Inc.	45,736	1,651,527
Varian Medical Systems Inc. (a)	4,943	342,451
Waters Corp. (a)	3,853	299,417
Watson Pharmaceuticals Inc. (a)	5,212	269,200
WellPoint Inc. (a)	16,364	930,457
Zimmer Holdings Inc. (a)	8,138	436,848

		51,986,379

Industrials (10.87%)
3M Co.	29,731	2,565,785
Avery Dennison Corp.	4,429	187,524
Boeing Co., The	30,510	1,991,083
Caterpillar Inc.	26,398	2,472,437
CH Robinson Worldwide Inc.	6,844	548,820
Cintas Corp.	5,244	146,622
CSX Corp.	15,557	1,005,138
Cummins Inc.	8,255	908,133
Danaher Corp.	22,303	1,052,033
Deere & Co.	17,568	1,459,022
Dover Corp.	7,784	454,975
Dun & Bradstreet Corp.	2,125	174,441
Eaton Corp.	7,043	714,935
Emerson Electric Co.	31,231	1,785,476
Equifax Inc.	5,236	186,402
Expeditors International of Washington Inc.	8,811	481,081
Fastenal Co.	6,197	371,262
FedEx Corp.	13,125	1,220,756
Flowserve Corp.	2,361	281,478
Fluor Corp.	7,470	494,962
General Dynamics Corp.	15,705	1,114,427

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
General Electric Co.	443,113	$8,104,537
Goodrich Corp.	5,230	460,606
Honeywell International Inc.	32,448	1,724,936
Illinois Tool Works Inc.	20,619	1,101,055
Ingersoll-Rand PLC	13,437	632,748
Iron Mountain Inc.	8,465	211,710
ITT Corp.	7,648	398,537
Jacobs Engineering Group Inc. (a)	5,257	241,033
L-3 Communications Holdings Inc.	4,689	330,528
Lockheed Martin Corp.	12,215	853,951
Masco Corp.	15,128	191,520
Norfolk Southern Corp.	15,107	949,022
Northrop Grumman Corp.	12,061	781,312
PACCAR Inc.	15,168	870,947
Pall Corp.	4,720	234,018
Parker Hannifin Corp.	6,745	582,094
Pitney Bowes Inc.	8,354	202,000
Precision Castparts Corp.	5,932	825,794
Quanta Services Inc. (a)	8,963	178,543
Raytheon Co.	15,153	702,190
Republic Services Inc.	12,889	384,866
Robert Half International Inc.	6,193	189,506
Rockwell Automation Inc.	5,827	417,854
Rockwell Collins Inc.	6,493	378,282
Roper Industries Inc.	3,941	301,211
RR Donnelley & Sons Co.	8,662	151,325
Ryder System Inc.	2,171	114,281
Snap-On Inc.	2,364	133,755
Southwest Airlines Co.	31,108	403,782
Stericycle Inc. (a)	3,559	287,994
Textron Inc.	11,549	273,018
Tyco International Ltd.	20,347	843,180
Union Pacific Corp.	20,507	1,900,179
United Parcel Service Inc. Class B	41,125	2,984,852
United Technologies Corp.	38,401	3,022,927
Waste Management Inc.	19,798	729,952
WW Grainger Inc.	2,410	332,845

		52,043,682

Information Technology (18.52%)
Adobe Systems Inc. (a)	21,144	650,812
Advanced Micro Devices Inc. (a)	23,510	192,312
Akamai Technologies Inc. (a)	7,630	358,992
Altera Corp.	13,000	462,540
Amphenol Corp. Class A	7,329	386,825
Analog Devices Inc.	12,413	467,598
Apple Inc. (a)	38,151	12,305,987
Applied Materials Inc.	55,648	781,854
Autodesk Inc. (a)	9,561	365,230
Automatic Data Processing Inc.	20,513	949,342
BMC Software Inc. (a)	7,305	344,358
Broadcom Corp. Class A	18,941	824,881
CA Inc.	16,038	391,969
Cisco Systems Inc. (a)	230,506	4,663,136
Citrix Systems Inc. (a)	7,810	534,282

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Cognizant Technology Solutions Corp. Class A (a)	12,622	$925,066
Computer Sciences Corp.	6,514	323,094
Compuware Corp. (a)	8,870	103,513
Corning Inc.	65,023	1,256,244
Dell Inc. (a)	69,679	944,150
eBay Inc. (a)	47,703	1,327,574
Electronic Arts Inc. (a)	13,846	226,797
EMC Corp. (a)	85,693	1,962,370
F5 Networks Inc. (a)	3,363	437,728
Fidelity National Information Services Inc.	11,083	303,563
First Solar Inc. (a)	2,266	294,897
Fiserv Inc. (a)	6,177	361,725
FLIR Systems Inc. (a)	6,680	198,730
Google Inc. Class A (a)	10,374	6,161,845
Harris Corp.	5,315	240,770
Hewlett-Packard Co.	94,308	3,970,367
Intel Corp.	231,992	4,878,792
International Business Machines Corp.	51,668	7,582,796
Intuit Inc. (a)	11,619	572,817
Jabil Circuit Inc.	8,349	167,731
JDS Uniphase Corp. (a)	8,932	129,335
Juniper Networks Inc. (a)	21,760	803,379
KLA-Tencor Corp.	7,048	272,335
Lexmark International Inc. (a)	3,246	113,026
Linear Technology Corp.	9,453	326,979
LSI Corp. (a)	25,092	150,301
MasterCard Inc. Class A	4,028	902,715
McAfee Inc. (a)	6,397	296,245
MEMC Electronic Materials Inc. (a)	9,839	110,787
Microchip Technology Inc.	7,766	265,675
Micron Technology Inc. (a)	36,182	290,180
Microsoft Corp.	313,115	8,742,171
Molex Inc.	5,844	132,776
Monster Worldwide Inc. (a)	5,557	131,312
Motorola Inc. (a)	97,712	886,248
National Semiconductor Corp.	9,781	134,587
NetApp Inc. (a)	15,032	826,159
Novell Inc. (a)	14,180	83,946
Novellus Systems Inc. (a)	3,867	124,981
NVIDIA Corp. (a)	24,164	372,126
Oracle Corp.	160,979	5,038,643
Paychex Inc.	13,389	413,854
QLogic Corp. (a)	4,323	73,577
QUALCOMM Inc.	67,281	3,329,737
Red Hat Inc. (a)	7,954	363,100
SAIC Inc. (a)	11,908	188,861
Salesforce.com Inc. (a)	4,916	648,912
SanDisk Corp. (a)	9,842	490,722
Symantec Corp. (a)	32,195	538,944
Tellabs Inc.	14,974	101,524
Teradata Corp. (a)	7,003	288,243
Teradyne Inc. (a)	7,565	106,213
Texas Instruments Inc.	48,822	1,586,715

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Total System Services Inc.	6,976	$107,291
VeriSign Inc.	7,030	229,670
Visa Inc. Class A	20,262	1,426,040
Western Digital Corp. (a)	9,415	319,168
Western Union Co.	27,227	505,605
Xerox Corp.	57,947	667,549
Xilinx Inc.	10,875	315,158
Yahoo! Inc. (a)	54,190	901,180

		88,656,656

Materials (3.71%)
Air Products & Chemicals Inc.	8,923	811,547
Airgas Inc.	3,132	195,625
AK Steel Holding Corp.	4,705	77,021
Alcoa Inc.	42,167	648,950
Allegheny Technologies Inc.	4,124	227,562
Ball Corp.	3,668	249,607
Bemis Co. Inc.	4,481	146,349
CF Industries Holdings Inc.	2,974	401,936
Cliffs Natural Resources Inc.	5,597	436,622
Dow Chemical Co., The	48,410	1,652,717
E.I. du Pont de Nemours & Co.	37,968	1,893,844
Eastman Chemical Co.	2,939	247,111
Ecolab Inc.	9,577	482,872
FMC Corp.	3,043	243,105
Freeport-McMoRan Copper & Gold Inc.	19,545	2,347,159
International Flavors & Fragrances Inc.	3,325	184,837
International Paper Co.	18,347	499,772
MeadWestvaco Corp.	7,114	186,102
Monsanto Co.	22,303	1,553,181
Newmont Mining Corp.	20,551	1,262,448
Nucor Corp.	13,011	570,142
Owens-Illinois Inc. (a)	6,860	210,602
PPG Industries Inc.	6,719	564,866
Praxair Inc.	12,745	1,216,765
Sealed Air Corp.	6,584	167,563
Sherwin-Williams Co., The	3,674	307,698
Sigma-Aldrich Corp.	5,045	335,795
Titanium Metals Corp. (a)	3,782	64,975
United States Steel Corp.	5,908	345,145
Vulcan Materials Co.	5,305	235,330

		17,767,248

Telecommunication Services (3.09%)
American Tower Corp. Class A (a)	16,542	854,229
AT&T Inc.	245,786	7,221,193
CenturyLink Inc.	12,612	582,296
Frontier Communications Corp.	41,520	403,990
MetroPCS Communications Inc. (a)	10,827	136,745
Qwest Communications International Inc.	71,790	546,322
Sprint Nextel Corp. (a)	125,261	529,854
Verizon Communications Inc.	117,557	4,206,189

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Windstream Corp.	20,117	$280,431

		14,761,249

Utilities (3.27%)
AES Corp., The (a)	27,796	338,555
Allegheny Energy Inc.	7,072	171,425
Ameren Corp.	9,951	280,519
American Electric Power Company Inc.	19,841	713,879
CenterPoint Energy Inc.	17,662	277,647
CMS Energy Corp.	10,172	189,199
Consolidated Edison Inc.	12,084	599,004
Constellation Energy Group Inc.	8,153	249,726
Dominion Resources Inc.	24,135	1,031,047
DTE Energy Co.	7,032	318,690
Duke Energy Corp.	55,089	981,135
Edison International	13,662	527,353
Entergy Corp.	7,519	532,571
Exelon Corp.	27,508	1,145,433
FirstEnergy Corp.	12,530	463,861
Integrys Energy Group Inc.	3,293	159,743
NextEra Energy Inc.	17,356	902,338
Nicor Inc.	1,964	98,043
NiSource Inc.	11,598	204,357
Northeast Utilities	7,404	236,040
NRG Energy Inc. (a)	10,344	202,122
ONEOK Inc.	4,423	245,344
Pepco Holdings Inc.	9,280	169,360
PG&E Corp.	16,306	780,079
Pinnacle West Capital Corp.	4,626	191,748
PPL Corp.	19,902	523,821
Progress Energy Inc.	12,073	524,934
Public Service Enterprise Group Inc.	20,938	666,038
SCANA Corp.	4,709	191,185
Sempra Energy	9,977	523,593
Southern Co.	34,881	1,333,501
TECO Energy Inc.	8,813	156,871
Wisconsin Energy Corp.	4,931	290,239
Xcel Energy Inc.	19,045	448,510

		15,667,910

Total Common Stocks (cost $483,366,175)		475,552,316

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Principal amount	Value
Short-term Investments (0.55%)
U.S. Treasury Bill (b)
0.107%, 02/03/2011	$2,634,000	$2,633,802

Total Short-term Investments (cost $2,633,767)		2,633,802

TOTAL INVESTMENTS (99.91%) (cost $485,999,942)		478,186,118
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.09%)		454,105

NET ASSETS (100.00%)		$478,640,223

(a)	Non-income producing security.
(b)	At December 31, 2010, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value
Common Stocks (97.34%)
Consumer Discretionary (13.51%)
1-800-FLOWERS.COM Inc. (a)	5,927	$ 15,944
99 Cents Only Stores (a)	9,375	149,438
AFC Enterprises Inc. (a)	5,200	72,280
AH Belo Corp. Class A (a)	3,621	31,503
Ambassadors Group Inc.	3,749	43,114
American Apparel Inc. (a)	7,425	12,326
American Axle & Manufacturing Holdings Inc. (a)	12,360	158,950
American Greetings Corp. Class A	8,042	178,211
American Public Education Inc. (a)	3,773	140,507
America’s Car-Mart Inc. (a)	1,997	54,079
Amerigon Inc. (a)	4,591	49,950
Ameristar Casinos Inc.	5,412	84,590
AnnTaylor Stores Corp. (a)	12,174	333,446
Arbitron Inc.	5,556	230,685
Archipelago Learning Inc. (a)	2,367	23,220
Arctic Cat Inc. (a)	2,433	35,619
Asbury Automotive Group Inc. (a)	5,995	110,788
Ascent Media Corp. Class A (a)	2,922	113,257
Audiovox Corp. (a)	3,821	32,975
Ballantyne Strong Inc. (a)	2,849	22,137
Barnes & Noble Inc.	7,907	111,884
Beazer Homes USA Inc. (a)	15,860	85,485
bebe stores inc.	6,650	39,634
Belo Corp. Class A (a)	18,697	132,375
Big 5 Sporting Goods Corp.	4,464	68,165
Biglari Holdings Inc. (a)	293	120,192
BJ’s Restaurants Inc. (a)	4,605	163,155
Blue Nile Inc. (a)	2,559	146,017
Bluegreen Corp. (a)	2,821	9,084
Blyth Inc.	1,157	39,893
Bob Evans Farms Inc.	6,060	199,738
Bon-Ton Stores Inc., The (a)	2,364	29,928
Books-A-Million Inc.	1,675	9,715
Borders Group Inc. (a)	11,312	10,183
Boyd Gaming Corp. (a)	11,048	117,109
Bridgepoint Education Inc. (a)	3,982	75,658
Brookfield Homes Corp. (a)	2,200	20,680
Brown Shoe Co. Inc.	8,907	124,075
Brunswick Corp.	18,374	344,329
Buckle Inc., The	5,351	202,107
Buffalo Wild Wings Inc. (a)	3,687	161,675
Build-A-Bear Workshop Inc. (a)	3,470	26,511
Cabela’s Inc. (a)	8,118	176,566
California Pizza Kitchen Inc. (a)	4,001	69,137
Callaway Golf Co.	13,272	107,105
Cambium Learning Group Inc. (a)	3,282	11,290
Capella Education Co. (a)	3,446	229,435
Caribou Coffee Company Inc. (a)	1,597	16,098
Carmike Cinemas Inc. (a)	2,221	17,146
Carrols Restaurant Group Inc. (a)	2,666	19,782
Carter’s Inc. (a)	12,144	358,369
Casual Male Retail Group Inc. (a)	8,418	39,901
Cato Corp. Class A	5,685	155,826
Cavco Industries Inc. (a)	1,292	60,323
CEC Entertainment Inc. (a)	4,526	175,745

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Charming Shoppes Inc. (a)	23,319	$ 82,782
Cheesecake Factory Inc., The (a)	12,324	377,854
Cherokee Inc.	1,554	29,231
Children’s Place Retail Stores Inc., The (a)	5,657	280,813
Christopher & Banks Corp.	7,073	43,499
Churchill Downs Inc.	2,279	98,909
Cinemark Holdings Inc.	11,683	201,415
Citi Trends Inc. (a)	3,029	74,362
CKX Inc. (a)	11,841	47,719
Coinstar Inc. (a)	6,544	369,343
Coldwater Creek Inc. (a)	12,485	39,577
Collective Brands Inc. (a)	13,291	280,440
Columbia Sportswear Co.	2,223	134,047
Conn’s Inc. (a)	2,383	11,152
Cooper Tire & Rubber Co.	12,583	296,707
Core-Mark Holding Co. Inc. (a)	2,184	77,729
Corinthian Colleges Inc. (a)	18,098	94,291
CPI Corp.	988	22,279
Cracker Barrel Old Country Store Inc.	4,875	267,004
Crocs Inc. (a)	17,619	301,637
Crown Media Holdings Inc. (a)	5,164	13,530
CSS Industries Inc.	1,590	32,770
Culp Inc. (a)	1,775	18,389
Cumulus Media Inc. Class A (a)	4,334	18,680
Dana Holding Corp. (a)	28,921	497,730
Deckers Outdoor Corp. (a)	8,007	638,478
Delta Apparel Inc. (a)	1,195	16,132
Denny’s Corp. (a)	20,836	74,593
Destination Maternity Corp. (a)	948	35,958
Dex One Corp. (a)	10,276	76,659
Dillard’s Inc. Class A	8,986	340,929
DineEquity Inc. (a)	3,683	181,867
Domino’s Pizza Inc. (a)	7,622	121,571
Dorman Products Inc. (a)	2,306	83,569
Dress Barn Inc., The (a)	10,677	282,086
Drew Industries Inc.	3,916	88,972
drugstore.com Inc. (a)	18,939	41,855
DSW Inc. (a)	2,887	112,882
E.W. Scripps Co Class A (a)	6,265	63,590
Eastman Kodak Co. (a)	55,302	296,419
Einstein Noah Restaurant Group Inc. (a)	1,099	15,441
Empire Resorts Inc. (a)	4,929	5,077
Entercom Communications Corp. Class A (a)	4,788	55,445
Entravision Communications Corp. Class A (a)	9,793	25,168
Ethan Allen Interiors Inc.	5,042	100,890
Exide Technologies (a)	15,458	145,460
Express Inc.	3,255	61,194
Finish Line Inc. Class A, The	10,428	179,257
Fisher Communications Inc. (a)	1,344	29,299
Fred’s Inc. Class A	7,875	108,360
Fuel Systems Solutions Inc. (a)	2,912	85,555
Furniture Brands International Inc. (a)	9,133	46,944

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gaiam Inc. Class A	3,421	$26,342
Gaylord Entertainment Co. (a)	7,221	259,523
Genesco Inc. (a)	4,898	183,626
G-III Apparel Group Ltd. (a)	3,150	110,722
Global Sources Ltd. (a)	4,695	44,696
Grand Canyon Education Inc. (a)	6,358	124,553
Gray Television Inc. (a)	9,777	18,283
Group 1 Automotive Inc.	5,030	210,053
Harte-Hanks Inc.	7,930	101,266
Haverty Furniture Companies Inc.	3,827	49,674
Helen of Troy Ltd. (a)	6,180	183,793
hhgregg Inc. (a)	2,688	56,314
Hibbett Sports Inc. (a)	5,918	218,374
Hooker Furniture Corp.	2,155	30,450
Hot Topic Inc.	9,354	58,650
Hovnanian Enterprises Inc. (a)	10,966	44,851
HSN Inc. (a)	8,046	246,529
Iconix Brand Group Inc. (a)	14,772	285,247
Interval Leisure Group Inc. (a)	8,303	134,010
iRobot Corp. (a)	4,302	107,034
Isle of Capri Casinos Inc. (a)	3,230	33,011
Jack in the Box Inc. (a)	11,006	232,557
JAKKS Pacific Inc. (a)	5,723	104,273
Jamba Inc. (a)	11,997	27,233
Jo-Ann Stores Inc. (a)	5,622	338,557
Joe’s Jeans Inc. (a)	8,464	13,204
Johnson Outdoors Inc. Class A (a)	859	10,755
Jones Group Inc., The	17,932	278,663
Jos. A. Bank Clothiers Inc. (a)	5,629	226,961
Journal Communications Inc. Class A (a)	8,512	42,986
K12 Inc. (a)	5,149	147,570
Kenneth Cole Productions Inc. (a)	1,745	21,795
Kid Brands Inc. (a)	2,507	21,435
Kirkland’s Inc. (a)	3,413	47,884
Knology Inc. (a)	6,233	97,422
Krispy Kreme Doughnuts Inc. (a)	12,312	85,938
K-Swiss Inc. Class A (a)	5,570	69,458
LaCrosse Footwear Inc.	937	15,367
La-Z-Boy Inc. (a)	10,547	95,134
Leapfrog Enterprises Inc. (a)	7,131	39,577
Learning Tree International Inc.	1,356	12,963
Lee Enterprises Inc. Class A (a)	9,053	22,270
Libbey Inc. (a)	3,287	50,850
Life Time Fitness Inc. (a)	8,557	350,751
Lifetime Brands Inc. (a)	1,868	26,227
Lin TV Corp. (a)	5,821	30,851
Lincoln Educational Services Corp.	3,358	52,083
Lions Gate Entertainment Corp. (a)	13,911	90,561
Lithia Motors Inc. Class A	4,378	62,562
Live Nation Entertainment Inc. (a)	29,082	332,116
Liz Claiborne Inc. (a)	19,682	140,923
LodgeNet Interactive Corp. (a)	5,023	21,348
Lumber Liquidators Holdings Inc. (a)	4,555	113,465
M/I Homes Inc. (a)	3,761	57,844
Mac-Gray Corp.	2,493	37,270

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Maidenform Brands Inc. (a)	4,691	$111,505
Marcus Corp.	3,998	53,053
Marine Products Corp. (a)	2,326	15,491
MarineMax Inc. (a)	4,465	41,748
Martha Stewart Living Omnimedia Inc. (a)	5,601	24,756
Matthews International Corp.	6,246	218,485
McClatchy Co. Class A, The (a)	12,134	56,666
McCormick & Schmick’s Seafood Restaurants Inc. (a)	3,188	28,979
Media General Inc. Class A (a)	4,484	25,918
Mediacom Communications Corp. Class A (a)	7,941	67,181
Men’s Wearhouse Inc., The	10,688	266,986
Meritage Homes Corp. (a)	6,592	146,342
Midas Inc. (a)	3,045	24,695
Modine Manufacturing Co. (a)	9,545	147,948
Monarch Casino & Resort Inc. (a)	1,635	20,438
Monro Muffler Brake Inc.	6,108	211,276
Morgans Hotel Group Co. (a)	4,605	41,767
Movado Group Inc. (a)	3,294	53,165
Multimedia Games Inc. (a)	5,221	29,133
National American University Holdings Inc.	1,548	11,362
National CineMedia Inc.	10,853	216,083
New York & Co. Inc. (a)	5,088	22,489
Nexstar Broadcasting Group Inc. Class A (a)	2,095	12,549
NutriSystem Inc.	5,686	119,577
O’Charley’s Inc. (a)	3,981	28,663
OfficeMax Inc. (a)	17,431	308,529
Orbitz Worldwide Inc. (a)	4,308	24,082
Orient-Express Hotels Ltd. Class A (a)	18,748	243,537
Outdoor Channel Holdings Inc. (a)	2,634	18,886
Overstock.com Inc. (a)	3,129	51,566
Oxford Industries Inc.	2,818	72,169
Pacific Sunwear of California Inc. (a)	13,758	74,568
Papa John’s International Inc. (a)	4,179	115,758
Peet’s Coffee & Tea Inc. (a)	2,401	100,218
Penske Automotive Group Inc. (a)	8,885	154,777
Pep Boys-Manny, Moe & Jack, The	10,741	144,252
Perry Ellis International Inc. (a)	2,043	56,121
PetMed Express Inc.	4,719	84,045
PF Chang’s China Bistro Inc.	4,764	230,863
Pier 1 Imports Inc. (a)	21,689	227,734
Pinnacle Entertainment Inc. (a)	12,281	172,180
Playboy Enterprises Inc. (a)	4,731	24,696
Polaris Industries Inc.	6,396	499,016
Pool Corp.	10,118	228,060
Pre-Paid Legal Services Inc. (a)	1,533	92,363
Primedia Inc.	3,863	16,225
Quiksilver Inc. (a)	26,926	136,515
R.G. Barry Corp.	1,689	18,782
Radio One Inc. Class D (a)	6,144	6,881
RC2 Corp. (a)	4,395	95,679
ReachLocal Inc. (a)	953	18,974

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Red Lion Hotels Corp. (a)	2,646	$21,115
Red Robin Gourmet Burgers Inc. (a)	3,222	69,176
Regis Corp.	11,723	194,602
Rent-A-Center Inc.	11,420	368,638
Rentrak Corp. (a)	1,904	57,425
Retail Ventures Inc. (a)	4,788	78,044
Ruby Tuesday Inc. (a)	13,062	170,590
Rue21 Inc. (a)	3,005	88,077
Ruth’s Hospitality Group Inc. (a)	6,032	27,928
Ryland Group Inc.	9,142	155,688
Saks Inc. (a)	27,806	297,524
Sally Beauty Holdings Inc. (a)	19,397	281,838
Scholastic Corp.	6,163	182,055
Scientific Games Corp. Class A (a)	13,236	131,831
Sealy Corp. (a)	10,019	29,255
Select Comfort Corp. (a)	11,189	102,156
Shiloh Industries Inc.	1,011	12,081
Shoe Carnival Inc. (a)	1,872	50,544
Shuffle Master Inc. (a)	11,037	126,374
Shutterfly Inc. (a)	5,508	192,945
Sinclair Broadcast Group Inc. Class A	9,223	75,444
Skechers U.S.A. Inc. (a)	7,112	142,240
Skyline Corp.	1,501	39,146
Smith & Wesson Holding Corp. (a)	12,378	46,294
Sonic Automotive Inc.	8,144	107,827
Sonic Corp. (a)	12,527	126,773
Sotheby’s	13,778	620,010
Spartan Motors Inc.	7,181	43,732
Speedway Motorsports Inc.	2,348	35,971
Stage Stores Inc.	7,794	135,148
Standard Motor Products Inc.	3,966	54,334
Standard Pacific Corp. (a)	21,498	98,891
Stein Mart Inc.	5,263	48,683
Steiner Leisure Ltd. (a)	3,031	141,548
Steinway Musical Instruments Inc. (a)	1,280	25,408
Steven Madden Ltd. (a)	5,045	210,477
Stewart Enterprises Inc.	16,731	111,930
Stoneridge Inc. (a)	3,207	50,639
Sturm, Ruger & Company Inc.	3,866	59,111
Summer Infant Inc. (a)	2,136	16,191
Superior Industries International Inc.	4,829	102,471
SuperMedia Inc. (a)	2,615	22,777
Systemax Inc. (a)	2,095	29,540
Talbots Inc. (a)	14,406	122,739
Tenneco Inc. (a)	12,279	505,404
Texas Roadhouse Inc. Class A (a)	11,711	201,078
Timberland Co. Class A, The (a)	8,489	208,745
True Religion Apparel Inc. (a)	5,312	118,245
Tuesday Morning Corp. (a)	5,949	31,411
Ulta Salon Cosmetics & Fragrance Inc. (a)	6,443	219,062
Under Armour Inc. Class A (a)	7,230	396,493
Unifi Inc. (a)	2,900	49,097
Universal Electronics Inc. (a)	2,778	78,812
Universal Technical Institute Inc.	4,312	94,950
US Auto Parts Network Inc. (a)	2,609	21,916

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Vail Resorts Inc. (a)	7,402	$385,200
Valassis Communications Inc. (a)	10,246	331,458
Vera Bradley Inc. (a)	2,569	84,777
Vitacost.com Inc. (a) (b)	2,898	4,130
Vitamin Shoppe Inc. (a)	3,263	109,767
Volcom Inc.	3,947	74,480
Warnaco Group Inc., The (a)	9,078	499,925
Warner Music Group Corp. (a)	9,097	51,216
West Marine Inc. (a)	3,082	32,608
Westwood One Inc. (a)	1,035	9,450
Wet Seal Inc. Class A (a)	20,784	76,901
Weyco Group Inc.	1,376	33,698
Winmark Corp.	477	16,046
Winnebago Industries Inc. (a)	6,083	92,462
Wolverine World Wide Inc.	10,077	321,255
World Wrestling Entertainment Inc.	4,930	70,203
Zumiez Inc. (a)	4,262	114,520

		32,989,977

Consumer Staples (2.91%)
Alico Inc.	653	15,568
Alliance One International Inc. (a)	18,464	78,287
Andersons Inc., The	3,781	137,439
Arden Group Inc. Class A	240	19,800
B&G Foods Inc. Class A	9,987	137,122
Boston Beer Co. Inc. (a)	1,807	171,828
Calavo Growers Inc.	2,269	52,300
Cal-Maine Foods Inc.	2,883	91,045
Casey’s General Stores Inc.	7,713	327,880
Central Garden & Pet Co. (a)	11,753	116,120
Chiquita Brands International Inc. (a)	9,199	128,970
Coca-Cola Bottling Co. Consolidated	896	49,800
Darling International Inc. (a)	16,903	224,472
Diamond Foods Inc.	4,478	238,140
Dole Food Company Inc. (a)	7,487	101,149
Elizabeth Arden Inc. (a)	4,964	114,222
Farmer Brothers Co.	1,392	24,778
Female Health Co., The	3,747	21,320
Fresh Del Monte Produce Inc.	8,191	204,365
Fresh Market Inc., The (a)	3,077	126,772
Griffin Land & Nurseries Inc.	530	17,161
Hain Celestial Group Inc., The (a)	8,481	229,496
Harbinger Group Inc. (a)	2,137	13,228
Heckmann Corp. (a)	18,599	93,553
Imperial Sugar Co.	2,561	34,241
Ingles Markets Inc.	2,454	47,117
Inter Parfums Inc.	3,080	58,058
J&J Snack Foods Corp.	2,880	138,931
John B. Sanfilippo & Son Inc. (a)	1,589	19,767
Lancaster Colony Corp.	3,879	221,879
Lifeway Foods Inc. (a)	1,050	10,028
Limoneira Co.	1,648	47,298
Medifast Inc. (a)	2,768	79,940
MGP Ingredients Inc.	2,179	24,056
Nash Finch Co.	2,570	109,251
National Beverage Corp.	2,282	29,985

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Nature’s Sunshine Products Inc. (a)	1,514	$13,596
Nu Skin Enterprises Inc.	10,071	304,748
Nutraceutical International Corp. (a)	2,047	29,047
Oil-Dri Corporation of America	1,146	24,628
Pantry Inc., The (a)	4,637	92,091
Pilgrim’s Pride Corp. (a)	9,939	70,468
Prestige Brands Holdings Inc. (a)	8,534	101,981
PriceSmart Inc.	3,260	123,978
Revlon Inc. Class A (a)	2,370	23,321
Rite Aid Corp. (a)	114,250	100,906
Ruddick Corp.	8,878	327,066
Sanderson Farms Inc.	4,717	184,671
Schiff Nutrition International Inc.	2,295	20,839
Seneca Foods Corp. Class A (a)	1,642	44,301
Smart Balance Inc. (a)	12,899	55,853
Snyders-Lance Inc.	5,440	127,514
Spartan Stores Inc.	4,494	76,173
Spectrum Brands Holdings Inc. (a)	3,642	113,521
Star Scientific Inc. (a)	19,549	38,121
Susser Holdings Corp. (a)	1,698	23,517
Synutra International Inc. (a)	3,676	49,442
Tootsie Roll Industries Inc.	4,760	137,897
TreeHouse Foods Inc. (a)	7,153	365,447
United Natural Foods Inc. (a)	8,841	324,288
Universal Corp.	4,929	200,610
USANA Health Sciences Inc. (a)	1,226	53,270
Vector Group Ltd.	9,305	161,163
Village Super Market Inc. Class A	1,345	44,385
WD-40 Co.	3,432	138,241
Weis Markets Inc.	2,191	88,363
Winn-Dixie Stores Inc. (a)	11,289	80,942

		7,095,754

Energy (6.21%)
Abraxas Petroleum Corp. (a)	13,851	63,299
Allis-Chalmers Energy Inc. (a)	7,847	55,635
Alon USA Energy Inc.	1,265	7,565
Apco Oil and Gas International Inc.	1,970	113,275
Approach Resources Inc. (a)	2,602	60,106
ATP Oil & Gas Corp. (a)	9,108	152,468
Basic Energy Services Inc. (a)	4,897	80,703
Berry Petroleum Co.	10,562	461,559
Bill Barrett Corp. (a)	9,443	388,391
BPZ Resources Inc. (a)	19,838	94,429
Brigham Exploration Co. (a)	24,095	656,348
Bristow Group Inc. (a)	7,342	347,644
Cal Dive International Inc. (a)	19,307	109,471
Callon Petroleum Co. (a)	5,825	34,484
CAMAC Energy Inc. (a)	9,673	19,249
CARBO Ceramics Inc.	3,957	409,708
Carrizo Oil & Gas Inc. (a)	6,289	216,908
Cheniere Energy Inc. (a)	11,596	64,010
Clayton Williams Energy Inc. (a)	1,209	101,520
Clean Energy Fuels Corp. (a)	8,211	113,640
Cloud Peak Energy Inc. (a)	6,346	147,418
Complete Production Services Inc. (a)	15,971	471,943

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Contango Oil & Gas Co. (a)	2,478	$143,551
Crosstex Energy Inc.	8,445	74,823
CVR Energy Inc. (a)	6,168	93,630
Dawson Geophysical Co. (a)	1,697	54,134
Delek US Holdings Inc.	2,909	21,178
Delta Petroleum Corp. (a)	37,187	28,262
DHT Holdings Inc.	9,531	44,319
Dril-Quip Inc. (a)	6,982	542,641
Endeavour International Corp. (a)	4,071	56,180
Energy Partners Ltd. (a)	5,913	87,867
Energy XXI Bermuda Ltd. (a)	14,023	388,016
Evolution Petroleum Corp. (a)	2,940	19,169
FX Energy Inc. (a)	9,399	57,804
Gastar Exploration Ltd. (a)	8,841	38,016
General Maritime Corp.	16,182	52,592
GeoResources Inc. (a)	2,633	58,479
Global Geophysical Services Inc. (a)	1,478	15,342
Global Industries Ltd. (a)	20,835	144,387
GMX Resources Inc. (a)	6,628	36,587
Golar LNG Ltd.	7,431	111,539
Goodrich Petroleum Corp. (a)	4,992	88,059
Green Plains Renewable Energy Inc. (a)	3,249	36,584
GreenHunter Energy Inc. Warrants (a) (b)	94	0
Gulf Island Fabrication Inc.	2,913	82,088
GulfMark Offshore Inc. Class A (a)	4,773	145,099
Gulfport Energy Corp. (a)	5,409	117,105
Hallador Energy Co.	738	7,742
Harvest Natural Resources Inc. (a)	6,778	82,488
Helix Energy Solutions Group Inc. (a)	21,484	260,816
Hercules Offshore Inc. (a)	23,418	81,026
Hornbeck Offshore Services Inc. (a)	4,922	102,771
Houston American Energy Corp.	3,665	66,300
International Coal Group Inc. (a)	26,883	208,074
ION Geophysical Corp. (a)	26,395	223,830
Isramco Inc. (a)	253	21,328
James River Coal Co. (a)	5,718	144,837
Key Energy Services Inc. (a)	26,032	337,895
Knightsbridge Tankers Ltd.	3,577	79,660
Kodiak Oil & Gas Corp. (a)	36,045	237,897
L&L Energy Inc. (a)	3,340	36,072
Lufkin Industries Inc.	6,139	383,012
Magnum Hunter Resources Corp. (a)	9,817	70,682
Matrix Service Co. (a)	5,208	63,433
McMoRan Exploration Co. (a)	17,074	292,648
Miller Petroleum Inc. (a)	3,639	18,923
Natural Gas Services Group (a)	2,365	44,722
Newpark Resources Inc. (a)	18,166	111,903
Nordic American Tanker Shipping Ltd.	9,729	253,149
Northern Oil and Gas Inc. (a)	9,049	246,223
Oasis Petroleum Inc. (a)	9,890	268,217
Overseas Shipholding Group Inc.	5,254	186,097
OYO Geospace Corp. (a)	826	81,865
Panhandle Oil & Gas Inc.	1,548	42,446
Parker Drilling Co. (a)	24,140	110,320

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Patriot Coal Corp. (a)	16,053	$310,947
Penn Virginia Corp.	9,407	158,226
Petroleum Development Corp. (a)	3,944	166,476
Petroquest Energy Inc. (a)	11,288	84,999
PHI Inc. (a)	2,863	53,939
Pioneer Drilling Co. (a)	11,050	97,350
RAM Energy Resources Inc. (a)	11,149	20,514
Rentech Inc. (a)	43,853	53,501
Resolute Energy Corp. (a)	7,775	114,759
REX American Resources Corp. (a)	1,462	22,456
Rex Energy Corp. (a)	6,587	89,913
Rosetta Resources Inc. (a)	10,900	410,276
RPC Inc.	8,853	160,416
Scorpio Tankers Inc. (a)	2,619	26,478
Seahawk Drilling Inc. (a)	2,155	19,287
Ship Finance International Ltd.	9,261	199,297
Stone Energy Corp. (a)	8,864	197,579
Swift Energy Co. (a)	7,770	304,196
Syntroleum Corp. (a)	14,757	27,300
T-3 Energy Services Inc. (a)	2,741	109,174
Teekay Tankers Ltd. Class A	5,517	68,080
Tesco Corp. (a)	6,172	98,011
TETRA Technologies Inc. (a)	15,527	184,305
TransAtlantic Petroleum Ltd. (a)	30,162	100,439
Union Drilling Inc. (a)	2,948	21,461
Uranium Energy Corp. (a)	12,265	74,081
USEC Inc. (a)	23,098	139,050
VAALCO Energy Inc. (a)	10,588	75,810
Vantage Drilling Co. (a)	25,223	51,203
Venoco Inc. (a)	4,026	74,280
W&T Offshore Inc.	7,140	127,592
Warren Resources Inc. (a)	14,381	65,002
Western Refining Inc. (a)	10,458	110,646
Willbros Group Inc. (a)	8,329	81,791
World Fuel Services Corp.	14,070	508,771

		15,179,205

Financials (19.19%)
1st Source Corp.	3,262	66,023
1st United Bancorp Inc. (a)	4,439	30,673
Abington Bancorp Inc.	4,247	50,667
Acadia Realty Trust	8,338	152,085
Advance America Cash Advance Centers Inc.	11,191	63,117
Agree Realty Corp.	1,773	46,435
Alexander’s Inc.	418	172,333
Alliance Financial Corp.	962	31,121
Alterra Capital Holdings Ltd.	19,521	422,434
American Campus Communities Inc.	13,414	426,029
American Capital Agency Corp.	10,307	296,223
American Equity Investment Life Holding Co.	11,847	148,680
American National Bankshares Inc.	1,358	31,981
American Safety Insurance Holdings Ltd. (a)	2,096	44,812
Ameris Bancorp (a)	5,017	52,879

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Amerisafe Inc. (a)	3,988	$69,790
Ames National Corp.	1,650	35,756
AmTrust Financial Services Inc.	4,586	80,255
Anworth Mortgage Asset Corp.	24,388	170,716
Apollo Commercial Real Estate Finance Inc.	2,188	35,774
Argo Group International Holdings Ltd.	6,380	238,931
Arrow Financial Corp.	1,918	52,764
Artio Global Investors Inc.	5,684	83,839
Ashford Hospitality Trust Inc. (a)	8,617	83,154
Asset Acceptance Capital Corp. (a)	3,279	19,444
Associated Estates Realty Corp.	8,457	129,308
Asta Funding Inc.	2,111	17,099
Astoria Financial Corp.	17,744	246,819
Avatar Holdings Inc. (a)	1,800	35,676
Baldwin & Lyons Inc.	1,780	41,883
BancFirst Corp.	1,429	58,861
Banco Latinoamericano de Comercio Exterior SA	5,833	107,677
Bancorp Inc. (a)	4,621	46,996
Bancorp Rhode Island Inc.	686	19,956
Bank Mutual Corp.	9,539	45,596
Bank of Marin Bancorp	1,145	40,075
Bank of the Ozarks Inc.	2,664	115,484
BankFinancial Corp.	4,171	40,667
Beneficial Mutual Bancorp Inc. (a)	7,091	62,614
Berkshire Hills Bancorp Inc.	2,860	63,206
BGC Partners Inc. Class A	11,637	96,703
BioMed Realty Trust Inc.	26,719	498,309
BofI Holding Inc. (a)	1,411	21,885
Boston Private Financial Holdings Inc.	15,390	100,804
Bridge Bancorp Inc.	1,385	34,140
Brookline Bancorp Inc.	12,378	134,300
Bryn Mawr Bank Corp.	1,723	30,066
Calamos Asset Management Inc. Class A	3,869	54,166
California First National Bancorp	556	8,023
Camden National Corp.	1,647	59,671
Campus Crest Communities Inc.	6,211	87,078
Capital City Bank Group Inc.	2,290	28,854
CapLease Inc.	11,362	66,127
Capstead Mortgage Corp.	14,391	181,183
Cardinal Financial Corp.	5,852	68,059
Cash America International Inc.	6,141	226,787
Cathay General Bancorp	16,173	270,089
CBL & Associates Properties Inc.	28,565	499,888
Cedar Shopping Centers Inc.	11,145	70,102
Center Financial Corp. (a)	7,212	54,667
Centerstate Banks Inc.	5,279	41,810
Century Bancorp Inc. Class A	607	16,262
Chatham Lodging Trust	1,736	29,946
Chemical Financial Corp.	5,122	113,452
Chesapeake Lodging Trust	1,620	30,472
Citizens & Northern Corp.	2,446	36,348
Citizens Inc. (a)	7,415	55,242

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Citizens Republic Bancorp Inc. (a)	80,576	$49,554
City Holding Co.	3,317	120,175
Clifton Savings Bancorp Inc.	1,833	19,815
CNA Surety Corp. (a)	3,687	87,308
CNB Financial Corp.	2,504	37,084
CNO Financial Group Inc. (a)	45,744	310,144
CoBiz Financial Inc.	6,659	40,487
Cogdell Spencer Inc.	8,772	50,878
Cohen & Steers Inc.	3,684	96,152
Colonial Properties Trust	14,502	261,761
Colony Financial Inc.	2,899	58,038
Columbia Banking System Inc.	8,143	171,492
Community Bank System Inc.	6,797	188,753
Community Trust Bancorp Inc.	2,856	82,710
Compass Diversified Holdings	6,740	119,231
CompuCredit Holdings Corp. (a)	3,433	23,962
Consolidated-Tomoka Land Co.	1,176	33,986
Coresite Realty Corp.	3,992	54,451
Cousins Properties Inc.	18,597	155,099
Cowen Group Inc. Class A (a)	7,320	34,111
Crawford & Co. Class B (a)	4,811	16,357
Credit Acceptance Corp. (a)	1,155	72,499
CreXus Investment Corp.	2,624	34,374
CVB Financial Corp.	18,441	159,883
Cypress Sharpridge Investments Inc.	7,334	94,682
Danvers Bancorp Inc.	3,948	69,761
DCT Industrial Trust Inc.	43,375	230,321
Delphi Financial Group Inc. Class A	8,399	242,227
Diamond Hill Investment Group	487	35,230
DiamondRock Hospitality Co. (a)	31,717	380,604
Dime Community Bancshares	5,472	79,836
Dollar Financial Corp. (a)	4,983	142,663
Donegal Group Inc.	2,254	32,638
Doral Financial Corp. (a)	3,670	5,065
Duff & Phelps Corp. Class A	5,568	93,876
DuPont Fabros Technology Inc.	8,413	178,945
Dynex Capital Inc.	2,749	30,019
Eagle Bancorp Inc. (a)	3,389	48,903
EastGroup Properties Inc.	5,530	234,030
Education Realty Trust Inc.	11,634	90,396
eHealth Inc. (a)	4,784	67,885
EMC Insurance Group Inc.	1,078	24,406
Employers Holdings Inc.	7,377	128,950
Encore Bancshares Inc. (a)	1,599	16,406
Encore Capital Group Inc. (a)	2,844	66,692
Enstar Group Ltd. (a)	1,430	120,949
Enterprise Financial Services Corp.	3,002	31,401
Entertainment Properties Trust	9,524	440,485
Epoch Holding Corp.	2,548	39,570
Equity Lifestyle Properties Inc.	5,375	300,624
Equity One Inc.	7,523	136,768
ESB Financial Corp.	1,987	32,269
ESSA Bancorp Inc.	2,882	38,100
Evercore Partners Inc. Class A	3,209	109,106
Excel Trust Inc.	3,040	36,784

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Extra Space Storage Inc.	18,003	$313,252
EZCORP Inc. Class A (a)	9,607	260,638
FBL Financial Group Inc.	2,676	76,721
FBR Capital Markets Corp. (a)	10,679	40,794
Federal Agricultural Mortgage Corp. Class C	1,948	31,791
FelCor Lodging Trust Inc. (a)	19,960	140,518
Financial Engines Inc. (a)	2,618	51,915
Financial Institutions Inc.	2,140	40,596
First American Financial Corp.	21,357	319,074
First Bancorp (North Carolina)	3,147	48,181
First BanCorp (Puerto Rico) (a)	19,017	8,748
First Bancorp Inc.	1,896	29,938
First Busey Corp.	10,641	50,013
First Cash Financial Services Inc. (a)	6,177	191,425
First Commonwealth Financial Corp.	17,795	125,989
First Community Bancshares Inc.	3,193	47,703
First Financial Bancorp	11,971	221,224
First Financial Bankshares Inc.	4,284	219,255
First Financial Corp. Indiana	2,323	81,630
First Financial Holdings Inc.	3,532	40,653
First Industrial Realty Trust Inc. (a)	12,927	113,241
First Interstate BancSystem Inc.	2,519	38,390
First Marblehead Corp., The (a)	11,872	25,762
First Merchants Corp.	5,189	45,975
First Mercury Financial Corp.	2,786	45,690
First Midwest Bancorp Inc.	15,096	173,906
First of Long Island Corp., The	1,264	36,542
First Potomac Realty Trust	10,142	170,588
First South Bancorp Inc.	1,527	9,880
FirstMerit Corp.	22,025	435,875
Flagstar Bancorp Inc. (a)	9,511	15,503
Flagstone Reinsurance Holdings SA.	10,675	134,505
Flushing Financial Corp.	6,370	89,180
FNB Corp. (PA)	23,496	230,731
Forestar Group Inc. (a)	7,611	146,892
Fox Chase Bancorp (a)	1,311	15,535
FPIC Insurance Group Inc. (a)	2,049	75,731
Franklin Street Properties Corp.	14,155	201,709
GAMCO Investors Inc.	1,446	69,422
German American Bancorp Inc.	2,418	44,527
Gerova Financial Group Ltd. (a)	266	7,980
Getty Realty Corp.	4,387	137,225
GFI Group Inc.	13,572	63,653
Glacier Bancorp Inc.	14,898	225,109
Gladstone Commercial Corp.	1,886	35,513
Gleacher & Co Inc. (a)	15,815	37,482
Glimcher Realty Trust	14,107	118,499
Global Indemnity PLC (a)	2,965	60,634
Government Properties Income Trust	5,663	151,712
Great Southern Bancorp Inc.	2,100	49,539
Greene Bancshares Inc. (a)	2,393	7,658
Greenlight Capital Re Ltd. Class A (a)	5,752	154,211
Hallmark Financial Services Inc. (a)	2,337	21,267
Hancock Holding Co.	5,991	208,846

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Hanmi Financial Corp. (a)	21,083	$24,245
Harleysville Group Inc.	2,408	88,470
Hatteras Financial Corp.	9,436	285,628
Healthcare Realty Trust Inc.	12,793	270,828
Heartland Financial USA Inc.	2,573	44,925
Heritage Financial Corp. (a)	1,984	27,617
Heritage Financial Group Inc.	387	4,807
Hersha Hospitality Trust	27,522	181,645
HFF Inc. Class A (a)	3,851	37,201
Highwoods Properties Inc.	14,806	471,571
Hilltop Holdings Inc. (a)	8,327	82,604
Home Bancorp Inc. (a)	1,648	22,775
Home Bancshares Inc.	4,498	99,091
Home Federal Bancorp Inc.	3,394	41,644
Home Properties Inc.	7,677	425,997
Horace Mann Educators Corp.	8,135	146,755
Hudson Pacific Properties Inc.	3,013	45,346
Hudson Valley Holding Corp.	2,671	66,134
IBERIABANK Corp.	5,486	324,387
Independent Bank Corp. (MA)	4,339	117,370
Infinity Property & Casualty Corp.	2,738	169,208
Inland Real Estate Corp.	15,206	133,813
International Assets Holding Corp. (a)	2,585	61,006
International Bancshares Corp.	10,836	217,045
Internet Capital Group Inc. (a)	7,443	105,839
Invesco Mortgage Capital	8,138	177,734
Investment Technology Group Inc. (a)	8,942	146,381
Investors Bancorp Inc. (a)	9,860	129,363
Investors Real Estate Trust	15,390	138,048
iStar Financial Inc. (a)	19,124	149,550
JMP Group Inc.	2,779	21,204
Kaiser Federal Financial Group Inc.	412	4,771
Kansas City Life Insurance Co.	925	30,553
KBW Inc.	7,281	203,286
Kearny Financial Corp.	3,335	28,681
Kennedy-Wilson Holdings Inc. (a)	4,225	42,208
Kilroy Realty Corp.	11,169	407,333
Kite Realty Group Trust	11,038	59,716
Knight Capital Group Inc. Class A (a)	19,460	268,353
LaBranche & Co. Inc. (a)	7,896	28,426
Ladenburg Thalmann Financial Services Inc. (a)	18,428	21,561
Lakeland Bancorp Inc.	4,009	43,979
Lakeland Financial Corp.	3,414	73,264
LaSalle Hotel Properties	14,287	377,177
Lexington Realty Trust	20,250	160,988
Life Partners Holdings Inc.	1,405	26,878
LTC Properties Inc.	4,878	136,974
Maiden Holdings Ltd.	10,514	82,640
MainSource Financial Group Inc.	4,067	42,337
MarketAxess Holdings Inc.	5,764	119,949
Marlin Business Services Corp. (a)	1,721	21,771
MB Financial Inc.	10,910	188,961
Meadowbrook Insurance Group Inc.	11,278	115,600
Medical Properties Trust Inc.	22,846	247,422
Merchants Bancshares Inc.	893	24,611

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Meridian Interstate Bancorp Inc. (a)	1,963	$23,144
Metro Bancorp Inc. (a)	2,736	30,123
MF Global Holdings Ltd. (a)	21,581	180,417
MFA Financial Inc.	57,838	471,958
MGIC Investment Corp. (a)	41,538	423,272
Mid-America Apartment Communities Inc.	6,740	427,923
MidSouth Bancorp Inc.	1,497	22,994
MidWestOne Financial Group Inc.	1,386	20,942
Mission West Properties Inc.	3,949	26,419
Monmouth Real Estate Investment Corp. Class A	5,395	45,858
Montpelier Re Holdings Ltd.	14,508	289,290
MPG Office Trust Inc. (a)	9,696	26,664
Nara Bancorp Inc. (a)	7,751	76,115
NASB Financial Inc.	797	13,358
National Bankshares Inc.	1,469	46,259
National Financial Partners Corp. (a)	8,734	117,036
National Health Investors Inc.	5,057	227,666
National Interstate Corp.	1,344	28,762
National Penn Bancshares Inc.	26,114	209,695
National Retail Properties Inc.	17,133	454,024
National Western Life Insurance Co.	448	74,691
Navigators Group Inc., The (a)	2,449	123,307
NBT Bancorp Inc.	7,002	169,098
Nelnet Inc. Class A	5,408	128,116
Netspend Holdings Inc. (a)	6,162	78,997
NewAlliance Bancshares Inc.	21,942	328,691
Newcastle Investment Corp. (a)	12,578	84,273
NewStar Financial Inc. (a)	5,660	59,826
Northfield Bancorp Inc.	3,846	51,229
NorthStar Realty Finance Corp.	15,328	72,808
Northwest Bancshares Inc.	22,753	267,575
OceanFirst Financial Corp.	2,940	37,838
Ocwen Financial Corp. (a)	15,230	145,294
Old National Bancorp	17,898	212,807
Omega Healthcare Investors Inc.	19,122	429,098
OmniAmerican Bancorp Inc. (a)	2,571	34,837
One Liberty Properties Inc.	1,699	28,373
Oppenheimer Holdings Inc. Class A	2,102	55,093
optionsXpress Holdings Inc.	8,825	138,288
Oriental Financial Group Inc.	9,799	122,390
Oritani Financial Corp.	11,388	139,389
Orrstown Financial Services Inc.	1,356	37,168
Pacific Continental Corp.	3,584	36,055
PacWest Bancorp	6,297	134,630
Park National Corp.	2,563	186,253
Parkway Properties Inc.	4,404	77,158
Peapack-Gladstone Financial Corp.	1,909	24,912
Pebblebrook Hotel Trust	7,041	143,073
Penns Woods Bancorp Inc.	855	34,029
Pennsylvania Real Estate Investment Trust	11,348	164,886
Pennymac Mortgage Investment Trust	3,411	61,910
Penson Worldwide Inc. (a)	3,880	18,973

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Peoples Bancorp Inc.	2,164	$33,867
PHH Corp. (a)	11,416	264,280
Phoenix Companies Inc., The (a)	23,005	58,433
PICO Holdings Inc. (a)	4,720	150,096
Pinnacle Financial Partners Inc. (a)	6,814	92,534
Piper Jaffray Companies Inc. (a)	3,363	117,739
Platinum Underwriters Holdings Ltd.	8,452	380,086
PMI Group Inc., The (a)	29,724	98,089
Porter Bancorp Inc.	766	7,897
Portfolio Recovery Associates Inc. (a)	3,524	265,005
Post Properties Inc.	9,987	362,528
Potlatch Corp.	8,214	267,366
Presidential Life Corp.	4,462	44,308
Primerica Inc.	2,386	57,860
Primus Guaranty Ltd. (a)	3,613	18,354
PrivateBancorp Inc.	10,779	155,002
ProAssurance Corp. (a)	5,286	320,332
Prosperity Bancshares Inc.	8,353	328,106
Provident Financial Services Inc.	12,425	187,990
Provident New York Bancorp	7,942	83,312
PS Business Parks Inc.	3,816	212,628
Pzena Investment Management Inc. Class A	1,485	10,915
Radian Group Inc.	27,506	221,973
RAIT Financial Trust (a)	16,095	35,248
Ramco-Gershenson Properties Trust	7,757	96,575
Redwood Trust Inc.	16,109	240,507
Renasant Corp.	4,412	74,607
Republic Bancorp Inc. (Kentucky)	2,036	48,355
Resource Capital Corp.	8,953	66,073
Retail Opportunity Investments Corp.	8,551	84,740
RLI Corp.	3,736	196,402
Rockville Financial Inc.	1,779	21,739
Rodman & Renshaw Capital Group Inc. (a)	3,097	8,300
Roma Financial Corp.	1,613	17,098
S&T Bancorp Inc.	5,069	114,509
Sabra Health Care REIT Inc.	5,120	94,208
Safeguard Scientifics Inc. (a)	4,401	75,169
Safety Insurance Group Inc.	2,653	126,203
Sanders Morris Harris Group Inc.	4,259	30,878
Sandy Spring Bancorp Inc.	5,008	92,297
Saul Centers Inc.	1,289	61,034
SCBT Financial Corp.	2,612	85,543
SeaBright Holdings Inc.	4,651	42,882
Selective Insurance Group Inc.	10,878	197,436
Sierra Bancorp	1,909	20,484
Signature Bank (a)	8,367	418,350
Simmons First National Corp.	3,615	103,028
Southside Bancshares Inc.	3,223	67,909
Southwest Bancorp Inc. (a)	4,116	51,038
Sovran Self Storage Inc.	5,737	211,179
Starwood Property Trust Inc.	9,767	209,795
State Auto Financial Corp.	2,850	49,647
State Bancorp Inc.	3,363	31,108
StellarOne Corp.	4,861	70,679
Sterling Bancorp NY	5,318	55,679

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Sterling Bancshares Inc. TX	19,081	$133,949
Stewart Information Services Corp.	3,746	43,191
Stifel Financial Corp. (a)	7,049	437,320
Strategic Hotels & Resorts Inc. (a)	29,164	154,278
Student Loan Corp., The	802	26,017
Suffolk Bancorp	1,923	47,460
Sun Communities Inc.	3,889	129,543
Sunstone Hotel Investors Inc. (a)	23,968	247,589
Susquehanna Bancshares Inc.	26,732	258,766
SVB Financial Group (a)	8,536	452,835
SWS Group Inc.	5,828	29,431
SY Bancorp Inc.	2,414	59,264
Tanger Factory Outlet Centers Inc.	8,325	426,157
Taylor Capital Group Inc. (a)	1,930	25,380
Tejon Ranch Co. (a)	2,674	73,669
Terreno Realty Corp. (a)	1,890	33,888
Territorial Bancorp Inc.	2,626	52,284
Teton Advisors Inc. Class B (a) (b)	25	187
Texas Capital Bancshares Inc. (a)	7,411	157,632
Thomas Properties Group Inc. (a)	7,099	29,958
Tompkins Financial Corp.	1,682	65,867
Tower Bancorp Inc.	1,130	24,905
Tower Group Inc.	8,328	213,030
TowneBank	4,800	76,272
TradeStation Group Inc. (a)	8,329	56,221
Trico Bancshares	2,842	45,898
Trustco Bank Corp. NY	15,504	98,295
Trustmark Corp.	11,768	292,317
Two Harbors Investment Corp.	5,302	51,907
UMB Financial Corp.	6,368	263,763
UMH Properties Inc.	2,068	21,094
Umpqua Holdings Corp.	23,515	286,413
Union First Market Bankshares Corp.	3,833	56,652
United Bankshares Inc.	7,972	232,782
United Community Banks Inc. (a)	19,268	37,573
United Financial Bancorp Inc.	3,402	51,949
United Fire & Casualty Co.	4,670	104,234
Universal Health Realty Income Trust	2,311	84,421
Universal Insurance Holdings Inc.	3,417	16,641
Univest Corp. of Pennsylvania	3,384	64,871
Urstadt Biddle Properties Inc.	3,960	77,022
U-Store-It Trust	19,248	183,433
ViewPoint Financial Group	2,749	32,136
Virginia Commerce Bancorp (a)	4,044	24,992
Virtus Investment Partners Inc. (a)	1,146	51,994
Walter Investment Management Corp.	5,260	94,364
Washington Banking Co.	2,986	40,938
Washington Real Estate Investment Trust	12,491	387,096
Washington Trust Bancorp Inc.	2,964	64,852
Waterstone Financial Inc. (a)	1,525	4,956
Webster Financial Corp.	13,500	265,950
WesBanco Inc.	4,733	89,738
West Bancorporation	3,350	26,096
West Coast Bancorp (a)	19,096	53,851
Westamerica Bancorporation	5,461	302,922

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Western Alliance Bancorp (a)	12,038	$88,600
Westfield Financial Inc.	6,023	55,713
Westwood Holdings Group Inc.	1,182	47,233
Whitney Holding Corp.	19,810	280,312
Wilshire Bancorp Inc.	4,217	32,134
Winthrop Realty Trust	3,640	46,556
Wintrust Financial Corp.	6,385	210,897
World Acceptance Corp. (a)	3,365	177,672
WSFS Financial Corp.	1,066	50,571

		46,859,114

Health Care (12.13%)
Abaxis Inc. (a)	4,583	123,054
Abiomed Inc. (a)	6,649	63,897
Accelrys Inc. (a)	11,659	96,770
Accretive Health Inc. (a)	2,350	38,188
Accuray Inc. (a)	10,443	70,490
Acorda Therapeutics Inc. (a)	7,957	216,908
Acura Pharmaceuticals Inc. (a)	1,778	5,885
Affymax Inc. (a)	4,150	27,598
Affymetrix Inc. (a)	14,765	74,268
Air Methods Corp. (a)	2,354	132,460
Akorn Inc. (a)	11,685	70,928
Albany Molecular Research Inc. (a)	5,087	28,589
Alexza Pharmaceuticals Inc. (a)	7,788	9,735
Align Technology Inc. (a)	12,165	237,704
Alimera Sciences Inc. (a)	1,290	13,390
Alkermes Inc. (a)	19,623	240,970
Alliance HealthCare Services Inc. (a)	5,809	24,630
Allied Healthcare International Inc. (a)	9,689	24,319
Allos Therapeutics Inc. (a)	16,098	74,212
Almost Family Inc. (a)	1,668	64,085
Alnylam Pharmaceuticals Inc. (a)	7,566	74,601
Alphatec Holdings Inc. (a)	10,345	27,932
AMAG Pharmaceuticals Inc. (a)	4,322	78,228
Amedisys Inc. (a)	5,869	196,612
America Service Group Inc.	1,934	29,281
American Dental Partners Inc. (a)	3,191	43,110
American Medical Systems Holdings Inc. (a)	15,499	292,311
AMERIGROUP Corp. (a)	10,620	466,430
AMN Healthcare Services Inc. (a)	6,676	40,991
Amsurg Corp. (a)	6,292	131,817
Analogic Corp.	2,665	131,944
Angiodynamics Inc. (a)	5,229	80,370
Antares Pharma Inc. (a)	14,185	24,114
Anthera Pharmaceuticals Inc. (a)	1,089	5,314
Aoxing Pharmaceutical Co. Inc. (a)	4,813	13,428
Ardea Biosciences Inc. (a)	2,831	73,606
Arena Pharmaceuticals Inc. (a)	23,084	39,704
Ariad Pharmaceuticals Inc. (a)	22,619	115,357
ArQule Inc. (a)	8,760	51,421
Array Biopharma Inc. (a)	10,688	31,957
ArthroCare Corp. (a)	5,534	171,886
Assisted Living Concepts Inc. Class A (a)	2,011	65,418

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
athenahealth Inc. (a)	6,861	$281,164
Atrion Corp.	329	59,042
Auxilium Pharmaceuticals Inc. (a)	8,670	182,937
AVANIR Pharmaceuticals Inc. Class A (a)	14,629	59,686
Aveo Pharmaceuticals Inc. (a)	1,830	26,757
AVI BioPharma Inc. (a)	22,391	47,469
BioCryst Pharmaceuticals Inc. (a)	5,847	30,229
Biodel Inc. (a)	3,332	6,098
BioMimetic Therapeutics Inc. (a)	3,701	47,003
Bio-Reference Laboratories Inc. (a)	4,909	108,882
BioSante Pharmaceuticals Inc. (a)	12,808	21,005
BioScrip Inc. (a)	8,114	42,436
BioSpecifics Technologies Corp. (a)	851	21,786
BioTime Inc. (a)	4,296	35,786
BMP Sunstone Corp. (a)	5,911	58,578
Bruker Corp. (a)	14,915	247,589
Cadence Pharmaceuticals Inc. (a)	5,030	37,976
Caliper Life Sciences Inc. (a)	9,105	57,726
Cambrex Corp. (a)	6,570	33,967
Cantel Medical Corp.	2,732	63,929
Capital Senior Living Corp. (a)	5,450	36,515
Caraco Pharmaceutical Laboratories Ltd. (a)	2,208	10,024
CardioNet Inc. (a)	5,268	24,654
Catalyst Health Solutions Inc. (a)	7,803	362,761
Celera Corp. (a)	17,154	108,070
Celldex Therapeutics Inc. (a)	6,426	26,475
Centene Corp. (a)	10,105	256,061
Cepheid Inc. (a)	12,218	277,960
Cerus Corp. (a)	7,831	19,264
Chelsea Therapeutics International Ltd. (a)	6,299	47,242
Chemed Corp.	4,650	295,322
Chindex International Inc. (a)	2,774	45,743
Clinical Data Inc. (a)	2,289	36,418
Codexis Inc. (a)	2,376	25,186
Computer Programs & Systems Inc.	2,003	93,821
Conceptus Inc. (a)	6,413	88,499
Conmed Corp. (a)	5,906	156,096
Continucare Corp. (a)	6,259	29,292
Corcept Therapeutics Inc. (a)	5,041	19,458
Cornerstone Therapeutics Inc. (a)	1,538	8,905
Corvel Corp. (a)	1,434	69,334
Cross Country Healthcare Inc. (a)	6,615	56,029
CryoLife Inc. (a)	6,105	33,089
Cubist Pharmaceuticals Inc. (a)	12,019	257,207
Cumberland Pharmaceuticals Inc. (a)	2,460	14,735
Curis Inc. (a)	14,968	29,637
Cutera Inc. (a)	2,983	24,729
Cyberonics Inc. (a)	5,803	180,009
Cynosure Inc. Class A (a)	2,094	21,422
Cypress Bioscience Inc. (a)	8,706	56,415
Cytokinetics Inc. (a)	9,338	19,516
Cytori Therapeutics Inc. (a)	8,293	43,041
CytRx Corp. (a)	21,779	21,997

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Delcath Systems Inc. (a)	7,603	$74,509
DepoMed Inc. (a)	10,518	66,894
Dexcom Inc. (a)	11,646	158,968
Dionex Corp. (a)	3,628	428,140
Durect Corp. (a)	18,266	63,018
Dyax Corp. (a)	19,884	42,552
Dynavax Technologies Corp. (a)	19,412	62,118
DynaVox Inc. Class A (a)	1,898	9,737
Emergent Biosolutions Inc. (a)	3,863	90,626
Emeritus Corp. (a)	4,229	83,354
Endologix Inc. (a)	10,260	73,359
Ensign Group Inc., The	2,913	72,446
Enzo Biochem Inc. (a)	7,253	38,296
Enzon Pharmaceuticals Inc. (a)	10,290	125,229
eResearch Technology Inc. (a)	9,979	73,346
Eurand NV (a)	3,710	43,889
Exact Sciences Corp. (a)	7,192	43,008
Exactech Inc. (a)	1,596	30,037
Exelixis Inc. (a)	22,210	182,344
Five Star Quality Care Inc. (a)	6,311	44,619
Furiex Pharmaceuticals Inc. (a)	1,759	25,418
Genomic Health Inc. (a)	2,995	64,063
Genoptix Inc. (a)	3,618	68,814
Gentiva Health Services Inc. (a)	5,764	153,322
Geron Corp. (a)	24,898	128,723
Greatbatch Inc. (a)	4,759	114,930
Haemonetics Corp. (a)	5,211	329,231
Halozyme Therapeutics Inc. (a)	14,655	116,068
Hanger Orthopedic Group Inc. (a)	5,336	113,070
Hansen Medical Inc. (a)	8,491	12,482
Healthsouth Corp. (a)	19,170	397,011
Healthspring Inc. (a)	11,900	315,707
Healthways Inc. (a)	7,130	79,571
HeartWare International Inc. (a)	1,918	167,959
Hi-Tech Pharmacal Co. Inc. (a)	2,022	50,449
HMS Holdings Corp. (a)	5,582	361,546
ICU Medical Inc. (a)	2,439	89,024
Idenix Pharmaceuticals Inc. (a)	7,233	36,454
Immucor Inc. (a)	14,495	287,436
ImmunoGen Inc. (a)	14,160	131,122
Immunomedics Inc. (a)	12,906	46,203
Impax Laboratories Inc. (a)	12,867	258,755
Incyte Corp. (a)	18,064	299,140
Infinity Pharmaceuticals Inc. (a)	3,155	18,709
Inhibitex Inc. (a)	9,926	25,808
Inovio Pharmaceuticals Inc. (a)	15,984	18,382
Inspire Pharmaceuticals Inc. (a)	12,138	101,959
Insulet Corp. (a)	7,777	120,544
Integra LifeSciences Holdings Corp. (a)	4,316	204,147
InterMune Inc. (a)	9,490	345,436
Invacare Corp.	5,963	179,844
IPC The Hospitalist Co. (a)	3,267	127,446
IRIS International Inc. (a)	3,443	35,222
Ironwood Pharmaceuticals Inc. (a)	3,817	39,506
Isis Pharmaceuticals Inc. (a)	19,595	198,301
Jazz Pharmaceuticals Inc. (a)	3,001	59,060

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Kendle International Inc. (a)	2,915	$31,744
Kensey Nash Corp. (a)	1,624	45,196
Keryx Biopharmaceuticals Inc. (a)	10,362	47,458
Kindred Healthcare Inc. (a)	7,979	146,574
Landauer Inc.	1,951	117,001
Lannett Company Inc. (a)	2,393	13,377
LCA-Vision Inc. (a)	3,890	22,368
Lexicon Pharmaceuticals Inc. (a)	40,275	57,996
LHC Group Inc. (a)	3,199	95,970
Ligand Pharmaceuticals Inc. Class B (a)	3,969	35,403
Luminex Corp. (a)	7,840	143,315
Magellan Health Services Inc. (a)	6,449	304,909
MAKO Surgical Corp. (a)	5,215	79,372
MannKind Corp. (a)	12,601	101,564
MAP Pharmaceuticals Inc. (a)	2,797	46,822
Martek Biosciences Corp. (a)	6,837	213,998
Masimo Corp.	10,605	308,287
Maxygen Inc.	6,297	24,747
MedAssets Inc. (a)	8,840	178,480
Medcath Corp. (a)	4,154	57,948
Medical Action Industries Inc. (a)	3,037	29,094
Medicines Co., The (a)	10,917	154,257
Medicis Pharmaceutical Corp. Class A	12,451	333,562
Medidata Solutions Inc. (a)	3,836	91,604
Medivation Inc. (a)	6,942	105,310
MedQuist Inc.	2,306	19,947
MELA Sciences Inc. (a)	4,677	15,668
Merge Healthcare Inc. (a)	10,419	38,863
Meridian Bioscience Inc.	8,361	193,641
Merit Medical Systems Inc. (a)	5,856	92,700
Metabolix Inc. (a)	5,468	66,546
Metropolitan Health Networks Inc. (a)	8,066	36,055
Micromet Inc. (a)	18,462	149,911
Molina Healthcare Inc. (a)	2,684	74,749
Momenta Pharmaceuticals Inc. (a)	8,249	123,488
MWI Veterinary Supply Inc. (a)	2,516	158,885
Nabi Biopharmaceuticals (a)	8,846	51,218
Nanosphere Inc. (a)	3,396	14,807
National Healthcare Corp.	1,832	84,767
National Research Corp.	371	12,707
Natus Medical Inc. (a)	5,831	82,684
Nektar Therapeutics (a)	19,326	248,339
Neogen Corp. (a)	4,624	189,723
NeoStem Inc. (a)	5,004	7,056
Neuralstem Inc. (a)	8,527	18,077
Neurocrine Biosciences Inc. (a)	9,996	76,369
NeurogesX Inc. (a)	2,452	15,595
Novavax Inc. (a)	17,166	41,713
NPS Pharmaceuticals Inc. (a)	11,820	93,378
NuVasive Inc. (a)	8,009	205,431
NxStage Medical Inc. (a)	5,075	126,266
Nymox Pharmaceutical Corp. (a)	3,641	25,633
Obagi Medical Products Inc. (a)	3,681	42,516
Omeros Corp. (a)	3,773	31,090
Omnicell Inc. (a)	6,651	96,107

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Onyx Pharmaceuticals Inc. (a)	12,876	$474,738
Opko Health Inc. (a)	17,978	65,979
Optimer Pharmaceuticals Inc. (a)	6,803	76,942
OraSure Technologies Inc. (a)	9,720	55,890
Orexigen Therapeutics Inc. (a)	6,208	50,161
Orthofix International NV (a)	3,610	104,690
Orthovita Inc. (a)	14,487	29,119
Osiris Therapeutics Inc. (a)	3,677	28,644
Owens & Minor Inc.	12,976	381,884
Pain Therapeutics Inc. (a)	6,961	46,987
Palomar Medical Technologies Inc. (a)	3,767	53,529
Par Pharmaceutical Companies Inc. (a)	7,200	277,272
Parexel International Corp. (a)	12,106	257,010
PDI Inc. (a)	1,763	18,582
PDL BioPharma Inc.	24,965	155,532
Peregrine Pharmaceuticals Inc. (a)	10,383	23,881
Pharmacyclics Inc. (a)	7,737	47,041
Pharmasset Inc. (a)	6,019	261,285
PharMerica Corp. (a)	6,357	72,788
Pozen Inc. (a)	5,665	37,672
Progenics Pharmaceuticals Inc. (a)	5,845	31,914
Providence Service Corp. (a)	2,625	42,184
PSS World Medical Inc. (a)	11,866	268,172
PURE Bioscience (a)	6,973	15,480
Quality Systems Inc.	3,921	273,764
Questcor Pharmaceuticals Inc. (a)	11,521	169,704
Quidel Corp. (a)	4,610	66,614
RehabCare Group Inc. (a)	5,092	120,680
Rigel Pharmaceuticals Inc. (a)	10,621	79,976
Rochester Medical Corp. (a)	2,342	25,575
RTI Biologics Inc. (a)	11,797	31,498
Rural/Metro Corp. (a)	3,860	56,279
Salix Pharmaceuticals Ltd. (a)	11,723	550,512
Sangamo BioSciences Inc. (a)	9,556	63,452
Santarus Inc. (a)	10,670	34,891
Savient Pharmaceuticals Inc. (a)	13,749	153,164
SciClone Pharmaceuticals Inc. (a)	7,045	29,448
Seattle Genetics Inc. (a)	17,171	256,706
Select Medical Holdings Corp. (a)	10,270	75,074
Sequenom Inc. (a)	18,771	150,543
SIGA Technologies Inc. (a)	6,358	89,012
Sirona Dental Systems Inc. (a)	6,879	287,405
Skilled Healthcare Group Inc. Class A (a)	4,000	35,920
Solta Medical Inc. (a)	11,987	36,560
Somaxon Pharmaceuticals Inc. (a)	5,710	17,986
SonoSite Inc. (a)	3,077	97,233
Spectranetics Corp. (a)	7,119	36,734
Spectrum Pharmaceuticals Inc. (a)	10,048	69,030
STAAR Surgical Co. (a)	7,077	43,170
StemCells Inc. (a)	24,083	26,010
Stereotaxis Inc. (a)	6,177	23,658
STERIS Corp.	12,188	444,374
Sucampo Pharmaceuticals Inc. Class A (a)	1,995	7,661
Sun Healthcare Group Inc. (a)	5,120	64,819
Sunrise Senior Living Inc. (a)	11,327	61,732

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
SuperGen Inc. (a)	12,021	$31,495
SurModics Inc. (a)	3,551	42,150
Symmetry Medical Inc. (a)	7,589	70,198
Syneron Medical Ltd. (a)	7,274	74,122
Synovis Life Technologies Inc. (a)	2,291	36,908
Synta Pharmaceuticals Corp. (a)	4,417	27,032
Targacept Inc. (a)	4,883	129,400
Team Health Holdings Inc. (a)	3,013	46,822
Theravance Inc. (a)	12,943	324,481
TomoTherapy Inc. (a)	9,748	35,190
Transcend Services Inc. (a)	1,835	35,948
Transcept Pharmaceuticals Inc. (a)	1,041	7,703
Triple-S Management Corp. Class B (a)	4,167	79,506
U.S. Physical Therapy Inc. (a)	2,145	42,514
Unilife Corp. (a)	9,875	52,338
Universal American Financial Corp.	6,550	133,948
Vanda Pharmaceuticals Inc. (a)	5,657	53,515
Vascular Solutions Inc. (a)	3,402	39,871
Vical Inc. (a)	11,398	23,024
ViroPharma Inc. (a)	16,030	277,640
Vital Images Inc. (a)	3,050	42,639
VIVUS Inc. (a)	16,830	157,697
Volcano Corp. (a)	10,328	282,058
WellCare Health Plans Inc. (a)	8,755	264,576
West Pharmaceutical Services Inc.	6,835	281,602
Wright Medical Group Inc. (a)	8,095	125,715
Xenoport Inc. (a)	5,853	49,868
Young Innovations Inc.	1,235	39,532
Zalicus Inc. (a)	13,173	20,813
ZIOPHARM Oncology Inc. (a)	9,900	46,134
Zoll Medical Corp. (a)	4,443	165,413

		29,632,931

Industrials (15.54%)
3D Systems Corp. (a)	3,684	116,009
A123 Systems Inc. (a)	14,895	142,098
Aaon Inc.	2,522	71,146
AAR Corp. (a)	8,005	219,897
ABM Industries Inc.	10,564	277,833
Acacia Research - Acacia Technologies (a)	7,022	182,151
ACCO Brands Corp. (a)	11,474	97,758
Aceto Corp.	5,355	48,195
Actuant Corp. Class A	13,854	368,793
Acuity Brands Inc.	8,914	514,070
Administaff Inc.	4,459	130,649
Advanced Battery Technologies Inc. (a)	11,991	46,165
Advisory Board Co., The (a)	3,221	153,416
Aerovironment Inc. (a)	3,382	90,739
Air Transport Services Group Inc. (a)	11,185	88,362
Aircastle Ltd.	10,387	108,544
Airtran Holdings Inc. (a)	27,928	206,388
Alamo Group Inc.	1,355	37,696
Alaska Air Group Inc. (a)	7,307	414,234
Albany International Corp. Class A	5,505	130,413
Allegiant Travel Co.	3,176	156,386

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Altra Holdings Inc. (a)	5,667	$112,547
AMERCO (a)	1,737	166,821
American Railcar Industries Inc. (a)	2,027	44,858
American Reprographics Co. (a)	7,691	58,375
American Science & Engineering Inc.	1,881	160,318
American Superconductor Corp. (a)	9,232	263,943
American Woodmark Corp.	1,963	48,172
Ameron International Corp.	1,868	142,659
Ampco-Pittsburgh Corp.	1,816	50,939
AO Smith Corp.	7,372	280,726
APAC Customer Services Inc. (a)	6,448	39,139
Apogee Enterprises Inc.	5,724	77,102
Applied Energetics Inc. (a)	15,508	13,196
Applied Industrial Technologies Inc.	8,633	280,400
Applied Signal Technology Inc.	2,708	102,606
Argan Inc. (a)	1,741	16,139
Arkansas Best Corp.	5,113	140,198
ArvinMeritor Inc. (a)	19,510	400,345
Astec Industries Inc. (a)	4,012	130,029
Astronics Corp. (a)	1,984	41,664
Atlas Air Worldwide Holdings Inc. (a)	5,308	296,346
Avis Budget Group Inc. (a)	21,331	331,910
AZZ Inc.	2,544	101,785
Badger Meter Inc.	3,064	135,490
Baldor Electric Co.	9,591	604,617
Baltic Trading Ltd.	3,316	33,856
Barnes Group Inc.	10,009	206,886
Barrett Business Services Inc.	1,437	22,345
Beacon Roofing Supply Inc. (a)	9,390	167,799
Belden Inc.	9,607	353,730
Blount International Inc. (a)	9,797	154,401
BlueLinx Holdings Inc. (a)	2,061	7,543
Brady Corp.	9,820	320,230
Briggs & Stratton Corp.	10,190	200,641
Brink’s Co., The	9,690	260,467
Broadwind Energy Inc. (a)	18,812	43,456
Builders FirstSource Inc. (a)	9,126	17,978
CAI International Inc. (a)	2,006	39,318
Capstone Turbine Corp. (a)	48,972	47,003
Cascade Corp.	1,922	90,872
Casella Waste Systems Inc. Class A (a)	4,988	35,365
CBIZ Inc. (a)	8,991	56,104
CDI Corp.	2,546	47,330
Celadon Group Inc. (a)	4,242	62,739
Cenveo Inc. (a)	11,237	60,006
Ceradyne Inc. (a)	5,232	164,965
Chart Industries Inc. (a)	5,947	200,890
CIRCOR International Inc.	3,517	148,697
Clarcor Inc.	10,120	434,047
Clean Harbors Inc. (a)	4,743	398,780
Coleman Cable Inc. (a)	1,533	9,627
Colfax Corp. (a)	4,912	90,430
Columbus McKinnon Corp. (a)	4,008	81,443
Comfort Systems USA Inc.	7,997	105,320
Commercial Vehicle Group Inc. (a)	4,992	81,120
Consolidated Graphics Inc. (a)	1,876	90,855

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Corporate Executive Board Co., The	7,090	$266,230
CoStar Group Inc. (a)	4,253	244,803
Courier Corp.	2,257	35,029
CRA International Inc. (a)	2,373	55,789
Cubic Corp.	3,292	155,218
Curtiss-Wright Corp.	9,183	304,876
Deluxe Corp.	10,474	241,111
DigitalGlobe Inc. (a)	5,659	179,447
Dolan Co., The (a)	6,193	86,207
Dollar Thrifty Automotive Group Inc. (a)	5,945	280,961
Douglas Dynamics Inc.	2,319	35,133
Ducommun Inc.	2,045	44,540
DXP Enterprises Inc. (a)	1,662	39,888
Dycom Industries Inc. (a)	7,948	117,233
Dynamex Inc. (a)	2,021	50,040
Dynamic Materials Corp.	2,766	62,429
Eagle Bulk Shipping Inc. (a)	12,668	63,087
EMCOR Group Inc. (a)	13,527	392,012
Encore Wire Corp.	3,775	94,677
Ener1 Inc. (a)	12,395	46,977
Energy Recovery Inc. (a)	8,299	30,374
EnergySolutions Inc.	18,119	100,923
EnerNOC Inc. (a)	4,038	96,549
EnerSys (a)	9,844	316,189
Ennis Inc.	5,395	92,254
EnPro Industries Inc. (a)	4,215	175,175
ESCO Technologies Inc.	5,425	205,282
Esterline Technologies Corp. (a)	6,079	416,959
Excel Maritime Carriers Ltd. (a)	8,087	45,530
Exponent Inc. (a)	2,840	106,585
Federal Signal Corp.	12,491	85,688
Flow International Corp. (a)	9,426	38,552
Force Protection Inc. (a)	14,452	79,631
Forward Air Corp.	6,041	171,444
Franklin Covey Co. (a)	2,407	20,676
Franklin Electric Co. Inc.	4,712	183,391
Freightcar America Inc.	2,541	73,537
Fuel Tech Inc. (a)	3,374	32,762
FuelCell Energy Inc. (a)	19,603	45,283
Furmanite Corp. (a)	7,989	55,204
G&K Services Inc. Class A	3,787	117,056
Genco Shipping & Trading Ltd. (a)	5,833	83,995
GenCorp Inc. (a)	11,922	61,637
Generac Holdings Inc. (a)	4,051	65,505
Genesee & Wyoming Inc. (a)	7,897	418,146
Geo Group Inc., The (a)	12,372	305,094
GeoEye Inc. (a)	4,526	191,857
Gibraltar Industries Inc. (a)	6,181	83,876
Global Defense Technology & Systems Inc. (a)	1,007	16,978
Gorman-Rupp Co., The	2,585	83,547
GP Strategies Corp. (a)	3,153	32,287
GrafTech International Ltd. (a)	24,643	488,917
Graham Corp.	1,895	37,900
Granite Construction Inc.	7,162	196,454
Great Lakes Dredge & Dock Co.	11,970	88,219

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Greenbrier Companies Inc. (a)	4,055	$85,114
Griffon Corp. (a)	9,213	117,374
H&E Equipment Services Inc. (a)	5,632	65,162
Hawaiian Holdings Inc. (a)	10,673	83,676
Healthcare Services Group Inc.	13,479	219,303
Heartland Express Inc.	10,102	161,834
Heico Corp.	6,068	309,650
Heidrick & Struggles International Inc.	3,573	102,366
Herley Industries Inc. (a)	2,657	46,019
Herman Miller Inc.	11,554	292,316
Hexcel Corp. (a)	19,896	359,919
Higher One Holdings Inc. (a)	2,119	42,867
Hill International Inc. (a)	5,140	33,256
HNI Corp.	9,240	288,288
Hoku Corp. (a)	3,355	8,857
Horizon Lines Inc.	5,782	25,267
Houston Wire & Cable Co.	3,485	46,838
Hub Group Inc. (a)	7,707	270,824
Hudson Highland Group Inc. (a)	6,513	37,971
Huron Consulting Group Inc. (a)	4,507	119,210
ICF International Inc. (a)	3,499	89,994
II-VI Inc. (a)	5,202	241,165
Innerworkings Inc. (a)	5,037	32,992
Insituform Technologies Inc. (a)	8,068	213,883
Insteel Industries Inc.	3,705	46,275
Interface Inc.	10,346	161,915
Interline Brands Inc. (a)	6,685	152,217
International Shipholding Corp.	1,243	31,572
Jetblue Airways Corp. (a)	49,679	328,378
John Bean Technologies Corp.	5,879	118,344
Kadant Inc. (a)	2,528	59,585
Kaman Corp.	5,314	154,478
Kaydon Corp.	6,804	277,059
Kelly Services Inc. Class A (a)	5,495	103,306
Kforce Inc. (a)	6,282	101,643
Kimball International Inc. Class B	6,628	45,733
Knight Transportation Inc.	12,217	232,123
Knoll Inc.	9,706	162,381
Korn/Ferry International (a)	9,437	218,089
Kratos Defense & Security Solutions Inc. (a)	3,225	42,473
L.B. Foster Co. (a)	2,076	84,991
LaBarge Inc. (a)	2,670	41,946
Ladish Co. Inc. (a)	3,225	156,767
Lawson Products Inc.	834	20,758
Layne Christensen Co. (a)	4,065	139,917
LECG Corp. (a)	5,133	7,084
Lindsay Corp.	2,560	152,141
LMI Aerospace Inc. (a)	1,901	30,397
LSI Industries Inc.	4,226	35,752
Lydall Inc. (a)	3,442	27,708
M & F Worldwide Corp. (a)	2,224	51,374
Marten Transport Ltd.	3,265	69,806
MasTec Inc. (a)	11,116	162,182
McGrath Rentcorp	5,015	131,493
Metalico Inc. (a)	7,772	45,699

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Met-Pro Corp.	2,805	$33,127
Michael Baker Corp. (a)	1,657	51,533
Middleby Corp. (a)	3,402	287,197
Miller Industries Inc.	2,227	31,690
Mine Safety Appliances Co.	5,437	169,254
Mistras Group Inc. (a)	2,920	39,362
Mobile Mini Inc. (a)	7,458	146,848
Moog Inc. Class A (a)	9,244	367,911
Mueller Industries Inc.	7,743	253,196
Mueller Water Products Inc.	31,326	130,629
Multi-Color Corp.	2,151	41,858
MYR Group Inc. (a)	4,062	85,302
NACCO Industries Inc. Class A	1,184	128,310
National Presto Industries Inc.	1,008	131,050
Navigant Consulting Inc. (a)	10,603	97,548
NCI Building Systems Inc. (a)	3,501	48,979
Nordson Corp.	6,926	636,361
Northwest Pipe Co. (a)	1,955	46,979
Old Dominion Freight Line Inc. (a)	8,541	273,227
Omega Flex Inc. (a)	677	11,198
On Assignment Inc. (a)	7,768	63,309
Orbital Sciences Corp. (a)	11,775	201,706
Orion Marine Group Inc. (a)	5,492	63,707
P.A.M. Transportation Services Inc. (a)	910	10,210
Pacer International Inc. (a)	6,915	47,299
Park-Ohio Holdings Corp. (a)	1,575	32,933
Patriot Transportation Holding Inc. (a)	296	27,516
PGT Inc. (a)	3,767	9,229
Pike Electric Corp. (a)	3,168	27,181
Pinnacle Airlines Corp. (a)	3,716	29,356
PMFG Inc. (a)	2,995	49,118
Polypore International Inc. (a)	4,573	186,258
Powell Industries Inc. (a)	1,798	59,118
PowerSecure International Inc. (a)	3,699	28,778
Preformed Line Products Co.	487	28,502
Primoris Services Corp.	4,081	38,933
Quality Distribution Inc. (a)	1,735	15,771
Quanex Building Products Corp.	7,903	149,920
RailAmerica Inc. (a)	4,819	62,406
Raven Industries Inc.	3,328	158,712
RBC Bearings Inc. (a)	4,406	172,186
Republic Airways Holdings Inc. (a)	6,995	51,203
Resources Connection Inc.	9,398	174,709
Roadrunner Transportation Systems Inc. (a)	2,144	31,002
Robbins & Myers Inc.	5,493	196,540
Rollins Inc.	12,883	254,439
RSC Holdings Inc. (a)	10,293	100,254
Rush Enterprises Inc. Class A (a)	6,508	133,024
Saia Inc. (a)	3,228	53,553
SatCon Technology Corp. (a)	14,481	65,164
Sauer-Danfoss Inc. (a)	2,436	68,817
Schawk Inc.	2,412	49,639
School Specialty Inc. (a)	3,754	52,293
Seaboard Corp.	37	73,667
SFN Group Inc. (a)	10,866	106,052

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Simpson Manufacturing Co. Inc.	7,982	$246,724
SkyWest Inc.	10,920	170,570
Standard Parking Corp. (a)	3,159	59,674
Standard Register Co., The	3,538	12,065
Standex International Corp.	2,549	76,241
Steelcase Inc.	15,576	164,638
Sterling Construction Company Inc. (a)	3,275	42,706
Sun Hydraulics Corp.	2,550	96,390
Sykes Enterprises Inc. (a)	8,463	171,460
TAL International Group Inc.	3,424	105,699
Taser International Inc. (a)	12,757	59,958
Team Inc. (a)	3,861	93,436
Tecumseh Products Co. Class A (a)	3,757	49,029
Teledyne Technologies Inc. (a)	7,346	323,004
Tennant Co.	3,917	150,452
Tetra Tech Inc. (a)	12,684	317,861
Textainer Group Holdings Ltd.	2,034	57,949
Titan International Inc.	7,217	141,020
Titan Machinery Inc. (a)	2,829	54,600
Tredegar Corp.	5,044	97,753
Trex Co. Inc. (a)	3,229	77,367
TriMas Corp. (a)	3,035	62,096
Triumph Group Inc.	3,428	306,497
TrueBlue Inc. (a)	9,118	164,033
Tutor Perini Corp.	5,462	116,941
Twin Disc Inc.	1,842	55,002
Ultrapetrol Bahamas Ltd. (a)	4,438	28,536
UniFirst Corp.	2,856	157,223
United Capital Corp. (a)	386	12,545
United Rentals Inc. (a)	12,394	281,964
United Stationers Inc. (a)	4,921	314,009
Universal Forest Products Inc.	3,918	152,410
Universal Truckload Services Inc. (a)	1,061	16,891
UQM Technologies Inc. (a)	7,279	16,669
US Airways Group Inc. (a)	33,322	333,553
US Ecology Inc.	3,731	64,845
USA Truck Inc. (a)	1,751	23,166
Viad Corp.	4,201	106,999
Vicor Corp.	3,848	63,107
Volt Information Sciences Inc. (a)	3,021	26,132
VSE Corp.	876	28,926
Wabash National Corp. (a)	12,080	143,148
Watsco Inc.	5,660	357,033
Watts Water Technologies Inc.	5,887	215,405
Werner Enterprises Inc.	7,306	165,116
Woodward Governor Co.	12,401	465,782
Xerium Technologies Inc. (a)	1,499	23,909

		37,956,979

Information Technology (18.22%)
ACI Worldwide Inc. (a)	7,107	190,965
Acme Packet Inc. (a)	8,997	478,281
Actuate Corp. (a)	9,562	54,503
Acxiom Corp. (a)	14,118	242,124
Adtran Inc.	12,116	438,720

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Advanced Analogic Technologies Inc. (a)	9,157	$36,720
Advanced Energy Industries Inc. (a)	7,453	101,659
Advent Software Inc. (a)	3,285	190,267
Agilysys Inc. (a)	3,531	19,880
Alpha & Omega Semiconductor Ltd. (a)	1,006	12,907
American Software Inc. Class A	4,162	28,177
Amkor Technology Inc. (a)	21,784	160,984
ANADIGICS Inc. (a)	12,980	89,951
Anaren Inc. (a)	2,988	62,300
Ancestry.com Inc. (a)	3,862	109,372
Anixter International Inc.	5,789	345,777
Applied Micro Circuits Corp. (a)	13,561	144,831
Ariba Inc. (a)	18,479	434,072
Arris Group Inc. (a)	26,064	292,438
Art Technology Group Inc. (a)	32,185	192,466
Aruba Networks Inc. (a)	15,046	314,160
Aspen Technology Inc. (a)	12,764	162,103
ATMI Inc. (a)	6,459	128,792
Aviat Networks Inc. (a)	12,557	63,664
Avid Technology Inc. (a)	5,919	103,346
Axcelis Technologies Inc. (a)	21,118	73,068
AXT Inc. (a)	6,254	65,292
Bel Fuse Inc.	2,257	53,942
Benchmark Electronics Inc. (a)	12,954	235,245
BigBand Networks Inc. (a)	10,079	28,221
Black Box Corp.	3,653	139,873
Blackbaud Inc.	9,203	238,358
Blackboard Inc. (a)	7,022	290,009
Blue Coat Systems Inc. (a)	8,562	255,747
Bottomline Technologies Inc. (a)	6,478	140,637
Brightpoint Inc. (a)	14,434	126,009
Brooks Automation Inc. (a)	13,411	121,638
Cabot Microelectronics Corp. (a)	4,806	199,209
CACI International Inc. (a)	6,166	329,264
Calix Inc. (a)	1,480	25,012
Cardtronics Inc. (a)	5,502	97,385
Cass Information Systems Inc.	1,713	64,991
Cavium Networks Inc. (a)	9,116	343,491
CDC Corp. Class A (a)	6,660	23,377
CEVA Inc. (a)	4,410	90,405
Checkpoint Systems Inc. (a)	8,237	169,270
Ciber Inc. (a)	13,483	63,100
Cirrus Logic Inc. (a)	13,577	216,960
Cognex Corp.	8,238	242,362
Coherent Inc. (a)	5,188	234,186
Cohu Inc.	4,700	77,926
Commvault Systems Inc. (a)	8,865	253,716
Compellent Technologies Inc. (a)	4,753	131,135
Computer Task Group Inc. (a)	3,181	34,609
comScore Inc. (a)	4,636	103,429
Comtech Telecommunications Corp.	5,855	162,359
Comverge Inc. (a)	5,116	35,352
Concur Technologies Inc. (a)	8,314	431,746

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Conexant Systems Inc. (a)	16,465	$26,838
Constant Contact Inc. (a)	5,846	181,168
Convio Inc. (a)	1,151	9,530
CPI International Inc. (a)	1,404	27,167
Cray Inc. (a)	7,541	53,918
CSG Systems International Inc. (a)	7,120	134,853
CTS Corp.	6,800	75,208
Cymer Inc. (a)	6,126	276,099
Daktronics Inc.	7,201	114,640
DDi Corp.	2,851	33,528
DealerTrack Holdings Inc. (a)	8,268	165,939
Deltek Inc. (a)	4,158	30,187
DemandTec Inc. (a)	3,636	39,414
DG FastChannel Inc. (a)	5,185	149,743
Dice Holdings Inc. (a)	3,184	45,690
Digi International Inc. (a)	5,064	56,210
Digimarc Corp. (a)	1,360	40,814
Digital River Inc. (a)	8,138	280,110
Diodes Inc. (a)	6,975	188,255
DSP Group Inc. (a)	4,917	40,024
DTS Inc. (a)	3,621	177,610
EarthLink Inc.	22,111	190,155
Ebix Inc. (a)	5,499	130,161
Echelon Corp. (a)	6,799	69,282
Echo Global Logistics Inc. (a)	2,147	25,850
Electro Rent Corp.	3,402	54,976
Electro Scientific Industries Inc. (a)	5,653	90,618
Electronics for Imaging Inc. (a)	9,265	132,582
EMS Technologies Inc. (a)	3,287	65,017
Emulex Corp. (a)	16,912	197,194
Energy Conversion Devices Inc. (a)	9,533	43,852
Entegris Inc. (a)	27,021	201,847
Entropic Communications Inc. (a)	11,451	138,328
Epicor Software Corp. (a)	10,010	101,101
EPIQ Systems Inc.	6,732	92,430
ePlus Inc. (a)	878	20,756
Euronet Worldwide Inc. (a)	10,054	175,342
Evergreen Solar Inc. (a)	40,940	23,868
Exar Corp. (a)	7,349	51,296
Exlservice Holdings Inc. (a)	3,119	66,996
Extreme Networks Inc. (a)	17,814	55,045
Fair Isaac Corp.	8,541	199,603
FalconStor Software Inc. (a)	6,427	21,530
FARO Technologies Inc. (a)	3,375	110,835
FEI Co. (a)	7,796	205,892
Finisar Corp. (a)	15,477	459,512
Formfactor Inc. (a)	10,390	92,263
Forrester Research Inc.	3,069	108,305
Fortinet Inc. (a)	8,121	262,714
FSI International Inc. (a)	6,499	28,726
Gerber Scientific Inc. (a)	5,082	39,995
Global Cash Access Holdings Inc. (a)	10,313	32,898
Globecomm Systems Inc. (a)	4,418	44,180
GSI Commerce Inc. (a)	12,774	296,357
GSI Technology Inc. (a)	3,645	29,524
GT Solar International Inc. (a)	12,750	116,280

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Guidance Software Inc. (a)	2,637	$18,960
Hackett Group Inc., The (a)	6,225	21,850
Harmonic Inc. (a)	19,859	170,192
Heartland Payment Systems Inc.	7,922	122,157
Hittite Microwave Corp. (a)	5,614	342,679
Hutchinson Technology Inc. (a)	4,684	17,378
Hypercom Corp. (a)	9,363	78,368
iGate Corp.	4,832	95,239
Ikanos Communications Inc. (a)	5,881	7,881
Imation Corp. (a)	6,344	65,407
Immersion Corp. (a)	5,670	38,046
Infinera Corp. (a)	18,026	186,209
InfoSpace Inc. (a)	7,544	62,615
Insight Enterprises Inc. (a)	9,453	124,401
Integral Systems Inc. (a)	3,724	36,905
Integrated Device Technology Inc. (a)	33,344	222,071
Integrated Silicon Solution Inc. (a)	5,266	42,286
Interactive Intelligence Inc. (a)	2,653	69,402
InterDigital Inc. (a)	9,124	379,923
Intermec Inc. (a)	10,256	129,841
Internap Network Services Corp. (a)	11,056	67,220
Intevac Inc. (a)	4,671	65,441
Intralinks Holdings Inc. (a)	2,252	42,135
IPG Photonics Corp. (a)	5,313	167,997
Ixia (a)	6,667	111,872
IXYS Corp. (a)	4,885	56,764
j2 Global Communications Inc. (a)	9,278	268,598
Jack Henry & Associates Inc.	17,421	507,822
JDA Software Group Inc. (a)	8,560	239,680
Kenexa Corp. (a)	4,605	100,343
Keynote Systems Inc.	2,536	37,076
KIT Digital Inc. (a)	4,018	64,449
Knot Inc., The (a)	6,451	63,736
Kopin Corp. (a)	14,013	58,294
Kulicke & Soffa Industries Inc. (a)	14,500	104,400
KVH Industries Inc. (a)	3,039	36,316
L-1 Identity Solutions Inc. (a)	15,751	187,594
Lattice Semiconductor Corp. (a)	23,755	143,955
Lawson Software Inc. (a)	28,705	265,521
Limelight Networks Inc. (a)	8,326	48,374
Lionbridge Technologies Inc. (a)	12,150	44,834
Liquidity Services Inc. (a)	3,064	43,049
Littelfuse Inc.	4,574	215,252
LivePerson Inc. (a)	9,087	102,683
Local.com Corp. (a)	3,215	20,865
LogMeIn Inc. (a)	3,080	136,567
LoopNet Inc. (a)	3,957	43,962
Loral Space & Communications Inc. (a)	2,208	168,912
LTX-Credence Corp. (a)	10,018	74,133
Magma Design Automation Inc. (a)	10,486	52,535
Manhattan Associates Inc. (a)	4,745	144,912
ManTech International Corp. (a)	4,485	185,365
Marchex Inc. Class B	3,513	33,514
Mattson Technology Inc. (a)	10,163	30,489
MAXIMUS Inc.	3,630	238,055
MaxLinear Inc. Class A (a)	1,501	16,151

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Maxwell Technologies Inc. (a)	5,392	$101,855
Measurement Specialties Inc. (a)	3,091	90,721
Mentor Graphics Corp. (a)	21,921	263,052
Mercury Computer Systems Inc. (a)	4,863	89,382
Meru Networks Inc. (a)	1,067	16,453
Methode Electronics Inc.	7,610	98,702
Micrel Inc.	10,420	135,356
Microsemi Corp. (a)	16,966	388,521
MicroStrategy Inc. (a)	1,831	156,496
Microvision Inc. (a)	18,583	34,564
Mindspeed Technologies Inc. (a)	6,577	40,120
MIPS Technologies Inc. (a)	9,823	148,917
MKS Instruments Inc. (a)	10,331	253,006
ModusLink Global Solutions Inc. (a)	8,802	58,973
MoneyGram International Inc. (a)	16,917	45,845
Monolithic Power Systems Inc. (a)	6,770	111,840
Monotype Imaging Holdings Inc. (a)	4,521	50,183
MoSys Inc. (a)	5,462	31,079
Move Inc. (a)	31,851	81,857
MTS Systems Corp.	3,433	128,600
Multi-Fineline Electronix Inc. (a)	2,133	56,503
Nanometrics Inc. (a)	3,615	46,380
NCI Inc. (a)	1,424	32,738
Netgear Inc. (a)	7,305	246,032
Netlogic Microsystems Inc. (a)	12,878	404,498
NetScout Systems Inc. (a)	6,256	143,951
NetSuite Inc. (a)	3,726	93,150
Network Engines Inc. (a)	7,218	10,971
Network Equipment Technologies Inc. (a)	5,662	26,215
Newport Corp. (a)	7,771	134,982
NIC Inc.	11,412	110,811
Novatel Wireless Inc. (a)	6,612	63,145
NVE Corp. (a)	926	53,551
Occam Networks Inc. (a)	2,497	21,649
Oclaro Inc. (a)	10,127	133,170
Omnivision Technologies Inc. (a)	10,700	316,827
Online Resources Corp. (a)	5,103	23,729
OpenTable Inc. (a)	3,242	228,496
Openwave Systems Inc. (a)	17,739	37,607
Oplink Communications Inc. (a)	4,307	79,550
OPNET Technologies Inc.	2,609	69,843
OpNext Inc. (a)	8,601	15,138
OSI Systems Inc. (a)	3,318	120,642
Parametric Technology Corp. (a)	23,965	539,931
Park Electrochemical Corp.	4,317	129,510
PC Connection Inc. (a)	2,026	17,950
PC-Tel Inc. (a)	4,264	25,584
PDF Solutions Inc. (a)	4,539	21,878
Pegasystems Inc.	3,315	121,428
Perficient Inc. (a)	4,888	61,100
Pericom Semiconductor Corp. (a)	5,212	57,228
Photronics Inc. (a)	11,217	66,292
Plantronics Inc.	9,975	371,270
Plexus Corp. (a)	8,335	257,885
PLX Technology Inc. (a)	7,945	28,681

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Power Integrations Inc.	5,060	$203,108
Power-One Inc. (a)	14,352	146,390
Powerwave Technologies Inc. (a)	25,971	65,966
Presstek Inc. (a)	5,507	12,226
Progress Software Corp. (a)	8,703	368,311
PROS Holdings Inc. (a)	4,264	48,567
Pulse Electronics Corp.	8,988	47,816
QAD Inc. Class A (a)	1,075	9,782
QAD Inc. Class B (a)	268	2,664
QLIK Technologies Inc. (a)	2,739	70,694
Quantum Corp. (a)	45,082	167,705
Quest Software Inc. (a)	12,452	345,418
QuinStreet Inc. (a)	2,160	41,494
Rackspace Hosting Inc. (a)	19,939	626,284
Radiant Systems Inc. (a)	5,922	115,894
Radisys Corp. (a)	5,036	44,820
RealD Inc. (a)	2,965	76,853
RealNetworks Inc. (a)	16,989	71,354
RealPage Inc. (a)	2,897	89,604
Renaissance Learning Inc.	2,673	31,648
RF Micro Devices Inc. (a)	55,582	408,528
Richardson Electronics Ltd.	2,916	34,088
RightNow Technologies Inc. (a)	4,421	104,645
Rimage Corp. (a)	1,837	27,390
Riverbed Technology Inc. (a)	25,936	912,169
Rofin-Sinar Technologies Inc. (a)	5,788	205,127
Rogers Corp. (a)	3,271	125,116
Rosetta Stone Inc. (a)	2,132	45,241
Rubicon Technology Inc. (a)	3,260	68,721
Rudolph Technologies Inc. (a)	6,177	50,837
S1 Corp. (a)	10,964	75,652
Saba Software Inc. (a)	5,776	35,349
Sanmina-SCI Corp. (a)	16,337	187,549
Sapient Corp.	21,170	256,157
SAVVIS Inc. (a)	7,691	196,274
ScanSource Inc. (a)	5,610	178,959
SeaChange International Inc. (a)	5,968	51,026
Semtech Corp. (a)	12,675	286,962
ShoreTel Inc. (a)	9,152	71,477
Sigma Designs Inc. (a)	6,350	89,980
Silicon Graphics International Corp. (a)	6,504	58,731
Silicon Image Inc. (a)	16,114	118,438
Smart Modular Technologies (WWH) Inc. (a)	10,730	61,805
Smith Micro Software Inc. (a)	6,214	97,808
SolarWinds Inc. (a)	7,164	137,907
Sonic Solutions (a)	8,623	129,345
Sonus Networks Inc. (a)	42,669	113,926
Sourcefire Inc. (a)	5,631	146,012
Spansion Inc. Class A (a)	2,638	54,607
Spectrum Control Inc. (a)	2,578	38,644
SPS Commerce Inc. (a)	924	14,599
SRA International Inc. (a)	8,812	180,205
SRS Labs Inc. (a)	2,206	19,435
SS&C Technologies Holdings Inc. (a)	2,535	51,993
Stamps.com Inc.	2,115	28,024

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Standard Microsystems Corp. (a)	4,605	$132,762
STEC Inc. (a)	8,344	147,272
Stratasys Inc. (a)	4,201	137,121
SuccessFactors Inc. (a)	12,932	374,511
Super Micro Computer Inc. (a)	4,989	57,573
Supertex Inc. (a)	2,100	50,778
Support.com Inc. (a)	9,165	59,389
Sycamore Networks Inc.	4,096	84,337
Symmetricom Inc. (a)	8,655	61,364
Synaptics Inc. (a)	6,907	202,928
Synchronoss Technologies Inc. (a)	4,159	111,087
SYNNEX Corp. (a)	4,600	143,520
Syntel Inc.	2,694	128,746
Take-Two Interactive Software Inc. (a)	14,716	180,124
Taleo Corp. (a)	8,227	227,477
TechTarget (a)	3,046	24,155
Tekelec (a)	14,029	167,085
TeleCommunication Systems Inc. Class A (a)	9,214	43,029
TeleNav Inc. (a)	1,591	11,582
TeleTech Holdings Inc. (a)	6,252	128,729
Terremark Worldwide Inc. (a)	11,935	154,558
TESSCO Technologies Inc.	998	15,918
Tessera Technologies Inc. (a)	10,307	228,300
THQ Inc. (a)	13,910	84,295
TIBCO Software Inc. (a)	34,332	676,684
Tier Technologies Inc. Class B (a)	2,996	17,946
TiVo Inc. (a)	23,706	204,583
TNS Inc. (a)	5,336	110,989
Travelzoo Inc. (a)	987	40,684
Trident Microsystems Inc. (a)	14,246	25,358
TriQuint Semiconductor Inc. (a)	31,964	373,659
TTM Technologies Inc. (a)	16,693	248,893
Tyler Technologies Inc. (a)	6,496	134,857
Ultimate Software Group Inc. (a)	5,192	252,487
Ultra Clean Holdings Inc. (a)	4,391	40,880
Ultratech Inc. (a)	5,051	100,414
Unisys Corp. (a)	8,741	226,304
United Online Inc.	17,849	117,803
Universal Display Corp. (a)	6,090	186,658
UTStarcom Inc. (a)	24,256	49,967
ValueClick Inc. (a)	16,767	268,775
VASCO Data Security International Inc. (a)	5,668	46,081
Veeco Instruments Inc. (a)	8,348	358,630
VeriFone Systems Inc. (a)	17,569	677,461
ViaSat Inc. (a)	6,816	302,699
Viasystems Group Inc. (a)	850	17,119
Virnetx Holding Corp.	6,598	97,980
Virtusa Corp. (a)	3,004	49,145
Vocus Inc. (a)	3,412	94,376
Volterra Semiconductor Corp. (a)	5,112	118,394
Wave Systems Corp. Class A (a)	16,324	64,317
Websense Inc. (a)	8,948	181,197
Wright Express Corp. (a)	7,544	347,024
X-Rite Inc. (a)	6,712	30,674
Xyratex Ltd. (a)	6,169	100,616

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Zix Corp. (a)	11,944	$51,001
Zoran Corp. (a)	10,760	94,688
Zygo Corp. (a)	3,525	43,111

		44,489,967

Materials (5.61%)
A. Schulman Inc.	6,456	147,778
AEP Industries Inc. (a)	942	24,445
Allied Nevada Gold Corp. (a)	15,400	405,174
AM Castle & Co. (a)	3,296	60,679
AMCOL International Corp.	4,987	154,597
American Vanguard Corp.	4,113	35,125
Arch Chemicals Inc.	4,609	174,819
Balchem Corp.	5,830	197,112
Boise Inc.	14,336	113,684
Brush Engineered Materials Inc. (a)	4,150	160,356
Buckeye Technologies Inc.	8,029	168,689
Calgon Carbon Corp. (a)	11,527	174,288
Capital Gold Corp. (a)	9,845	49,914
Century Aluminum Co. (a)	13,073	203,024
Clearwater Paper Corp. (a)	2,354	184,318
Coeur d’Alene Mines Corp. (a)	18,259	498,836
Contango ORE Inc. (a)	235	2,468
Deltic Timber Corp.	2,228	125,526
Ferro Corp. (a)	17,868	261,588
General Moly Inc. (a)	13,772	89,243
Georgia Gulf Corp. (a)	6,908	166,206
Globe Specialty Metals Inc.	12,576	214,924
Golden Star Resources Ltd. (a)	52,976	243,160
Graham Packaging Co Inc. (a)	3,600	46,944
Graphic Packaging Holding Co. (a)	22,859	88,922
Hawkins Inc.	1,762	78,233
Haynes International Inc.	2,563	107,210
HB Fuller Co.	9,846	202,040
Headwaters Inc. (a)	12,246	56,087
Hecla Mining Co. (a)	49,740	560,072
Horsehead Holding Corp. (a)	8,872	115,691
Innophos Holdings Inc.	4,389	158,355
Jaguar Mining Inc. (a)	17,256	123,035
Kaiser Aluminum Corp.	2,832	141,855
Kapstone Paper and Packaging Corp. (a)	7,818	119,615
KMG Chemicals Inc.	1,221	20,232
Koppers Holdings Inc.	4,228	151,278
Kraton Performance Polymers Inc. (a)	2,216	68,585
Landec Corp. (a)	5,344	31,957
Louisiana-Pacific Corp. (a)	26,259	248,410
LSB Industries Inc. (a)	3,660	88,792
Metals USA Holdings Corp. (a)	2,319	35,342
Minerals Technologies Inc.	3,789	247,838
Molycorp Inc. (a)	5,247	261,825
Myers Industries Inc.	7,201	70,138
Neenah Paper Inc.	3,135	61,697
NewMarket Corp.	2,122	261,791
NL Industries Inc.	1,462	16,316
Noranda Aluminum Holding Corp. (a)	2,293	33,478

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Olin Corp.	16,162	$331,644
Olympic Steel Inc.	1,796	51,509
OM Group Inc. (a)	6,301	242,652
Omnova Solutions Inc. (a)	9,143	76,435
P. H. Glatfelter Co.	9,248	113,473
PolyOne Corp. (a)	19,213	239,970
Quaker Chemical Corp.	2,288	95,341
Rock-Tenn Co. Class A	7,926	427,608
Rockwood Holdings Inc. (a)	10,677	417,684
RTI International Metals Inc. (a)	6,273	169,246
Schweitzer-Mauduit International Inc.	3,771	237,271
Senomyx Inc. (a)	7,805	55,650
Sensient Technologies Corp.	10,143	372,552
Silgan Holdings Inc.	10,813	387,214
Solutia Inc. (a)	24,954	575,938
Spartech Corp. (a)	6,336	59,305
Stepan Co.	1,597	121,803
Stillwater Mining Co. (a)	9,112	194,541
STR Holdings Inc. (a)	5,812	116,240
Texas Industries Inc.	4,348	199,051
Thompson Creek Metals Company Inc. (a)	33,372	491,236
TPC Group Inc. (a)	1,593	48,300
U.S. Energy Corp. (a)	5,391	32,777
United States Lime & Minerals Inc. (a)	520	21,908
Universal Stainless & Alloy Products Inc. (a)	1,469	45,950
US Gold Corp. (a)	18,247	147,253
Verso Paper Corp. (a)	2,842	9,720
Wausau Paper Corp.	10,020	86,272
Westlake Chemical Corp.	3,901	169,576
Worthington Industries Inc.	12,574	231,362
WR Grace & Co. (a)	14,938	524,772
Zep Inc.	4,585	91,150
Zoltek Companies Inc. (a)	5,928	68,468

		13,705,562

Telecommunication Services (0.99%)
AboveNet Inc.	4,626	270,436
Alaska Communications Systems Group Inc.	9,115	101,176
Atlantic Tele-Network Inc.	1,948	74,686
Cbeyond Inc. (a)	5,480	83,734
Cincinnati Bell Inc. (a)	41,735	116,858
Cogent Communications Group Inc. (a)	9,170	129,664
Consolidated Communications Holdings Inc.	5,131	99,028
FiberTower Corp. (a)	9,291	41,438
General Communication Inc. Class A (a)	9,712	122,954
Global Crossing Ltd. (a)	6,184	79,897
Globalstar Inc. (a)	14,019	20,328
Hughes Communications Inc. (a)	1,811	73,237
ICO Global Communications Holdings Ltd. New (a)	19,025	28,538
IDT Corp. Class B	2,855	73,231
Iridium Communications Inc. (a)	6,959	57,412

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Neutral Tandem Inc. (a)	6,963	$100,546
NTELOS Holdings Corp.	5,940	113,157
PAETEC Holding Corp. (a)	25,767	96,369
Premiere Global Services Inc. (a)	12,609	85,741
Shenandoah Telecommunications Co.	4,855	90,934
Syniverse Holdings Inc. (a)	14,330	442,080
USA Mobility Inc.	4,481	79,627
Vonage Holdings Corp. (a)	21,440	48,026

		2,429,097

Utilities (3.03%)
Allete Inc.	6,387	237,980
American DG Energy Inc. (a)	3,730	10,332
American States Water Co.	3,766	129,814
Artesian Resources Corp. Class A	1,186	22,475
Avista Corp.	11,410	256,953
Black Hills Corp.	8,068	242,040
Cadiz Inc. (a)	2,353	29,271
California Water Service Group	4,002	149,155
Central Vermont Public Service Corp.	2,438	53,290
CH Energy Group Inc.	3,273	160,017
Chesapeake Utilities Corp.	2,012	83,538
Cleco Corp.	12,541	385,761
Connecticut Water Service Inc.	1,843	51,383
Consolidated Water Co. Ltd.	3,081	28,253
Dynegy Inc. (a)	20,995	117,992
El Paso Electric Co. (a)	9,064	249,532
Empire District Electric Co., The	8,237	182,861
Idacorp Inc.	9,890	365,732
Laclede Group Inc., The	4,649	169,874
MGE Energy Inc.	4,816	205,932
Middlesex Water Co.	2,909	53,380
New Jersey Resources Corp.	8,314	358,417
Nicor Inc.	9,181	458,316
Northwest Natural Gas Co.	5,397	250,799
NorthWestern Corp.	7,430	214,207
Otter Tail Corp.	7,505	169,163
Piedmont Natural Gas Company Inc.	14,451	404,050
PNM Resources Inc.	18,026	234,699
Portland General Electric Co.	15,606	338,650
SJW Corp.	2,751	72,819
South Jersey Industries Inc.	6,199	327,431
Southwest Gas Corp.	9,224	338,244
UIL Holdings Corp.	10,326	309,367
Unisource Energy Corp.	7,476	267,940
Unitil Corp.	2,208	50,210
WGL Holdings Inc.	10,192	364,568
York Water Co.	2,664	46,061

		7,390,506

Total Common Stocks (cost $215,113,946)		237,729,092

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Registered Investment Companies (0.94%)
Financials (0.94%)
American Capital Ltd. (a)	70,328	$531,680
Apollo Investment Corp.	39,868	441,339
Arlington Asset Investment Corp. Class A	1,388	33,298
BlackRock Kelso Capital Corp.	13,444	148,691
Capital Southwest Corp.	610	63,318
Fifth Street Finance Corp.	11,205	136,029
Gladstone Capital Corp.	4,514	52,001
Gladstone Investment Corp.	4,835	36,988
Golub Capital BDC LLC Inc.	1,485	25,423
Harris & Harris Group Inc. (a)	6,221	27,248
Hercules Technology Growth Capital Inc.	7,246	75,069
Kayne Anderson Energy Development Co.	2,064	37,173
Main Street Capital Corp.	2,514	45,730
MCG Capital Corp.	15,652	109,094
Medallion Financial Corp.	3,251	26,658
MVC Capital Inc.	4,960	72,416
NGP Capital Resources Co.	4,191	38,557
PennantPark Investment Corp.	6,702	82,032
Prospect Capital Corp.	14,774	159,559
Solar Capital Ltd.	1,210	29,984
THL Credit Inc.	1,806	23,496
TICC Capital Corp.	5,463	61,240
Triangle Capital Corp.	2,432	46,208

		2,303,231

Total Registered Investment Companies (cost $2,327,432)		2,303,231

	Principal amount	Value
Corporate Bonds (0.00%)

Financial Services (0.00%)
GAMCO Investors Inc. (b)
0.000%, 12/31/2015	$4,600	$3,930

Total Corporate Bonds (cost $4,266)		3,930

	Principal amount	Value
Short-term Investments (1.64%)
U.S. Treasury Bill (c)
0.107%, 02/03/2011	$4,016,000	$4,015,699

Total Short-term Investments (cost $4,015,608)		4,015,699

TOTAL INVESTMENTS (99.92%) (cost $221,461,252)		244,051,952

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.08%)		185,762

NET ASSETS (100.00%)		$244,237,714

(a)   Non-income producing security.

(b)   In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)   At December 31, 2010, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value
Common Stocks (98.83%)
Australia (8.73%)
AGL Energy Ltd.	11,378	$177,238
Alumina Ltd.	60,921	154,529
Amcor Ltd.	30,806	212,682
AMP Ltd.	52,490	284,003
Asciano Ltd. (a)	71,900	117,295
ASX Ltd.	4,376	168,647
Australia & New Zealand Banking Group Ltd.	64,586	1,542,468
AXA Asia Pacific Holdings Ltd.	26,325	169,898
Bendigo and Adelaide Bank Ltd.	9,012	91,714
BGP Holdings PLC (a) (b)	253,848	0
BHP Billiton Ltd.	84,668	3,918,580
Billabong International Ltd.	5,105	42,554
BlueScope Steel Ltd.	45,968	105,786
Boral Ltd.	18,123	89,530
Brambles Ltd.	35,863	261,166
Caltex Australia Ltd.	3,404	50,031
CFS Retail Property Trust	53,329	95,999
Coca-Cola Amatil Ltd.	14,269	158,494
Cochlear Ltd.	1,394	114,647
Commonwealth Bank of Australia	39,048	2,027,668
Computershare Ltd.	11,101	122,397
Crown Ltd.	11,139	93,992
CSL Ltd.	13,863	514,559
CSR Ltd.	38,193	65,627
Dexus Property Group	121,998	99,200
Fairfax Media Ltd.	53,524	76,642
Fortescue Metals Group Ltd. (a)	31,831	212,921
Foster’s Group Ltd.	48,668	282,737
Goodman Fielder Ltd.	35,178	48,393
Goodman Group	164,381	109,284
GPT Group	44,139	132,727
Harvey Norman Holdings Ltd.	13,901	41,801
Incitec Pivot Ltd.	41,898	169,699
Insurance Australia Group Ltd.	52,864	209,789
James Hardie Industries SE CDI (a)	11,735	81,377
Leighton Holdings Ltd.	3,469	109,210
Lend Lease Corp. Ltd.	13,545	119,559
Macarthur Coal Ltd.	4,424	57,918
Macquarie Group Ltd.	8,665	328,004
MAP Group	9,385	28,701
Metcash Ltd.	19,717	82,885
Mirvac Group	86,117	107,899
National Australia Bank Ltd.	53,952	1,307,816
Newcrest Mining Ltd.	19,274	797,212
Onesteel Ltd.	33,571	88,931
Orica Ltd.	9,114	232,113
Origin Energy Ltd.	22,388	381,488
OZ Minerals Ltd.	78,693	138,438
Paladin Energy Ltd. (a)	17,207	86,765
Qantas Airways Ltd. (a)	27,618	71,749
QBE Insurance Group Ltd.	26,338	488,934
QR National Ltd. (a)	43,061	121,118
Ramsay Health Care Ltd.	3,312	60,298
Rio Tinto Ltd.	10,986	960,382

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Santos Ltd.	20,990	$282,312
Sims Metal Management Ltd.	3,988	87,982
Sonic Healthcare Ltd.	9,500	112,713
SP Ausnet	38,979	34,685
Stockland	60,079	221,216
Suncorp Group Ltd.	32,305	284,488
Tabcorp Holding Ltd.	17,309	125,873
Tatts Group Ltd.	30,108	79,450
Telstra Corp. Ltd.	109,797	313,318
Toll Holdings Ltd.	16,834	98,658
Transurban Group	32,703	171,257
Wesfarmers Ltd.	25,342	829,434
Wesfarmers Ltd. PPS	3,889	128,479
Westfield Group	54,969	538,610
Westfield Retail Trust (a)	54,969	144,491
Westpac Banking Corp.	75,360	1,711,907
Woodside Petroleum Ltd.	15,735	684,951
Woolworths Ltd.	31,040	856,236
WorleyParsons Ltd.	4,831	132,126

		24,451,680

Austria (0.33%)
Erste Group Bank AG	4,812	225,960
Immoeast Interim Shares (a) (b)	11,178	0
Immofinanz AG (a)	26,040	110,968
Immofinanz AG Interim Shares (a) (b)	9,273	0
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,933	72,016
OMV AG	3,817	158,630
Raiffeisen Bank International AG	1,232	67,499
Telekom Austria AG	8,376	117,749
Vienna Insurance Group AG Wiener Versicherung Gruppe	960	49,896
VoestAlpine AG	2,771	132,008

		934,726

Belgium (0.90%)
Ageas	57,820	132,123
Anheuser-Busch InBev NV	18,207	1,041,325
Bekaert NV	980	112,492
Belgacom SA	3,943	132,384
Colruyt SA	1,901	96,659
Compagnie Nationale a Portefeuille	711	34,774
Delhaize Group	2,557	188,853
Dexia SA (a)	13,821	48,019
Groupe Bruxelles Lambert SA	2,042	171,719
KBC GROEP NV (a)	3,936	134,122
Mobistar SA	634	41,098
Solvay SA	1,512	161,134
UCB SA	2,537	87,026
Umicore	2,922	151,970

		2,533,698

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Denmark (0.99%)
A P Moller-Maersk A/S Class A	14	$123,333
A P Moller-Maersk A/S Class B	33	298,819
Carlsberg A/S Class B	2,710	271,338
Coloplast A/S Class B	574	78,001
Danske Bank A/S (a)	11,523	295,406
DSV A/S	4,999	110,500
Novo Nordisk A/S Class B	10,554	1,190,105
Novozymes A/S B Shares	1,132	157,683
Tryg A/S	621	28,667
Vestas Wind Systems A/S (a)	5,136	162,144
William Demant Holding A/S (a)	588	43,430

		2,759,426

Finland (1.11%)
Elisa OYJ	3,370	73,269
Fortum OYJ	11,198	337,136
Kesko OYJ	1,687	78,744
Kone Corp. OYJ Class B	3,962	220,248
Metso OYJ	3,222	179,972
Neste Oil OYJ	3,247	51,851
Nokia OYJ	94,415	976,531
Nokian Renkaat OYJ	2,726	99,994
Orion OYJ Class B	2,451	53,616
Outokumpu OYJ	3,375	62,599
Pohjola Bank PLC	3,269	39,184
Rautaruukki OYJ	2,314	54,144
Sampo OYJ A Shares	10,734	287,594
Sanoma OYJ	2,121	45,972
Stora Enso OYJ R Shares	14,974	153,775
UPM-Kymmene OYJ	13,109	231,582
Wartsila OYJ Class B	2,019	154,055

		3,100,266

France (9.16%)
Accor SA	3,776	168,027
Aeroports de Paris (ADP)	748	59,044
Air France-KLM (a)	3,523	64,167
Air Liquide SA	7,133	902,092
Alcatel-Lucent (a)	58,442	170,249
Alstom SA	5,223	249,936
Atos Origin SA (a)	1,125	59,893
AXA SA	43,300	720,379
bioMerieux	279	27,522
BNP Paribas	24,165	1,537,407
Bouygues SA	5,788	249,476
Bureau Veritas SA	1,231	93,304
Cap Gemini SA	3,734	174,292
Carrefour SA	15,106	622,743
Casino Guichard Perrachon SA	1,331	129,750
Christian Dior SA	1,617	230,989
Cie Generale des Etablissements Michelin Class B	4,422	317,320
CNP Assurances	3,968	71,609
Compagnie de Saint-Gobain	10,037	516,379
Compagnie Generale de Geophysique-Veritas (a)	3,660	111,389

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Credit Agricole SA	24,219	$307,586
DANONE SA	14,701	923,705
Dassault Systemes SA	1,493	112,563
Edenred (a)	3,776	89,388
Eiffage SA	1,005	44,325
Electricite de France	6,526	267,682
Eramet	143	49,015
Essilor International SA	5,118	329,478
Eurazeo	747	55,391
European Aeronautic Defence and Space Co. NV (a)	10,288	239,763
Eutelsat Communications	2,443	89,417
Fonciere des Regions	674	65,208
France Telecom SA	46,744	974,126
GDF Suez	31,189	1,119,050
Gecina SA	482	53,016
Groupe Eurotunnel SA	11,969	105,242
Hermes International SCA	266	55,718
ICADE	551	56,217
Iliad SA	446	48,514
Imerys SA	951	63,395
JC Decaux SA (a)	1,816	55,875
Klepierre	2,296	82,825
Lafarge SA	5,074	318,136
Lagardere SCA	2,975	122,564
Legrand SA	3,981	162,121
L’Oreal SA	6,043	670,893
LVMH Moet Hennessy Louis Vuitton SA	6,174	1,015,614
M6 Metropole Television SA	1,626	39,328
Natixis (a)	22,600	105,701
Neopost SA	794	69,179
PagesJaunes Groupe	3,355	30,486
Pernod Ricard SA	5,039	473,777
Peugeot SA (a)	3,863	146,656
PPR SA	1,915	304,523
Publicis Groupe	3,114	162,288
Renault SA (a)	4,846	281,693
Safran SA	4,206	148,943
Sanofi-Aventis	26,438	1,690,497
Schneider Electric SA	6,128	917,151
SCOR SE	4,405	111,842
SES FDR	7,402	176,213
Societe BIC SA	720	61,885
Societe Generale	15,956	857,571
Societe Television Francaise 1	2,952	51,282
Sodexo	2,398	165,253
STMicroelectronics NV	16,485	170,482
Suez Environnement Co.	6,744	139,236
Technip SA	2,491	230,015
Thales SA	2,258	79,010
Total SA	53,286	2,823,321
Unibail-Rodamco SE	2,321	459,030
Vallourec SA	2,762	290,102
Veolia Environnement	8,754	255,835
Vinci SA	11,121	604,545

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Vivendi	31,173	$841,461

		25,640,099

Germany (7.64%)
Adidas AG	5,248	342,861
Allianz SE Reg.	11,443	1,359,854
Axel Springer AG	374	60,973
BASF SE	23,156	1,847,319
Bayer AG	20,848	1,540,613
Bayerische Motoren Werke (BMW) AG	8,347	656,419
Beiersdorf AG	2,541	141,000
Brenntag AG (a)	714	72,799
Celesio AG	1,992	49,512
Commerzbank AG (a)	18,113	134,431
Continental AG (a)	1,187	93,807
Daimler AG Registered Shares (a)	22,746	1,541,963
Deutsche Bank AG Reg.	23,479	1,226,762
Deutsche Boerse AG	4,953	342,848
Deutsche Lufthansa AG Reg. (a)	5,802	126,804
Deutsche Post AG	21,453	364,079
Deutsche Telekom AG	71,470	922,104
E.On AG	45,403	1,391,513
Fraport AG	916	57,726
Fresenius Medical Care AG & Co. KGaA	4,846	279,945
Fresenius SE	745	62,470
GEA Group AG	4,266	123,305
Hannover Rueckversicherung AG Reg.	1,534	82,272
HeidelbergCement AG	3,608	226,122
Henkel AG & Co. KGaA	3,283	169,407
Hochtief AG	1,190	101,041
Infineon Technologies AG (a)	27,313	254,138
K+S Group AG	3,656	275,347
Kabel Deutschland Holding AG (a)	1,361	63,427
Lanxess AG	2,098	165,690
Linde AG	4,255	645,640
MAN AG	2,690	319,888
Merck KGaA	1,628	130,203
Metro AG	3,295	237,239
Muenchener Rueckversicherungs Gesellschaft AG Reg.	4,752	720,419
Puma AG Rudolf Dassler Sport	117	38,774
QIAGEN NV (a)	5,683	111,103
RWE AG	10,557	703,814
Salzgitter AG	1,012	78,124
SAP AG	21,637	1,101,605
Siemens AG Reg.	20,743	2,569,539
Suedzucker AG	1,409	37,516
ThyssenKrupp AG	8,529	353,145
TUI AG (a)	3,190	44,759
United Internet AG Reg.	3,089	50,215
Volkswagen AG	760	107,551
Wacker Chemie AG	394	68,761

		21,394,846

	Shares	Value
Common Stocks (Cont.)
Greece (0.24%)
Alpha Bank AE (a)	12,196	$61,931
Bank of Cyprus Public Company Ltd.	21,468	74,014
Coca-Cola Hellenic Bottling Co. SA	4,646	120,196
EFG Eurobank Ergasias (a)	7,690	38,536
Hellenic Telecommunications Organization SA	6,229	50,858
National Bank of Greece SA (a)	24,210	195,729
OPAP SA	5,630	97,428
Public Power Corp. SA	2,789	40,176

		678,868

Hong Kong (2.82%)
AIA Group Ltd. (a)	197,354	554,779
ASM Pacific Technology Ltd.	4,500	56,881
Bank of East Asia Ltd.	38,425	160,912
BOC Hong Kong Holdings Ltd.	94,000	319,872
Cathay Pacific Airways Ltd.	29,000	80,029
Cheung Kong Holdings Ltd.	35,000	539,896
Cheung Kong Infrastructure Holdings Ltd.	12,000	54,961
CLP Holdings Ltd.	48,783	396,023
Esprit Holdings Ltd.	29,228	139,131
Foxconn International Holdings Ltd. (a)	53,000	37,025
Hang Lung Group Ltd.	20,000	131,484
Hang Lung Properties Ltd.	62,000	289,945
Hang Seng Bank Ltd.	19,274	316,902
Henderson Land Development Co. Ltd.	26,926	183,599
Hong Kong & China Gas Co. Ltd.	108,965	256,824
Hong Kong Exchanges & Clearing Ltd.	25,800	585,187
Hongkong Electric Holdings Ltd.	35,000	220,641
Hopewell Holdings Ltd.	14,500	45,518
Hutchison Whampoa Ltd.	54,210	557,946
Hysan Development Co. Ltd.	16,000	75,340
Kerry Properties Ltd.	18,000	93,789
Li & Fung Ltd.	57,000	330,730
Lifestyle International Holdings Ltd.	14,000	34,474
Link REIT, The	55,500	172,438
Mongolia Energy Corp. Ltd. (a)	75,000	22,386
MTR Corp.	36,500	132,893
New World Development Co. Ltd.	63,800	119,838
NWS Holdings Ltd.	34,500	52,375
Orient Overseas International Ltd.	5,100	49,473
PCCW Ltd.	101,000	44,699
Sands China Ltd. (a)	60,800	134,541
Shangri-La Asia Ltd.	32,271	87,603
Sino Land Co. Ltd.	42,000	78,566
SJM Holdings Ltd.	40,000	63,504
Sun Hung Kai Properties Ltd.	36,000	597,931
Swire Pacific Ltd. Class A	19,500	320,618
Wharf Holdings Ltd.	34,503	265,449
Wheelock and Co. Ltd.	22,000	89,016
Wing Hang Bank Ltd.	4,500	62,236

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Wynn Macau Ltd.	39,200	$87,550
Yue Yuen Industrial Holdings Ltd.	18,500	66,524

		7,909,528

Ireland (0.23%)
CRH PLC (Dublin)	17,850	369,721
Elan Corp. PLC (a)	13,286	73,679
Governor and Company of the Bank of Ireland, The (a)	88,073	44,134
Kerry Group PLC Class A	3,471	115,818
Ryanair Holdings PLC	10,018	50,469

		653,821

Israel (0.79%)
Bank Hapoalim B.M. (a)	25,304	131,708
Bank Leumi Le-Israel	30,149	154,377
Bezeq The Israeli Telecommunication Corporation Ltd.	43,805	133,569
Cellcom Israel Ltd.	1,158	37,594
Delek Group Ltd.	101	26,015
Elbit Systems Ltd.	535	28,540
Israel Chemicals Ltd.	11,310	193,881
Israel Corporation Ltd., The (a)	58	70,365
Israel Discount Bank Class A (a)	19,287	43,998
Makhteshim-Agan Industries Ltd. (a)	6,576	33,709
Mizrahi Tefahot Bank Ltd.	2,895	31,818
NICE Systems Ltd. (a)	1,480	52,135
Partner Communications Company Ltd.	2,039	41,372
Teva Pharmaceutical Industries Ltd.	23,594	1,236,715

		2,215,796

Italy (2.58%)
A2A SpA	25,263	34,738
Assicurazioni Generali SpA	29,438	558,993
Atlantia SpA	6,065	123,758
Autogrill SpA (a)	3,167	44,733
Banca Carige SpA	15,801	33,108
Banca Monte Dei Paschi di Siena SpA (a)	54,945	62,483
Banco Popolare Societa Cooperativa	16,147	73,147
Enel Green Power SpA (a)	38,059	80,407
Enel SpA	165,949	829,374
Eni SpA	65,637	1,433,193
EXOR SpA	1,697	55,967
Fiat SpA	19,472	401,495
Finmeccanica SpA	10,285	116,891
Intesa Sanpaolo	194,178	526,744
Intesa Sanpaolo RSP	23,945	57,052
Luxottica Group SpA	2,830	86,223
Mediaset SpA	17,616	106,579
Mediobanca SpA	12,206	108,630
Parmalat SpA	44,332	121,444
Pirelli & Co. SpA	5,997	48,483
Prysmian SpA	4,589	78,187

	Shares	Value
Common Stocks (Cont.)
Italy (Cont.)
Saipem SpA	6,675	$328,606
Snam Rete Gas SpA	36,009	179,002
Telecom Italia RNC SpA	151,926	164,851
Telecom Italia SpA	237,345	306,698
Tenaris SA	11,981	293,787
Terna - Rete Elettrica Nationale SpA	32,845	138,695
UBI Banca - Unione di Banche
Italiane ScpA	14,783	129,392
UniCredit SpA	340,133	703,596

		7,226,256

Japan (21.98%)
77 Bank Ltd., The	9,000	47,777
ABC-Mart Inc.	600	21,431
Advantest Corp.	3,980	90,051
Aeon Co. Ltd.	15,100	188,959
Aeon Credit Service Co. Ltd.	2,100	29,693
Aeon Mall Co. Ltd.	1,900	51,016
Air Water Inc.	4,000	51,090
Aisin Seiki Co. Ltd.	4,700	166,315
Ajinomoto Co. Inc.	17,000	177,140
Alfresa Holdings Corp.	1,000	44,402
All Nippon Airways Co. Ltd. (a)	22,000	82,104
Amada Co. Ltd.	9,000	73,273
Aozora Bank Ltd.	12,000	24,831
Asahi Breweries Ltd.	9,800	189,868
Asahi Glass Co. Ltd.	25,000	292,216
Asahi Kasei Corp.	32,000	208,893
ASICS Corp.	4,000	51,435
Astellas Pharma Inc.	11,251	428,893
Bank of Kyoto Ltd., The	8,000	75,871
Bank of Yokohama Ltd., The	31,000	160,746
Benesse Holdings Inc.	1,700	78,310
Bridgestone Corp.	16,400	316,931
Brother Industries Ltd.	6,200	91,942
Canon Inc.	28,600	1,483,015
Canon Marketing Japan Inc.	1,500	21,357
Casio Computer Co. Ltd.	5,900	47,598
Central Japan Railway Co.	38	318,266
Chiba Bank Ltd., The	19,000	123,562
Chiyoda Corp.	4,000	39,808
Chubu Electric Power Co. Inc.	16,400	403,183
Chugai Pharmaceutical Co. Ltd.	5,600	102,771
Chugoku Bank Ltd., The	4,000	48,430
Chugoku Electric Power Company Inc., The	7,300	148,356
Chuo Mitsui Trust Holdings Inc.	25,000	103,769
Citizen Holdings Co. Ltd.	5,900	40,695
Coca-Cola West Co. Ltd.	1,400	25,365
Cosmo Oil Co. Ltd.	15,000	49,144
Credit Saison Co. Ltd.	3,800	62,483
Dai Nippon Printing Co. Ltd.	14,000	190,713
Daicel Chemical Industries Ltd.	7,000	51,127
Daido Steel Co. Ltd.	7,000	41,126
Daihatsu Motor Co. Ltd.	5,000	76,734
Dai-ichi Life Insurance Company Ltd.	202	328,166

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Daiichi Sankyo Co. Ltd.	17,113	$374,551
Daikin Industries Ltd.	6,000	212,834
Dainippon Sumitomo Pharma Co. Ltd.	3,700	33,632
Daito Trust Construction Co. Ltd.	1,900	130,115
Daiwa House Industry Co. Ltd.	12,000	147,506
Daiwa Securities Group Inc.	42,000	216,234
DeNA Co. Ltd.	2,000	71,733
Denki Kagaku Kogyo KK	11,000	52,297
Denso Corp.	12,300	424,493
Dentsu Inc.	4,000	124,202
Dowa Holdings Co. Ltd.	6,300	41,359
East Japan Railway Co.	8,600	559,281
Eisai Co. Ltd.	6,400	231,753
Electric Power Development Co. Ltd.	2,980	93,485
Elpida Memory Inc. (a)	4,700	54,705
FamilyMart Co. Ltd.	1,500	56,534
Fanuc Corp.	4,800	737,234
Fast Retailing Co. Ltd.	1,300	207,033
Fuji Electric Holdings Co. Ltd.	15,000	46,742
Fuji Heavy Industries Ltd.	15,000	116,394
Fuji Media Holdings Inc.	9	14,233
FUJIFILM Holdings Corp.	11,700	423,096
Fujitsu Ltd.	47,000	327,072
Fukuoka Financial Group Inc.	20,000	86,957
Furukawa Electric Co. Ltd.	15,000	67,434
Gree Inc.	2,300	29,263
GS Yuasa Corp.	9,000	62,298
Gunma Bank Ltd.	10,000	54,933
Hachijuni Bank Ltd., The	11,000	61,510
Hakuhodo DY Holdings Inc.	590	33,827
Hamamatsu Photonics K.K.	1,800	65,801
Hankyu Hanshin Holdings Inc.	28,000	130,016
Hino Motors Ltd.	6,000	32,516
Hirose Electric Co. Ltd.	800	90,159
Hiroshima Bank Ltd., The	13,000	54,760
Hisamitsu Pharmaceutical Co. Inc.	1,700	71,610
Hitachi Chemical Co. Ltd.	2,500	51,761
Hitachi Construction Machinery Co. Ltd.	2,400	57,524
Hitachi High-Technologies Corp.	1,700	39,741
Hitachi Ltd.	114,000	607,981
Hitachi Metals Ltd.	4,000	48,035
Hokkaido Electric Power Co. Inc.	4,800	98,140
Hokuhoku Financial Group Inc.	32,000	65,033
Hokuriku Electric Power Co.	4,500	110,574
Honda Motor Co. Ltd.	41,100	1,627,497
Hoya Corp.	10,800	262,318
Ibiden Co. Ltd.	3,200	100,978
Idemitsu Kosan Co. Ltd.	600	63,702
IHI Corp.	33,000	73,568
INPEX Corp.	54	316,258
Isetan Mitsukoshi Holdings Ltd.	9,080	105,574
Isuzu Motors Ltd.	30,000	136,347
Ito En Ltd.	1,600	26,604
Itochu Corp.	38,000	384,727
Itochu Techno-Solutions Corp.	800	30,004

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Iyo Bank Ltd., The	6,000	$48,035
J. Front Retailing Co. Ltd.	11,400	62,343
Japan Petroleum Exploration Co.	700	26,641
Japan Prime Realty Investment Corp.	16	49,267
Japan Real Estate Investment Corp.	12	124,449
Japan Retail Fund Investment Corp.	40	76,709
Japan Steel Works Ltd., The	8,000	83,557
Japan Tobacco Inc.	114	421,936
JFE Holdings Inc.	11,600	404,050
JGC Corp.	5,000	108,819
Joyo Bank Ltd., The	16,000	70,353
JS Group Corp.	6,200	136,463
JSR Corp.	4,500	83,970
JTEKT Corp.	5,100	60,177
Jupiter Telecommunications Co. Ltd.	61	64,163
JX Holdings Inc.	56,700	384,797
Kajima Corp.	20,000	53,209
Kamigumi Co. Ltd.	6,000	50,400
Kaneka Corp.	8,000	55,475
Kansai Electric Power Company Inc., The	18,900	466,506
Kansai Paint Co. Ltd.	5,000	48,405
Kao Corp.	13,600	366,508
Kawasaki Heavy Industries Ltd.	36,000	121,049
Kawasaki Kisen Kaisha Ltd.	16,000	70,353
KDDI Corp.	73	421,690
Keikyu Corp.	12,000	105,974
Keio Corp.	15,000	102,353
Keisei Electric Railway Co. Ltd.	7,000	46,730
Keyence Corp.	1,064	308,231
Kikkoman Corp.	4,000	44,833
Kinden Corp.	3,000	27,713
Kintetsu Corp.	41,000	128,267
Kirin Holdings Co. Ltd.	21,000	294,605
Kobe Steel Ltd.	63,000	159,847
Koito Manufacturing Company Ltd.	2,000	31,285
Komatsu Ltd.	23,900	723,270
Konami Corp.	2,400	51,021
Konica Minolta Holdings Inc.	12,000	124,744
Kubota Corp.	29,000	274,677
Kuraray Co. Ltd.	8,700	124,730
Kurita Water Industries Ltd.	2,800	88,218
Kyocera Corp.	4,100	418,635
Kyowa Hakko Kirin Co. Ltd.	6,000	61,781
Kyushu Electric Power Co. Inc.	9,600	215,199
Lawson Inc.	1,600	79,123
Mabuchi Motor Co. Ltd.	600	30,927
Makita Corp.	2,700	110,408
Marubeni Corp.	42,000	295,381
Marui Group Co. Ltd.	5,600	45,661
Maruichi Steel Tube Ltd.	1,100	23,371
Matsui Securities Co. Ltd.	2,700	19,222
Mazda Motor Corp.	38,000	109,053
McDonald’s Holdings Company Ltd. (Japan)	1,800	45,139
MEDIPAL HOLDINGS CORP.	3,300	36,378

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
MEIJI Holdings Company Ltd.	1,719	$77,703
Minebea Co. Ltd.	8,000	50,450
Miraca Holdings Inc.	1,400	56,386
Mitsubishi Chemical Holdings Corp.	32,500	220,563
Mitsubishi Corp.	34,200	925,873
Mitsubishi Electric Corp.	49,000	514,201
Mitsubishi Estate Co. Ltd.	30,000	556,472
Mitsubishi Gas Chemical Co. Inc.	9,000	63,961
Mitsubishi Heavy Industries Ltd.	76,000	285,503
Mitsubishi Logistics Corp.	3,000	39,980
Mitsubishi Materials Corp. (a)	28,000	89,321
Mitsubishi Motors Corp. (a)	99,000	143,885
Mitsubishi Tanabe Pharma Corp.	6,000	101,318
Mitsubishi UFJ Financial Group Inc.	321,060	1,735,994
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,420	56,317
Mitsui & Co. Ltd.	43,800	723,436
Mitsui Chemicals Inc.	22,000	78,852
Mitsui Engineering & Shipbuilding Co. Ltd.	17,000	45,018
Mitsui Fudosan Co. Ltd.	21,000	418,758
Mitsui Mining & Smelting Co. Ltd.	14,000	46,213
Mitsui OSK Lines Ltd.	29,000	197,882
Mitsui Sumitomo Insurance Group Holdings Inc.	13,600	340,879
Mitsumi Electric Co. Ltd.	2,000	36,803
Mizuho Financial Group Inc.	512,900	966,544
Mizuho Securities Co. Ltd.	14,000	40,177
Mizuho Trust & Banking Co. Ltd. (a)	40,000	41,384
Murata Manufacturing Co. Ltd.	5,100	357,421
Nabtesco Corp.	2,400	51,198
Namco Bandai Holdings Inc.	4,900	52,627
NEC Corp.	67,000	201,355
NGK Insulators Ltd.	6,000	97,918
NGK Spark Plug Co. Ltd.	4,000	61,387
NHK Spring Co. Ltd.	4,000	43,503
Nidec Corp.	2,700	273,026
Nikon Corp.	8,100	164,315
Nintendo Co. Ltd.	2,500	733,773
Nippon Building Fund Inc.	13	133,378
Nippon Electric Glass Co. Ltd.	9,000	129,917
Nippon Express Co. Ltd.	22,000	99,175
Nippon Meat Packers Inc.	5,000	65,341
Nippon Paper Group Inc.	2,500	65,587
Nippon Sheet Glass Co. Ltd.	22,000	59,342
Nippon Steel Corp.	129,000	463,949
Nippon Telegraph & Telephone Corp.	13,100	592,961
Nippon Yusen Kabushiki Kaish	38,000	168,494
Nishi-Nippon City Bank Ltd., The	17,000	51,718
Nissan Chemical Industries Ltd.	3,500	45,394
Nissan Motor Co. Ltd.	62,700	596,959
Nisshin Seifun Group Inc.	4,500	57,144
Nisshin Steel Co. Ltd.	18,000	40,128
Nisshinbo Holdings Inc.	3,000	32,886
Nissin Foods Holdings Co. Ltd.	1,600	57,347
Nitori Holdings Co. Ltd.	950	83,077
Nitto Denko Corp.	4,200	197,869

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
NKSJ Holdings Inc. (a)	36,000	$265,156
NOK Corp.	2,500	52,100
Nomura Holdings Inc.	89,100	565,174
Nomura Real Estate Holdings Inc.	2,400	43,720
Nomura Real Estate Office Fund Inc.	7	50,523
Nomura Research Institute Ltd.	2,500	55,672
NSK Ltd.	11,000	99,446
NTN Corp.	12,000	63,702
NTT Data Corp.	32	110,792
NTT DoCoMo Inc.	386	674,157
NTT Urban Development Corp.	29	28,575
Obayashi Corp.	16,000	73,704
OBIC Co. Ltd.	170	35,009
Odakyu Electric Railway Co. Ltd.	16,000	148,984
Oji Paper Co. Ltd.	21,000	101,650
Olympus Corp.	5,600	169,538
Omron Corp.	5,100	135,116
Ono Pharmaceutical Co. Ltd.	2,200	102,697
Oracle Corp. Japan	900	44,230
Oriental Land Co. Ltd.	1,200	111,147
Orix Corp.	2,640	259,805
Osaka Gas Co. Ltd.	49,000	190,110
OTSUKA Corp.	400	27,294
Otsuka Holdings Co. Ltd. (a)	6,300	155,192
Panasonic Corp.	49,500	702,962
Rakuten Inc. (a)	182	152,433
Resona Holdings Inc.	15,300	91,774
Ricoh Co. Ltd.	17,000	249,169
RINNAI Corp.	800	48,873
Rohm Co. Ltd.	2,400	156,670
Sankyo Co. Ltd.	1,400	79,061
Santen Pharmaceutical Co. Ltd.	1,800	62,520
Sapporo Hokuyo Holdings Inc.	8,000	37,443
Sapporo Holdings Ltd.	7,000	31,728
SBI Holdings Inc.	467	70,864
Secom Co. Ltd.	5,300	250,998
Sega Sammy Holdings Inc.	4,968	94,538
Seiko Epson Corp.	3,200	58,332
Sekisui Chemical Co. Ltd.	11,000	78,988
Sekisui House Ltd.	15,000	151,681
Senshu Ikeda Holdings Inc.	16,500	23,574
Seven & I Holdings Co. Ltd.	19,040	508,890
Seven Bank Ltd.	15	31,759
Sharp Corp.	25,000	257,729
Shikoku Electric Power Co. Inc.	4,500	132,356
Shimadzu Corp.	6,000	46,631
Shimamura Co. Ltd.	600	55,647
Shimano Inc.	1,700	86,476
Shimizu Corp.	14,000	59,835
Shin-Etsu Chemical Co. Ltd.	10,300	558,197
Shinko Electric Industries Co. Ltd.	1,900	21,296
Shinsei Bank Ltd. (a)	23,000	30,028
Shionogi & Co. Ltd.	7,500	148,079
Shiseido Co. Ltd.	8,600	187,910
Shizuoka Bank Ltd., The	15,000	138,379
Showa Denko K.K.	36,000	81,143

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Showa Shell Sekiyu K.K.	5,200	$47,651
SMC Corp.	1,400	239,857
Softbank Corp.	20,400	706,299
Sojitz Corp.	33,000	72,349
Sony Corp.	25,400	915,701
Sony Financial Holdings Inc.	21	84,967
Square Enix Holdings Co. Ltd.	1,400	24,831
Stanley Electric Co. Ltd.	3,500	65,396
SUMCO Corp. (a)	2,900	41,434
Sumitomo Chemical Co. Ltd.	40,000	197,069
Sumitomo Corp.	28,500	403,332
Sumitomo Electric Industries Ltd.	19,100	265,363
Sumitomo Heavy Industries Ltd.	14,000	90,011
Sumitomo Metal Industries Ltd.	85,000	209,385
Sumitomo Metal Mining Co. Ltd.	13,000	227,208
Sumitomo Mitsui Financial Group Inc.	33,900	1,207,523
Sumitomo Realty & Development Co. Ltd.	9,000	214,940
Sumitomo Rubber Industries Ltd.	4,300	44,912
Sumitomo Trust & Banking Co. Ltd.	36,000	227,023
Suruga Bank Ltd.	5,000	46,557
Suzuken Co. Ltd.	1,640	50,095
Suzuki Motor Corp.	8,400	206,922
Sysmex Corp.	900	62,409
T&D Holdings Inc.	7,000	177,608
Taisei Corp.	26,000	60,845
Taisho Pharmaceutical Co. Ltd.	3,000	65,661
Taiyo Nippon Sanso Corp.	6,000	52,987
Takashimaya Co. Ltd.	6,000	51,435
Takeda Pharmaceutical Co. Ltd.	18,900	929,985
TDK Corp.	3,100	215,729
Teijin Ltd.	23,000	98,300
Terumo Corp.	4,300	242,037
THK Co. Ltd.	2,900	66,687
Tobu Railway Co. Ltd.	21,000	117,946
Toho Co. Ltd.	2,700	43,365
Toho Gas Co. Ltd.	11,000	55,007
Tohoku Electric Power Co. Inc.	10,800	240,769
Tokio Marine Holdings Inc.	18,300	547,039
Tokuyama Corp.	8,000	41,384
Tokyo Electric Power Company Inc., The	35,900	876,828
Tokyo Electron Ltd.	4,300	272,226
Tokyo Gas Co. Ltd.	64,000	283,779
Tokyo Steel Manufacturing Co. Ltd.	2,500	27,282
Tokyo Tatemono Co. Ltd.	10,000	46,311
Tokyu Corp.	28,000	128,292
Tokyu Land Corp.	12,000	60,303
TonenGeneral Sekiyu KK	7,000	76,561
Toppan Printing Co. Ltd.	14,000	127,947
Toray Industries Inc.	37,000	221,025
Toshiba Corp.	102,000	555,290
Tosoh Corp.	14,000	45,523
Toto Ltd.	7,000	50,782
Toyo Seikan Kaisha Ltd.	3,800	72,312
Toyo Suisan Kaisha Ltd.	2,000	44,513
Toyoda Gosei Co. Ltd.	1,600	37,581

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toyota Boshoku Corp.	1,700	$30,005
Toyota Industries Corp.	4,600	142,833
Toyota Motor Corp.	69,500	2,756,374
Toyota Tsusho Corp.	5,200	91,588
Trend Micro Inc. (a)	2,500	82,553
Tsumura & Co.	1,500	48,571
UBE Industries Ltd.	23,000	69,122
Unicharm Corp.	3,100	123,328
UNY Co. Ltd.	5,000	50,560
Ushio Inc.	2,600	49,573
USS Co. Ltd.	520	42,527
West Japan Railway Co.	42	157,002
Yahoo Japan Corp.	373	144,716
Yakult Honsha Co. Ltd.	2,400	69,142
Yamada Denki Co. Ltd.	2,130	145,341
Yamaguchi Financial Group Inc.	5,000	50,622
Yamaha Corp.	4,200	52,144
Yamaha Motor Co. Ltd. (a)	6,700	109,177
Yamato Holdings Co. Ltd.	9,700	138,111
Yamato Kogyo Co. Ltd.	1,200	36,285
Yamazaki Baking Co. Ltd.	3,000	36,174
Yaskawa Electric Corp.	6,000	56,756
Yokogawa Electric Corp.	5,400	42,966

		61,569,484

Netherlands (2.78%)
Aegon NV (a)	39,607	242,192
Akzo Nobel NV	5,858	363,887
ArcelorMittal	21,644	820,831
ASML Holding NV - NY Reg.	10,924	421,875
Corio NV	1,491	95,666
Delta Lloyd NV	1,891	38,119
Fugro NV	1,643	135,026
Heineken Holding NV	2,905	126,260
Heineken NV	6,535	320,404
ING Groep NV (a)	96,574	939,497
Koninklijke Ahold NV	30,049	396,566
Koninklijke Boskalis Westminster NV CVA	1,782	85,012
Koninklijke DSM NV	3,877	220,729
Koninklijke KPN NV	39,647	578,545
Koninklijke Philips Electronics NV	24,860	761,412
Koninklijke Vopak NV	1,674	79,077
Randstad Holding NV (a)	2,743	144,786
Reed Elsevier NV	17,334	214,424
SBM Offshore NV	4,013	89,904
TNT NV	9,488	250,407
Unilever NV CVA	41,069	1,278,716
Wolters Kluwer - CVA	7,669	168,069

		7,771,404

New Zealand (0.10%)
Auckland International Airport Ltd.	22,515	38,245
Contact Energy Ltd. (a)	7,814	37,932
Fletcher Building Ltd.	15,410	91,977
Sky City Entertainment Group Ltd.	12,916	32,608

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Telecom Corp. of New Zealand Ltd.	49,904	$84,381

		285,143

Norway (0.83%)
Aker Solutions ASA	3,887	66,115
DnB NOR ASA	24,631	345,718
Norsk Hydro ASA	22,479	164,151
Orkla ASA	19,359	188,114
Renewable Energy Corp. AS (a)	13,308	40,574
Seadrill Ltd.	6,985	236,063
Statoil ASA	28,136	668,315
Telenor ASA	21,141	343,470
Yara International ASA	4,797	277,459

		2,329,979

Portugal (0.26%)
Banco Comercial Portugues SA - R	71,014	55,229
Banco Espirito Santo SA Reg.	13,236	50,939
Brisa Auto-Estradas de Portugal SA	4,686	32,681
CIMPOR-Cimentos de Portugal SGPS SA	5,105	34,587
EDP Renovaveis SA (a)	5,727	33,191
Energias de Portugal SA	48,117	160,168
Galp Energia SGPS SA B Shares	5,833	111,775
Jeronimo Martins SGPS SA	5,577	84,959
Portugal Telecom SGPS SA	14,751	165,185

		728,714

Singapore (1.72%)
Ascendas Real Estate Investment Trust	38,000	61,293
Capitaland Ltd.	65,692	189,907
Capitamall Trust	57,000	86,609
CapitaMalls Asia Ltd.	34,000	51,397
City Developments Ltd.	14,031	137,320
Comfortdelgro Corp. Ltd.	47,000	56,765
Cosco Corp. Singapore Ltd.	22,000	36,685
DBS Group Holdings Ltd.	43,667	487,249
Fraser and Neave Ltd.	23,500	117,376
Genting Singapore PLC (a)	154,400	263,479
Global Logistic Properties Ltd. (a)	40,000	67,324
Golden Agri-Resources Ltd.	166,702	103,917
Jardine Cycle & Carriage Ltd.	3,015	85,985
Keppel Corp. Ltd.	32,002	282,279
Keppel Land Ltd.	18,000	67,324
Neptune Orient Lines Ltd. (a)	22,750	38,645
Noble Group Ltd.	76,654	129,613
Olam International Ltd.	30,900	75,604
Oversea-Chinese Banking Corporation Ltd.	62,000	477,313
Sembcorp Industries Ltd.	25,200	100,930
Sembcorp Marine Ltd.	21,200	88,708
Singapore Airlines Ltd.	14,000	166,907
Singapore Exchange Ltd.	21,000	137,780
Singapore Press Holdings Ltd.	40,200	124,671
Singapore Technologies Engineering Ltd.	43,381	115,606

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Singapore Telecommunications Ltd.	201,150	$478,052
StarHub Ltd.	15,000	30,740
United Overseas Bank Ltd.	30,616	434,185
UOL Group Ltd.	12,461	46,121
Wilmar International Ltd.	48,000	210,574
Yangzijiang Shipbuilding Holdings Ltd.	36,000	53,579

		4,803,937

Spain (3.24%)
Abertis Infraestructuras SA	7,373	132,566
Acciona SA	637	45,115
Acerinox SA	2,419	42,427
ACS Actividades de Construccion y Servicios SA	3,570	167,328
Amadeus IT Holding SA A Shares (a)	5,078	106,400
Banco Bilbao Vizcaya Argentaria SA	107,719	1,088,223
Banco de Sabadell SA	26,091	102,853
Banco de Valencia SA	5,792	25,387
Banco Popular Espanol SA	21,655	111,120
Banco Santander SA (London)	1,352	14,450
Banco Santander SA (Madrid)	206,106	2,183,525
Bankinter SA	7,641	42,436
Criteria Caixacorp SA	20,830	110,839
Enagas	4,514	89,968
Ferrovial SA	11,373	112,995
Fomento de Construcciones y Contratas SA	1,284	33,733
Gas Natural SDG SA	8,134	124,890
Gestevision Telecinco SA	2,804	30,838
Grifols SA	3,546	48,333
Iberdrola Renovables SA	21,393	75,928
Iberdrola SA	102,162	787,442
Iberia Lineas Aereas de Espana SA (a)	12,205	52,109
Indra Sistemas SA	2,184	37,313
Industria de Diseno Textil SA	5,500	411,801
Mapfre SA	19,111	53,068
Red Electrica Corporacion SA	2,728	128,319
Repsol YPF SA	18,437	513,689
Telefonica SA	103,557	2,347,671
Zardoya Otis SA	3,524	49,634

		9,070,400

Sweden (3.23%)
Alfa Laval AB	8,487	178,809
Assa Abloy AB Class B	7,841	220,926
Atlas Copco AB Class A	16,930	427,174
Atlas Copco AB Class B	9,838	222,486
Boliden AB	6,896	140,162
Electrolux AB Series B	6,176	175,391
Getinge AB B Shares	5,002	104,790
Hennes & Mauritz AB (H&M) B Shares	25,778	858,545
Hexagon AB B Shares	5,102	109,388
Hexagon AB New (a) (b)	1,700	36,449
Holmen AB Class B	1,331	43,815
Husqvarna AB B Shares	10,537	87,970
Industrivarden AB C Shares	2,968	52,073

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Investor AB B Shares	11,483	$245,687
Kinnevik Investment AB B Shares	5,473	111,484
Millicom International Cellular SA SDR	1,961	188,354
Modern Times Group B Shares	1,273	84,228
Nordea Bank AB	81,534	886,786
Ratos AB B Shares	2,566	95,000
Sandvik AB	25,607	499,145
Scania AB Class B	8,093	186,151
Securitas AB Class B	7,894	92,313
Skandinaviska Enskilda Banken AB Class A	35,561	296,621
Skanska AB Class B	10,108	200,337
SKF AB B Shares	9,811	279,495
SSAB Svenskt Stal AB Series A	4,561	76,631
Svenska Cellulosa AB B Shares	14,596	230,475
Svenska Handelsbanken AB A Shares	12,462	398,190
Swedbank AB - A Shares (a)	18,007	251,137
Swedish Match AB	5,780	167,324
Tele2 AB Class B	8,000	166,051
Telefonaktiebolaget LM Ericsson B Shares	75,926	882,237
TeliaSonera AB	56,605	448,588
Volvo AB B Shares (a)	34,748	612,229

		9,056,441

Switzerland (7.98%)
ABB Ltd. Reg. (a)	55,246	1,230,775
Actelion Ltd. Reg. (a)	2,570	140,786
Adecco SA Reg.	3,102	203,206
Aryzta AG (a)	2,151	99,268
Baloise Holding AG Reg.	1,240	120,684
Compagnie Financiere Richemont SA Class A	13,160	774,118
Credit Suisse Group AG Reg.	28,399	1,144,161
GAM Holding AG (a)	5,209	86,074
Geberit AG Reg.	982	227,068
Givaudan SA Reg.	210	226,620
Holcim Ltd. Reg.	6,241	471,579
Julius Baer Group Ltd.	5,231	245,046
Kuehne & Nagel International AG Reg.	1,363	189,508
Lindt & Spruengli AG	22	66,494
Lindt & Spruengli AG Reg.	3	96,578
Logitech International SA (a)	4,589	87,363
Lonza Group AG Reg.	1,147	91,944
Nestle SA Reg.	87,357	5,115,290
Novartis AG	53,198	3,126,449
Pargesa Holding SA	681	57,830
Roche Holding AG	17,712	2,595,234
Schindler Holding AG	1,226	145,022
Schindler Holding AG Reg.	543	64,986
SGS SA Reg	138	231,574
Sika AG	54	118,453
Sonova Holding AG Reg.	1,163	150,133
Straumann Holding AG Reg.	197	45,089
Swatch Group AG Reg., The	1,093	88,141

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Swatch Group AG, The	781	$348,151
Swiss Life Holding AG Reg. (a)	777	112,353
Swiss Reinsurance Company Ltd. Reg.	8,879	477,662
Swisscom AG	593	260,730
Syngenta AG Reg.	2,387	698,229
Synthes Inc.	1,453	196,272
Transocean Ltd. (a)	8,066	552,543
UBS AG Reg. (a)	91,750	1,506,270
Zurich Financial Services AG	3,672	951,185

		22,342,868

United Kingdom (21.19%)
3i Group PLC	24,468	125,316
Admiral Group PLC	5,073	119,826
Aggreko PLC	6,565	151,690
AMEC PLC	8,246	147,848
Anglo American PLC	33,260	1,729,645
Antofagasta PLC	10,013	251,654
ARM Holdings PLC	33,246	219,413
Associated British Foods PLC	9,194	169,289
AstraZeneca PLC	36,133	1,646,107
Autonomy Corp. PLC (a)	5,440	127,647
Aviva PLC	70,734	433,406
Babcock International Group PLC	9,324	83,006
BAE Systems PLC	85,909	442,004
Balfour Beatty PLC	17,065	83,250
Barclays PLC	288,534	1,177,041
BG Group PLC	85,265	1,722,858
BHP Billiton PLC	55,641	2,212,988
BP PLC	473,740	3,438,588
British Airways PLC (a)	13,416	56,998
British American Tobacco PLC	50,341	1,933,518
British Land Co. PLC	22,169	181,286
British Sky Broadcasting Group PLC	28,724	329,607
BT Group PLC	196,319	553,394
Bunzl PLC	8,646	96,921
Burberry Group PLC	10,958	192,031
Cable & Wireless Worldwide PLC	69,125	70,807
Cairn Energy PLC (a)	35,275	230,988
Capita Group PLC	15,659	170,043
Capital Shopping Centres Group PLC	11,331	73,774
Carnival PLC	4,528	210,517
Centrica PLC	129,451	669,258
Cobham PLC	29,099	92,324
Compass Group PLC	47,512	430,381
Diageo PLC	63,168	1,167,049
Essar Energy Ltd. PLC (a)	8,215	74,286
Eurasian Natural Resources Corp.	6,649	108,640
Experian PLC	25,953	322,897
FirstGroup PLC	12,742	79,126
Fresnillo PLC	4,520	117,546
G4S PLC	35,563	141,166
GlaxoSmithKline PLC	130,917	2,530,996
Hammerson PLC	18,328	119,216
Home Retail Group PLC	20,989	61,685

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
HSBC Holdings PLC	443,926	$4,506,424
ICAP PLC	13,524	112,806
Imperial Tobacco Group PLC	25,719	789,138
Inmarsat PLC	11,000	115,506
InterContinental Hotels Group PLC	7,280	141,084
International Power PLC	38,650	263,694
Intertek Group PLC	4,020	111,250
Invensys PLC	20,825	115,003
Investec PLC	12,188	100,142
ITV PLC (a)	93,147	101,730
J Sainsbury PLC	30,567	179,333
Johnson Matthey PLC	5,436	172,726
Kazakhmys PLC	5,398	135,835
Kingfisher PLC	59,546	244,536
Land Securities Group PLC	19,258	202,369
Legal & General Group PLC	148,146	223,468
Lloyds Banking Group PLC (a)	1,029,735	1,054,787
London Stock Exchange Group PLC	3,704	48,394
Lonmin PLC (a)	3,966	121,565
Man Group PLC	44,885	207,141
Marks & Spencer Group PLC	40,026	230,273
National Grid PLC	88,192	760,375
Next PLC	4,730	145,647
Old Mutual PLC	137,204	263,329
Pearson PLC	20,609	323,885
Petrofac Ltd.	6,369	157,588
Prudential PLC	64,017	666,723
Randgold Resources Ltd.	2,278	187,348
Reckitt Benckiser Group PLC	15,543	854,216
Reed Elsevier PLC	30,833	260,308
Resolution Ltd.	36,579	133,508
Rexam PLC	22,159	114,941
Rio Tinto PLC	36,548	2,556,496
Rolls-Royce Group PLC (a)	46,746	454,053
Royal Bank of Scotland Group PLC (a)	436,069	265,627
Royal Dutch Shell PLC Class A	89,390	2,980,382
Royal Dutch Shell PLC Class B	67,965	2,241,142
RSA Insurance Group PLC	86,965	169,755
SABMiller PLC	23,958	842,868
Sage Group PLC, The	33,245	141,709
Schroders PLC	2,872	83,062
Scottish & Southern Energy PLC	23,273	444,490
SEGRO PLC	19,511	87,122
Serco Group PLC	12,777	110,659
Severn Trent PLC	5,910	136,187
Shire Ltd.	14,173	340,958
Smith & Nephew PLC	22,586	238,221
Smiths Group PLC	9,834	190,886
Standard Chartered PLC	58,600	1,576,472
Standard Life PLC	57,413	193,347
Tesco PLC	202,351	1,340,812
Thomas Cook Group PLC	21,639	64,000
Tui Travel PLC	14,474	55,558
Tullow Oil PLC	22,450	441,372
Unilever PLC	32,358	990,320
United Utilities Group PLC	17,374	160,360

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Vedanta Resources PLC	3,007	$118,002
Vodafone Group PLC	1,329,829	3,437,590
Weir Group PLC, The	5,313	147,446
Whitbread PLC	4,390	122,516
William Morrison Supermarkets PLC	53,620	223,711
Wolseley PLC (a)	7,170	228,717
WPP PLC	31,954	393,325
Xstrata PLC	51,867	1,217,435

		59,335,702

Total Common Stocks (cost $259,223,154)		276,793,082

Preferred Stocks (0.55%)
Germany (0.55%)
Bayerische Moteren Werke (BMW) AG PFD	1,396	71,821
Fresenius SE PFD	2,060	176,370
Henkel AG & Co. KGaA PFD	4,492	279,334
Porsche Automobil Holding SE PFD	2,245	178,980
ProSiebenSat.1 Media AG PFD (a)	1,931	58,059
RWE AG-Non Voting PFD	986	63,231
Volkswagen AG PFD	4,290	695,953

		1,523,748

Total Preferred Stocks (cost $828,724)		1,523,748

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Principal amount	Value
Repurchase Agreement (0.06%)
State Street Bank & Trust Repurchase Agreement, (c) 0.010%, agreement date 12/31/2010, to be repurchased at $167,786 on 01/03/2011	$167,786	$167,786

Total Repurchase Agreement (cost $167,786)		167,786

TOTAL INVESTMENTS (99.44%) (cost $260,219,664)		278,484,616
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (0.56%)		1,576,302

NET ASSETS (100.00%)		$280,060,918

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $174,725 as of December 31, 2010.
(d)	At December 31, 2010, cash in the amount of $497,826 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR – Fiduciary Depository Receipt

SDR – Swedish Depository Receipt

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS
Currency	Value	%
Euro	$81,242,396	29.17
Japanese Yen	61,569,484	22.11
British Pound	59,350,152	21.31
Australian Dollar	24,451,680	8.78
Swiss Franc	22,342,868	8.02
Swedish Krona	9,056,441	3.25
Hong Kong Dollar	7,909,528	2.84
Singapore Dollar	4,803,937	1.73
Danish Krone	2,759,426	0.99
Norwegian Krone	2,329,979	0.84
Israeli Shekel	2,215,796	0.80
New Zealand Dollar	285,143	0.10
United States Dollar	167,786	0.06

Total Investments	$278,484,616	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS
Sector	Value	%
Financials	$66,057,674	23.59
Industrials	35,428,903	12.65
Materials	31,936,515	11.40
Consumer Discretionary	29,293,907	10.46
Consumer Staples	27,919,862	9.97
Health Care	22,798,073	8.14
Energy	21,844,087	7.80
Telecommunication Services	15,066,374	5.38
Utilities	14,023,886	5.01
Information Technology	13,947,549	4.98

Total Stocks	278,316,830	99.38
Repurchase Agreement	167,786	0.06
Cash and Other Assets, Net of Liabilities	1,576,302	0.56

Net Assets	$280,060,918	100.00%

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value
Registered Investment Companies (99.74%)
State Farm Variable Product Trust Bond Fund (a)	2,881,425	$30,571,921
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	4,019,885	50,248,556

Total Registered Investment Companies (cost $79,159,717)		80,820,477

TOTAL INVESTMENTS (99.74%) (cost $79,159,717)		80,820,477
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.26%)		211,875

NET ASSETS (100.00%)		$81,032,352

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Principal amount	Value
Corporate Bonds (68.17%)
Agriculture, Foods, & Beverage (6.97%)
Campbell Soup Co.
6.750%, 02/15/2011	$1,000,000	$1,007,341
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	1,020,251
HJ Heinz Co.
6.625%, 07/15/2011	1,000,000	1,031,090
Hershey Co.
5.300%, 09/01/2011	500,000	515,582
ConAgra Foods Inc.
6.750%, 09/15/2011	106,000	110,311
Kraft Foods Inc.
5.625%, 11/01/2011	129,000	134,016
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,057,037
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	538,074
General Mills Inc.
5.650%, 09/10/2012	500,000	538,210
HJ Heinz Co.
5.350%, 07/15/2013	500,000	548,206
Coca-Cola Enterprises Inc.
5.000%, 08/15/2013	500,000	548,282
Hershey Co.
5.450%, 09/01/2016	500,000	569,052
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,124,644
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,262,838
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,103,897

		12,108,831

Automotive (0.29%)
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	509,734

Banks (4.86%)
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	500,374
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,001,013
Wachovia Corp.
5.350%, 03/15/2011	500,000	504,784
Royal Bank of Canada
5.650%, 07/20/2011	500,000	512,620
Bank of America Corp.
5.375%, 08/15/2011	500,000	513,982
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,071,673
Wachovia Corp.
5.700%, 08/01/2013	500,000	546,878
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	549,148
US Bank NA
4.950%, 10/30/2014	500,000	544,910

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Fifth Third Bank
4.750%, 02/01/2015	$500,000	$518,552
Wachovia Bank NA
5.600%, 03/15/2016	500,000	544,049
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	551,685
Bank of America NA
6.000%, 06/15/2016	500,000	525,044
Wachovia Corp.
5.750%, 06/15/2017	500,000	553,522

		8,438,234

Building Materials & Construction (2.28%)
Lafarge SA
6.150%, 07/15/2011	500,000	513,042
CRH America Inc.
5.625%, 09/30/2011	327,000	337,310
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	1,056,919
Masco Corp.
4.800%, 06/15/2015	500,000	492,266
CRH America Inc.
6.000%, 09/30/2016	1,000,000	1,067,057
Masco Corp.
5.850%, 03/15/2017	500,000	498,278

		3,964,872

Chemicals (2.22%)
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	1,000,000	1,060,726
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	534,594
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,133,416
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	547,220
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	574,898

		3,850,854

Commercial Service/Supply (0.61%)
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,052,783

Computers (0.66%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,147,754

Consumer & Marketing (3.99%)
Avon Products Inc.
5.125%, 01/15/2011	500,000	500,612
Clorox Co.
6.125%, 02/01/2011	1,000,000	1,003,961

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Whirlpool Corp.
6.125%, 06/15/2011	$1,000,000	$1,022,803
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	519,992
Kimberly-Clark Corp.
5.000%, 08/15/2013	1,000,000	1,093,318
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,110,833
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,092,737
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	583,536

		6,927,792

Electronic/Electrical Manufacturing (1.54%)
Emerson Electric Co.
5.750%, 11/01/2011	1,000,000	1,042,099
General Electric Co.
5.000%, 02/01/2013	1,000,000	1,068,973
Emerson Electric Co.
5.125%, 12/01/2016	500,000	559,986

		2,671,058

Financial Services (3.75%)
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	514,625
American Express Co.
5.250%, 09/12/2011	500,000	515,559
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	1,079,897
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	543,976
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	533,544
5.375%, 10/20/2016	500,000	542,388
5.400%, 02/15/2017	500,000	535,218
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	557,470
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	563,662
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,123,947

		6,510,286

Health Care (7.98%)
Abbott Laboratories
5.600%, 05/15/2011	500,000	509,846
Johnson & Johnson
5.150%, 08/15/2012	500,000	536,276
AstraZeneca PLC
5.400%, 09/15/2012	500,000	539,174
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	1,067,282
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	1,078,307

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Schering-Plough Corp.
5.300%, 12/01/2013	$500,000	$555,400
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,112,039
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,061,316
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	550,601
Abbott Laboratories
5.875%, 05/15/2016	500,000	577,202
Baxter International Inc.
5.900%, 09/01/2016	500,000	579,607
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,108,439
Wyeth
5.450%, 04/01/2017	500,000	564,922
Amgen Inc.
5.850%, 06/01/2017	500,000	570,749
Johnson & Johnson
5.550%, 08/15/2017	500,000	587,378
AstraZeneca PLC
5.900%, 09/15/2017	500,000	579,016
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	584,294
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	566,734
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,143,429

		13,872,011

Machinery & Manufacturing (3.86%)
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	1,001,156
Caterpillar Inc.
6.550%, 05/01/2011	1,000,000	1,020,730
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	520,428
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	805,892
Caterpillar Inc.
5.700%, 08/15/2016	500,000	576,632
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,092,661
Honeywell International Inc.
5.300%, 03/15/2017	500,000	551,579
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,138,511

		6,707,589

Media & Broadcasting (1.89%)
Walt Disney Co., The
5.700%, 07/15/2011	1,000,000	1,028,200
Thomson Reuters Corp.
5.950%, 07/15/2013	1,000,000	1,110,102

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
Walt Disney Co., The
5.625%, 09/15/2016	$1,000,000	$1,151,822

		3,290,124

Mining & Metals (3.42%)
Alcan Inc.
6.450%, 03/15/2011	500,000	505,688
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	525,900
BHP Finance USA
4.800%, 04/15/2013	1,000,000	1,083,539
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	1,098,952
Alcan Inc.
5.000%, 06/01/2015	500,000	544,604
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	1,038,596
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	553,412
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	582,922

		5,933,613

Oil & Gas (4.08%)
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,536,219
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	1,060,289
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	568,290
Apache Corp.
5.625%, 01/15/2017	500,000	570,264
Shell International Finance
5.200%, 03/22/2017	500,000	554,436
Canadian National Resources
5.700%, 05/15/2017	500,000	570,080
Weatherford International Inc.
6.350%, 06/15/2017	500,000	554,872
EOG Resources Inc.
5.875%, 09/15/2017	500,000	567,009
Husky Energy Inc.
6.200%, 09/15/2017	500,000	556,561
ConocoPhillips
5.200%, 05/15/2018	500,000	553,081

		7,091,101

Retailers (5.71%)
Home Depot Inc.
5.200%, 03/01/2011	500,000	503,635
CVS Corp.
5.750%, 08/15/2011	500,000	515,506
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,052,040
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	539,468

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Walgreen Co.
4.875%, 08/01/2013	$500,000	$546,121
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,109,726
Target Corp.
5.875%, 07/15/2016	1,000,000	1,155,784
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	568,569
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,114,006
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,130,461
Target Corp.
5.375%, 05/01/2017	500,000	560,340
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	556,325
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	574,518

		9,926,499

Telecom & Telecom Equipment (3.92%)
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,005,440
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,006,266
Deutsche Telekom International Finance
5.375%, 03/23/2011	500,000	505,058
Vodafone Group PLC
5.500%, 06/15/2011	1,000,000	1,021,771
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,067,688
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,091,685
Verizon Communications
5.500%, 04/01/2017	1,000,000	1,105,089

		6,802,997

Utilities & Energy (10.14%)
Southern California Gas
4.375%, 01/15/2011	1,000,000	1,000,896
Appalachian Power Co.
5.550%, 04/01/2011	500,000	505,664
Duke Energy Corp.
6.250%, 01/15/2012	500,000	527,846
MidAmerican Energy Co.
5.650%, 07/15/2012	500,000	534,228
Appalachian Power Co.
5.650%, 08/15/2012	500,000	533,164
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	537,991
Union Electric Co.
5.500%, 05/15/2014	1,000,000	1,071,677
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	1,121,160

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2010

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Ohio Power Co.
6.000%, 06/01/2016	$1,000,000	$1,125,733
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	570,616
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	561,844
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,122,967
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,129,329
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,092,977
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	551,145
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,089,167
Union Electric Co.
6.400%, 06/15/2017	500,000	565,957
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	570,836
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	570,334
Florida Power Corp.
5.800%, 09/15/2017	500,000	567,979
Virginia Electric & Power
5.950%, 09/15/2017	500,000	574,735
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	559,275
Florida Power Corp.
5.650%, 06/15/2018	500,000	564,558
Pacificorp
5.650%, 07/15/2018	500,000	572,269

		17,622,347

Total Corporate Bonds (cost $109,174,317)		118,428,479

Government Agency Securities (a) (0.94%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,634,232

Total Government Agency Securities (cost $1,476,349)		1,634,232

U.S. Treasury Obligations (24.49%)
U.S. Treasury Notes
3.875%, 02/15/2013	1,500,000	1,602,774
4.250%, 08/15/2014	5,000,000	5,515,625
4.000%, 02/15/2015	5,000,000	5,477,735
4.250%, 08/15/2015	10,000,000	11,072,660
3.250%, 03/31/2017	8,000,000	8,355,000
3.500%, 02/15/2018	10,000,000	10,519,530

Total U.S. Treasury Obligations (cost $41,727,655)		42,543,324

	Shares	Value
Short-term Investments (5.24%)
JPMorgan U.S. Government Money Market Fund	9,098,746	$9,098,746

Total Short-term Investments (cost $9,098,746)		9,098,746

TOTAL INVESTMENTS (98.84%) (cost $161,477,067)		171,704,781
OTHER ASSETS, NET OF LIABILITIES (1.16%)		2,015,725

NET ASSETS (100.00%)		$173,720,506

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that this entity continues to meet its obligations to holders of bonds it has issued or guaranteed.

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2010

	Principal amount	Value
Short-term Investments (100.08%)
Automotive (12.84%)
American Honda Finance Corp.
0.230%, 02/22/2011	$2,100,000	$2,099,302
PACCAR Financial Corp.
0.250%, 01/20/2011	1,250,000	1,249,835
Toyota Motor Credit Corp.
0.250%, 01/21/2011	2,150,000	2,149,701

		5,498,838

Financial Services (5.02%)
General Electric Capital Corp.
0.180%, 02/08/2011	2,150,000	2,149,593

Government Agency Securities (a) (54.88%)
Federal Home Loan Bank
0.130%, 01/18/2011	2,500,000	2,499,847
0.170%, 01/26/2011	3,500,000	3,499,587
0.150%, 01/31/2011	3,000,000	2,999,625
0.040%, 02/14/2011	2,000,000	1,999,902
0.160%, 02/18/2011	1,000,000	999,787
0.180%, 02/24/2011	3,500,000	3,499,055
0.160%, 03/25/2011	4,000,000	3,998,524
Federal Home Loan Mortgage Corp.
0.165%, 01/10/2011	2,000,000	1,999,918
0.160%, 03/07/2011	2,000,000	1,999,422

		23,495,667

Machinery & Manufacturing (7.59%)
Caterpillar Finance
0.190%, 02/23/2011	1,500,000	1,499,580
John Deere Capital Corp. (b)
0.220%, 01/26/2011	1,750,000	1,749,733

		3,249,313

	Shares	Value
Registered Investment Companies (3.40%)
JPMorgan U.S. Government Money Market Fund	1,457,471	$ 1,457,471

	Principal amount	Value
U.S. Government Obligations (16.35%)
U.S. Treasury Bill
0.138%, 02/17/2011	$ 1,000,000	999,820
0.115%, 04/07/2011	6,000,000	5,998,160

		6,997,980

Total Short-term Investments (cost $42,848,862)		42,848,862

TOTAL INVESTMENTS (100.08%) (cost $42,848,862)		42,848,862
LIABILITIES, NET OF OTHER ASSETS (-0.08%)		(34,513)

NET ASSETS (100.00%)		$42,814,349

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.
(b)	Security is exempt from registration under Section 4(2) of the Securities Act of 1933. This security was purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of this security was $1,749,733 or 4.09% of net assets.

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$31,762,112	32,874,970	34,302,775

Investments in securities at market value	$36,497,588	40,293,226	39,978,332
Cash	—	—	—
Foreign currencies at value (cost $3,168 and $1,330,888, respectively)	—	—	3,205
Receivable for:
Dividends and interest	29,734	35,208	104,351
Shares of the Fund sold	11,986	18,945	7,868
Securities sold	23,114	531,517	122,359
SFIMC	—	—	16,039
Unrealized gain on forward foreign currency contracts	—	—	74
Prepaid expenses	1,019	1,082	1,101

Total assets	36,563,441	40,879,978	40,233,329

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	—	3	—
Securities purchased	—	262,652	140,577
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	102
Due to affiliates	25,952	34,847	67,405
Accrued liabilities	23,716	28,121	54,124

Total liabilities	49,668	325,623	262,208

Net assets applicable to shares outstanding of common stock	$36,513,773	40,554,355	39,971,121

Fund shares outstanding (no par value, unlimited number of shares authorized)	4,812,689	4,205,629	4,100,758
Net asset value, offering price and redemption price per share	$7.59	9.64	9.75

Analysis of Net Assets
Paid-in-capital	$47,648,215	42,299,800	43,881,113
Accumulated net realized gain (loss)	(16,107,985)	(9,299,739)	(9,817,528)
Net unrealized appreciation (depreciation)	4,735,476	7,418,256	5,682,961
Accumulated undistributed net investment income (loss)	238,067	136,038	224,575

Net assets applicable to shares outstanding	$36,513,773	40,554,355	39,971,121

(a)	Relates to investments in affiliated investment companies.

82	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

485,999,942	221,461,252	260,219,664	79,159,717	(a)	161,477,067	42,848,862

478,186,118	244,051,952	278,484,616	80,820,477	(a)	171,704,781	42,848,862
5,087	109	—	168,116		—	—
—	—	1,341,211	—		—	—

558,902	251,753	568,425	—		2,134,625	6
190,812	164,398	143,788	43,758		16,288	7,739
1	228	4,712	—		—	—
726	—	—	18,126		—	12,797
—	—	—	—		—	—
13,228	6,858	11,351	1,607		4,622	1,429

478,954,874	244,475,298	280,554,103	81,052,084		173,860,316	42,870,833

92,778	—	—	—		—	5,050
—	—	160,043	—		—	—
4,033	25,466	580	—		—	—
—	—	—	—		—	—
144,881	127,428	203,978	—		95,544	25,563
72,959	84,690	128,584	19,732		44,266	25,871

314,651	237,584	493,185	19,732		139,810	56,484

478,640,223	244,237,714	280,060,918	81,032,352		173,720,506	42,814,349

38,277,040	22,565,216	22,887,079	6,557,139		16,369,560	42,815,451
12.50	10.82	12.24	12.36		10.61	1.00

484,874,903	225,938,531	263,698,933	76,921,120		164,591,297	42,815,451
1,399,382	(4,627,463)	(406,298)	503,443		(1,098,505)	(1,102)
(7,772,166)	22,666,352	18,314,859	1,660,760		10,227,714	—
138,104	260,294	(1,546,576)	1,947,029		—	—

478,640,223	244,237,714	280,060,918	81,032,352		173,720,506	42,814,349

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2010

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$518,847	439,273	801,801
Interest	117	96	105

	518,964	439,369	801,906
Less: foreign withholding taxes	(640)	(217)	(81,641)

Total investment income	518,324	439,152	720,265

Expenses:
Investment advisory and management fees	195,956	278,569	280,551
Professional fees	32,480	39,153	35,755
Reports to shareholders	6,180	7,215	9,343
Custodian fees	4,236	10,306	136,605
Errors and omissions insurance	2,651	2,669	2,670
Securities valuation fees	2,216	3,085	10,598
Trustees’ fees and expenses	1,567	1,674	1,682
Regulatory fees	393	393	393
ICI dues	358	292	432
Fidelity bond expense	176	169	144
License index fees	—	—	—

Total expenses	246,213	343,525	478,173
Less: expense reimbursement from SFIMC (b)	(17,598)	(30,135)	(127,485)

Net expenses	228,615	313,390	350,688

Net investment income	289,709	125,762	369,577

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	1,524,765	4,928,287	(446,097)
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(16,526)
Net realized gain (loss) on foreign currency transactions	—	—	(24,992)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,512,004	2,785,290	4,555,050

Net realized and unrealized gain (loss) on investments	4,036,769	7,713,577	4,067,435

Net change in net assets resulting from operations	$4,326,478	7,839,339	4,437,012

(a)	Relates to investments in affiliated investment companies.
(b)	For the Money Market Fund, this amount includes $151,799 of additional voluntary fee waivers by SFIMC. See Note 3 under Transactions with affiliates.

84	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

9,131,440	2,879,595	8,135,852	1,947,114	(a)	—	—
4,460	3,514	1,287	—		7,491,406	74,084

9,135,900	2,883,109	8,137,139	1,947,114		7,491,406	74,084
—	(139)	(654,902)	—		—	—

9,135,900	2,882,970	7,482,237	1,947,114		7,491,406	74,084

1,152,069	864,086	1,437,473	—		876,884	180,707
47,233	54,420	58,377	20,664		36,499	26,532
88,907	97,994	80,160	22,558		46,630	21,778
23,526	25,648	126,009	52		2,380	1,544
33,811	17,304	19,165	6,468		12,814	4,140
6,450	22,492	15,466	—		21,812	—
20,021	10,316	12,199	3,644		8,108	2,152
993	393	393	393		393	393
5,190	2,467	3,032	—		2,146	555
2,029	1,026	1,405	429		859	273
44,213	37,500	10,000	—		—	—

1,424,442	1,133,646	1,763,679	54,208		1,008,525	238,074
(23,526)	(53,539)	—	(54,208)		—	(163,990)

1,400,916	1,080,107	1,763,679	—		1,008,525	74,084

7,734,984	1,802,863	5,718,558	1,947,114		6,482,881	—

10,437,379	4,863,252	3,293,104	795	(a)	332,535	—
—	—	—	538,692		—	—
—	—	(21,950)	—		—	—
—	—	35,848	—		—	—
(284,256)	870,999	96,553	—		—	—
29,305	(44,429)	(44,251)	—		—	—

44,474,814	44,442,635	9,339,065	5,952,984		2,618,323	—

54,657,242	50,132,457	12,698,369	6,492,471		2,950,858	—

62,392,226	51,935,320	18,416,927	8,439,585		9,433,739	—

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2010	2009
From operations:
Net investment income	$289,709	332,545
Net realized gain (loss)	1,524,765	(4,843,647)
Change in net unrealized appreciation or depreciation	2,512,004	10,146,713

Net change in net assets resulting from operations	4,326,478	5,635,611
Distributions to shareholders from and in excess of:
Net investment income	(300,761)	(328,368)
Net realized gain	—	—

Total distributions to shareholders	(300,761)	(328,368)
From Fund share transactions:
Proceeds from shares sold	1,777,059	1,820,087
Reinvestment of distributions	300,761	328,369

	2,077,820	2,148,456
Less payments for shares redeemed	(1,091,897)	(1,055,774)

Net increase (decrease) in net assets from Fund share transactions	985,923	1,092,682

Total increase (decrease) in net assets	5,011,640	6,399,925

Net assets:
Beginning of period	31,502,133	25,102,208

End of period*	$36,513,773	31,502,133

*Including accumulated undistributed net investment income (loss)	$238,067	249,119

Share Information
Sold	257,110	316,498
Issued in reinvestment of distributions	39,626	48,719
Redeemed	(158,338)	(180,208)

Net increase (decrease)	138,398	185,009

86	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2010	2009	2010	2009	2010	2009	2010	2009

125,762	111,079	369,577	340,841	7,734,984	7,754,134	1,802,863	1,662,659
4,928,287	(6,923,801)	(487,615)	(3,049,463)	10,153,123	(1,789,276)	5,734,251	(8,644,528)
2,785,290	14,240,384	4,555,050	12,155,771	44,504,119	87,647,080	44,398,206	50,795,199

7,839,339	7,427,662	4,437,012	9,447,149	62,392,226	93,611,938	51,935,320	43,813,330

(98,981)	(28,632)	(700,700)	(692,597)	(7,799,384)	(7,597,274)	(1,749,078)	(1,515,313)
—	—	—	—	(5,133,943)	—	—	(134,357)

(98,981)	(28,632)	(700,700)	(692,597)	(12,933,327)	(7,597,274)	(1,749,078)	(1,649,670)

1,694,128	2,063,702	1,175,275	1,205,653	5,808,968	8,583,151	2,255,081	4,093,336
98,981	28,632	700,700	692,597	12,933,327	7,597,274	1,749,078	1,649,670

1,793,109	2,092,334	1,875,975	1,898,250	18,742,295	16,180,425	4,004,159	5,743,006
(1,338,076)	(1,131,783)	(811,398)	(606,997)	(34,988,978)	(24,935,688)	(17,965,921)	(12,011,580)

455,033	960,551	1,064,577	1,291,253	(16,246,683)	(8,755,263)	(13,961,762)	(6,268,574)

8,195,391	8,359,581	4,800,889	10,045,805	33,212,216	77,259,401	36,224,480	35,895,086

32,358,964	23,999,383	35,170,232	25,124,427	445,428,007	368,168,606	208,013,234	172,118,148

40,554,355	32,358,964	39,971,121	35,170,232	478,640,223	445,428,007	244,237,714	208,013,234

136,038	105,450	224,575	450,225	138,104	212,910	260,294	286,774

205,398	321,684	133,502	155,822	502,442	947,158	242,671	602,514
10,183	3,666	71,867	78,259	1,043,852	686,294	159,879	188,534
(160,199)	(176,054)	(92,789)	(83,372)	(3,028,571)	(2,620,951)	(1,924,648)	(1,682,976)

55,382	149,296	112,580	150,709	(1,482,277)	(987,499)	(1,522,098)	(891,928)

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2010	2009
From operations:
Net investment income	$5,718,558	5,630,307
Net realized gain (loss)	3,403,555	(172,270)
Change in net unrealized appreciation or depreciation	9,294,814	54,993,004

Net change in net assets resulting from operations	18,416,927	60,451,041
Distributions to shareholders from and in excess of:
Net investment income	(6,018,912)	(6,702,618)
Net realized gain	—	(104,575)

Total distributions to shareholders	(6,018,912)	(6,807,193)
From Fund share transactions:
Proceeds from shares sold	3,318,566	4,075,743
Reinvestment of distributions	6,018,912	6,807,193

	9,337,478	10,882,936
Less payments for shares redeemed	(14,546,395)	(11,799,570)

Net increase (decrease) in net assets from Fund share transactions	(5,208,917)	(916,634)

Total increase (decrease) in net assets	7,189,098	52,727,214

Net assets:
Beginning of period	272,871,820	220,144,606

End of period*	$280,060,918	272,871,820

*Including accumulated undistributed net investment income (loss)	$(1,546,576)	(1,456,734)

Share Information
Sold	293,353	440,816
Issued in reinvestment of distributions	489,342	583,307
Redeemed	(1,274,876)	(1,196,099)

Net increase (decrease)	(492,181)	(171,976)

88	See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2010	2009	2010	2009	2010	2009

1,947,114	2,036,294	6,482,881	7,364,181	—	15,515
539,487	33,871	332,535	(897,757)	—	—
5,952,984	11,376,134	2,618,323	12,859,342	—	—

8,439,585	13,446,299	9,433,739	19,325,766	—	15,515

(2,036,325)	(2,688,621)	(6,482,881)	(7,364,181)	—	(15,515)
(38,149)	(21,503)	—	—	—	—

(2,074,474)	(2,710,124)	(6,482,881)	(7,364,181)	—	(15,515)

2,057,552	2,054,962	7,365,655	1,947,299	4,387,253	4,141,366
2,074,474	2,710,124	6,482,881	7,364,181	—	15,515

4,132,026	4,765,086	13,848,536	9,311,480	4,387,253	4,156,881
(6,152,149)	(7,160,680)	(13,459,035)	(17,593,244)	(7,941,839)	(8,663,257)

(2,020,123)	(2,395,594)	389,501	(8,281,764)	(3,554,586)	(4,506,376)

4,344,988	8,340,581	3,340,359	3,679,821	(3,554,586)	(4,506,376)

76,687,364	68,346,783	170,380,147	166,700,326	46,368,935	50,875,311

81,032,352	76,687,364	173,720,506	170,380,147	42,814,349	46,368,935

1,947,029	2,036,240	—	—	—	—

174,950	198,370	695,449	189,702	4,387,253	4,141,366
174,619	246,599	607,607	724,440	—	15,515
(524,783)	(712,376)	(1,261,371)	(1,762,397)	(7,941,839)	(8,663,257)

(175,214)	(267,407)	41,685	(848,255)	(3,554,586)	(4,506,376)

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”). Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stocks and other equity securities of U.S. large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies. The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund invests primarily in bonds issued by U.S. companies.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities
•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks and closed-end registered investment companies traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated. Such events might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ assets as of December 31, 2010:

		Investments in Securities				Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$35,794,793	$—	$—	$35,794,793
Short-term Investments	702,795	—	—	702,795
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	39,559,016	—	—	39,559,016
Registered Investment Companies	352,617	—	—	352,617
Short-term Investments	381,593	—	—	381,593
International Equity Fund					—	(28)	—	(28)
Common Stocks (a)	37,601,007	88,776	—	37,689,783
Preferred Stocks (a)	1,555,854	—	—	1,555,854
Repurchase Agreement	—	732,695	—	732,695
Large Cap Index Fund					41,658	—	—	41,658
Common Stocks (a)	475,552,316	—	—	475,552,316
Short-term Investments	—	2,633,802	—	2,633,802
Small Cap Index Fund					75,652	—	—	75,652
Common Stocks (a)	237,724,775	187	4,130	237,729,092
Registered Investment Companies	2,303,231	—	—	2,303,231
Corporate Bonds	—	3,930	—	3,930
Short-term Investments	—	4,015,699	—	4,015,699
International Index Fund					(580)	—	—	(580)
Common Stocks (a)	276,756,633	36,449	0	276,793,082
Preferred Stocks (a)	1,523,748	—	—	1,523,748
Repurchase Agreement	—	167,786	—	167,786
Balanced Fund					—	—	—	—
Registered Investment Companies	80,820,477	—	—	80,820,477

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

		Investments in Securities				Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Bond Fund					$—	$—	$—	$—
Corporate Bonds	$—	$118,428,479	$—	$118,428,479
Government Agency Securities	—	1,634,232	—	1,634,232
U.S. Treasury Obligations	—	42,543,324	—	42,543,324
Short-term Investments	9,098,746	—	—	9,098,746
Money Market Fund					—	—	—	—
Short-term Investments	1,457,471	41,391,391	—	42,848,862
(a) Industry classification and/or country is disclosed in the Schedules of Investments.

On December 31, 2009, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were fair valued using an independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. On December 31, 2010, substantially all of the common stocks and preferred stocks in these Funds were valued at last traded price (except as noted on the Schedules of Investments), because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2010 at $39,156,861 were transferred from Level 2 to Level 1 in the International Equity Fund and $278,280,381 of common stocks and preferred stocks were transferred from Level 2 to Level 1 in the International Index Fund. For the remaining Funds, there were no significant transfers of securities between Level 1 and Level 2 as of December 31, 2010 as compared to December 31, 2009.

Other financial instruments are derivative instruments not listed separately in the Schedules of Investments, such as futures and foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities
Balance as of December 31, 2009	$ 0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in (a)	4,130
Transfers out (a)	—

Balance as of December 31, 2010	$4,130

(a) Using the end of the reporting period method for determining when transfers between levels are recognized

The International Equity Fund and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2009 or for the period ended December 31, 2010. The remaining Funds did not hold any Level 3 securities as of December 31, 2009, or for the period ended December 31, 2010.

Repurchase agreements

The Funds may enter into repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. Each Fund’s Schedule of Investments reflects the repurchase agreements, if any, entered into as of December 31, 2010.

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Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Standard Time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

As of December 31, 2010, the Trust’s management completed a review of tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

As of December 31, 2010, each Fund’s aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

Large Cap Equity Fund	$ 31,805,540	$ 5,566,229	$ (874,181)	$ 4,692,048
Small/Mid Cap Equity Fund	32,920,143	7,905,242	(532,159)	7,373,083
International Equity Fund	34,880,240	6,506,341	(1,408,249)	5,098,092
Large Cap Index Fund	486,437,815	113,380,225	(121,631,922)	(8,251,697)
Small Cap Index Fund	221,404,378	62,088,897	(39,441,323)	22,647,574
International Index Fund	262,256,709	74,882,067	(58,654,160)	16,227,907
Balanced Fund	79,177,994	1,642,483	—	1,642,483
Bond Fund	161,477,067	10,260,030	(32,316)	10,227,714
Money Market Fund	42,848,862	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

At December 31, 2010, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	Small Cap Index Fund	International Index Fund	Bond Fund	Money Market Fund
2013	$ —	$ —	$ —	$ —	$ —	$ 39,762	$1,102
2015	—	—	—	—	—	160,986	—
2016	9,275,314	90,143	4,914,418	—	—	—	—
2017	6,789,243	9,147,918	3,776,139	4,362,975	300,651	897,757	—
2018	—	—	924,322	—	—	—	—

Total:	$16,064,557	$9,238,061	$9,614,879	$4,362,975	$300,651	$1,098,505	$1,102

The Large Cap Equity Fund utilized $1,457,906 of capital loss carryforward to offset realized capital gains in 2010. The Small/Mid Cap Equity Fund utilized $4,859,540 of capital loss carryforward to offset realized capital gains in 2010. The Large Cap Index Fund utilized $2,808,281 of capital loss

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NOTES TO FINANCIAL STATEMENTS (continued)

carryforward to offset realized capital gains in 2010. The Small Cap Index Fund utilized $5,886,086 of capital loss carryforward to offset realized capital gains in 2010. The International Index Fund utilized $3,154,836 of capital loss carryforward to offset realized capital gains in 2010. The Bond Fund utilized $332,535 of capital loss carryforward to offset realized capital gains in 2010.

As of December 31, 2010, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$ 238,067	$ —	$ 4,692,048	$(16,064,557)	$(11,134,442)
Small/Mid Cap Equity Fund	119,533	—	7,373,083	(9,238,061)	(1,745,445)
International Equity Fund	711,198	—	5,105,525	(9,726,715)	(3,909,992)
Large Cap Index Fund	251,684	1,765,333	(8,251,697)	—	(6,234,680)
Small Cap Index Fund	15,000	—	22,647,574	(4,363,391)	18,299,183
International Index Fund	416,951	—	16,271,174	(326,140)	16,361,985
Balanced Fund	1,949,668	519,081	1,642,483	—	4,111,232
Bond Fund	—	—	10,227,714	(1,098,505)	9,129,209
Money Market Fund	—	—	—	(1,102)	(1,102)

Differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2010 relate to current year estimates for return of capital transactions, accumulated capital losses, post-October loss deferrals, short term capital gains and mark-to-market of Passive Foreign Investment Companies (“PFICs”), and/or forward foreign currency and futures contract adjustments.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

For the year ended December 31, 2010, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$—	$ (3,807)	$—	$ 3,807
International Equity Fund	—	(105,473)	—	105,473
Large Cap Index Fund	—	10,406	—	(10,406)
Small Cap Index Fund	416	79,849	—	(80,265)
International Index Fund	—	(210,512)	—	210,512

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The tax character of distributions for certain Funds was as follows for the year ended December 31, 2010.

2010	Ordinary Income	Long-term Capital Gain	Total
Balanced Fund	$2,041,655	$32,819	$2,074,474

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended December 31, 2010.

For all the Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended December 31, 2009.

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STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The International Equity Fund, Small Cap Index Fund, and International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $205,787 and $246,834 during 2010 and 2009, respectively, and realized gains of $146,991 and $126,198 during 2010 and 2009, respectively, as ordinary income for federal income tax purposes. The Small Cap Index Fund recognized unrealized appreciation (depreciation) of $(206) and $206 during 2010 and 2009, respectively, and realized gains of $665 and $972 during 2010 and 2009, respectively, as ordinary income for federal income tax purposes. The International Index Fund recognized unrealized appreciation (depreciation) of $117,674 and $935,820 during 2010 and 2009, respectively, and realized gains of $116,603 and $127,186 during 2010 and 2009, respectively, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2010, was $455,386 for the International Equity Fund and $1,938,038 for the International Index Fund.

From November 1, 2010 through December 31, 2010, the International Equity Fund incurred $29,072 in PFIC losses, $2,194 in foreign exchange losses, and $80,572 in long-term realized losses, and the International Index Fund incurred $25,489 in foreign exchange losses. As permitted by tax regulation, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2011.

  Foreign currency translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2010. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

  Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

  Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

  Financial Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statement of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuation in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. These Funds entered into forward foreign currency contracts to decrease exposure to a given currency between trade date and settlement date on security transactions. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statement of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of involuntary corporate actions (e.g., corporate mergers, spin-offs, distributions) that are no longer included

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NOTES TO FINANCIAL STATEMENTS (continued)

in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of the Funds.

For unrealized gain (loss) of derivative instruments held by the Funds, see Note 5 under Futures and foreign currency contracts.

As of December 31, 2010, the fair value of derivative instruments, which are also disclosed in Note 5 under Futures and foreign currency contracts, were as follows:

	Derivatives not accounted for as hedging instruments (a)	Asset Derivatives			Liability Derivatives
Fund		Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$74		Unrealized loss on forward foreign currency contracts	$ 102

Total			$74			$ 102

Large Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$41,658	(b)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$ —

Total			$41,658			$ —

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$75,652	(b)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$ —

Total			$75,652			$ —

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	—		Unrealized loss on forward foreign currency contracts	$ —
International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	—		Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	580

Total			$—			$ 580

(a) For open derivative instruments as of December 31,2010, see Note 5 under Futures and foreign currency contracts, which is also indicative of derivative activity volume for the period ended December 31, 2010.

(b) Represents cumulative unrealized gain (loss) on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2010, the effect of derivative instruments on the Statement of Operations were as follows:

Fund		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$ —	$(16,526)	$ —	$(122)
Large Cap Index Fund	Stock Index Futures Contracts	(284,256)	—	29,305	—
Small Cap Index Fund	Stock Index Futures Contracts	870,999	—	(44,429)	—
International Index Fund	Forward Foreign Currency Contracts	—	(21,950)	—	—
International Index Fund	Stock Index Futures Contracts	96,553	—	(44,251)	—

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.26% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by that Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

For the year ended December 31, 2010, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marisco, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$74,197	$—	$60,967	$—	$—
Small Mid/Cap Equity Fund	—	103,787	105,032	—	—	—
International Equity Fund	—	—	—	—	86,857	106,343
Large Cap Index Fund	221,463	—	—	—	—	—
Small Cap Index Fund	215,964	—	—	—	—	—
International Index Fund	261,379	—	—	—	—	—

Total Sub-Advisory Fees	$698,806	$177,984	$105,032	$60,967	$86,857	$106,343

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year Ended December 31, 2010
	Purchases	Sales
Large Cap Equity Fund	$18,731,365	$18,199,188
Small/Mid Cap Equity Fund	37,072,664	36,940,110
International Equity Fund	23,341,044	22,443,740
Large Cap Index Fund	20,254,272	43,131,674
Small Cap Index Fund	27,750,586	41,558,847
International Index Fund	10,566,467	15,881,754
Balanced Fund	6,309,238	8,053,432
Bond Fund	29,720,112	28,814,406

5. Futures and foreign currency contracts

As of December 31, 2010, the International Equity Fund had the following open forward foreign currency contracts. See Note 2 under Financial Instruments:

International Equity Fund		Counterparty	Settlement Date	U.S. Dollar Amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
Foreign Amount Purchased (Sold)	Currency
9,003	Euro	State Street Bank and Trust Company	01/04/2011	(11,964)	$68	$—
103,528	Japanese Yen	State Street Bank and Trust Company	01/06/2011	(1,270)	6	—
(272,597)	Japanese Yen	JPMorgan Chase Bank N.A	01/04/2011	3,319	—	(39)
(833,210)	Japanese Yen	JPMorgan Chase Bank N.A	01/05/2011	10,200	—	(63)

				Total	$74	$(102)

The International Index Fund had no open forward foreign currency contracts at December 31, 2010.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Large Cap Index, Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2010:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Large Cap Index Fund	S&P 500 Index Mini	51	$3,153,492	$3,195,150	Long	March ‘11	$41,658

Small Cap Index Fund	Russell 2000 Index Mini	50	3,835,848	3,911,500	Long	March ‘11	$75,652

International Index Fund	TOPIX Index	3	325,680	331,075	Long	March ‘11	5,395
International Index Fund	DJ Euro Stoxx 50	17	647,331	634,716	Long	March ‘11	(12,615)
International Index Fund	FTSE 100 Index	5	454,634	459,389	Long	March ‘11	4,755
International Index Fund	E-Mini MSCI EAFE Index	1	81,165	83,050	Long	March ‘11	1,885

Total							$(580)

99

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.74	5.59	9.82	11.43	10.33

Income from Investment Operations
Net investment income (a)	0.06	0.07	0.18	0.26	0.20
Net gain (loss) on investments (both realized and unrealized)	0.85	1.15	(4.22)	(1.00)	1.45

Total from investment operations	0.91	1.22	(4.04)	(0.74)	1.65

Less Distributions
Net investment income	(0.06)	(0.07)	(0.13)	(0.24)	(0.18)
Net realized gain	—	—	(0.06)	(0.63)	(0.37)

Total distributions	(0.06)	(0.07)	(0.19)	(0.87)	(0.55)

Net asset value, end of period	$7.59	6.74	5.59	9.82	11.43

Total Return	13.55%	21.84%	(41.12)%	(6.55)%	15.91%

Net assets, end of period (millions)	$36.5	31.5	25.1	40.2	36.6

Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.89%	1.24%	2.30%	2.24%	1.83%

Ratios to average net assets absent expense reductions
Expenses	0.75%	0.78%	0.74%	0.70%	0.71%
Net investment income	0.84%	1.16%	2.26%	2.24%	1.82%

Portfolio turnover rate	57%	70%	144%	40%	34%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

100	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.80	6.00	11.28	10.79	9.64
Income from Investment Operations
Net investment income (a)(b)	0.03	0.03	0.01	—	—
Net gain (loss) on investments (both realized and unrealized)	1.83	1.78	(5.14)	1.71	1.41

Total from investment operations	1.86	1.81	(5.13)	1.71	1.41

Less Distributions
Net investment income (c)	(0.02)	(0.01)	—	—	—
Net realized gain	—	—	(0.15)	(1.22)	(0.26)

Total distributions	(0.02)	(0.01)	(0.15)	(1.22)	(0.26)

Net asset value, end of period	$9.64	7.80	6.00	11.28	10.79

Total Return	23.89%	30.12%	(45.36)%	15.81%	14.58%

Net assets, end of period (millions)	$40.6	32.4	24.0	41.2	30.4

Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.36%	0.42%	0.10%	0.04%	0.00%

Ratios to average net assets absent expense reductions
Expenses	0.99%	1.02%	0.97%	0.97%	0.95%
Net investment income	0.27%	0.30%	0.03%	(0.03)%	(0.05)%

Portfolio turnover rate	108%	131%	101%	96%	161%

(a)	Net investment income represents less than $0.01 per share in 2007 and 2006.
(b)	Average shares outstanding for the period were used to calculate net investment income per share.
(c)	Distributions from net investment income represent less than $0.01 per share in 2008, 2007, and 2006.

See accompanying notes to financial statements.	101

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.82	6.55	12.84	12.93	11.63

Income from Investment Operations
Net investment income (a)	0.09	0.09	0.21	0.17	0.19
Net gain (loss) on investments (both realized and unrealized)	1.01	2.36	(6.26)	1.30	2.05

Total from investment operations	1.10	2.45	(6.05)	1.47	2.24

Less Distributions
Net investment income (b)	(0.17)	(0.18)	—	(0.22)	(0.27)
Net realized gain	—	—	(0.24)	(1.34)	(0.67)

Total distributions	(0.17)	(0.18)	(0.24)	(1.56)	(0.94)

Net asset value, end of period	$9.75	8.82	6.55	12.84	12.93

Total Return	12.52%	37.35%	(47.03)%	11.10%	19.23	%(c)

Net assets, end of period (millions)	$40.0	35.2	25.1	47.2	38.9

Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.05%	1.19%	2.08%	1.23%	1.48%

Ratios to average net assets absent expense reductions
Expenses	1.36%	1.53%	1.38%	1.23%	1.22%
Net investment income	0.69%	0.66%	1.70%	1.00%	1.26%

Portfolio turnover rate	66%	65%	157%	49%	30%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2008.
(c)	Based upon net asset value of $12.93, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.95, which caused the total return for the year ended December 31, 2006 to be equivalent to 19.41%.

102	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$11.20		9.04		14.83		14.37		12.63

Income from Investment Operations
Net investment income (a)	0.20		0.19		0.25		0.25		0.22
Net gain (loss) on investments (both realized and unrealized)	1.45		2.16		(5.76)		0.50		1.74

Total from investment operations	1.65		2.35		(5.51)		0.75		1.96

Less Distributions
Net investment income	(0.21)		(0.19)		(0.25)		(0.25)		(0.22)
Net realized gain	(0.14)		—		(0.03)		(0.04)		—

Total distributions	(0.35)		(0.19)		(0.28)		(0.29)		(0.22)

Net asset value, end of period	$12.50		11.20		9.04		14.83		14.37

Total Return	14.73%		26.07%		(37.14)%		5.23%		15.49%

Net assets, end of period (millions)	$478.6		445.4		368.2		613.1		599.2

Ratios to average net assets
Expenses	0.32	%(b)	0.32	%(b)	0.32	%(b)	0.31	%(b)	0.31%
Net investment income	1.75%		2.02%		2.00%		1.65%		1.64%

Portfolio turnover rate	5%		5%		5%		4%		3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.	103

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.64	6.89	11.57	12.94	11.95

Income from Investment Operations
Net investment income (a)	0.08	0.07	0.10	0.15	0.11
Net gain (loss) on investments (both realized and unrealized)	2.18	1.75	(4.09)	(0.43)	2.02

Total from investment operations	2.26	1.82	(3.99)	(0.28)	2.13

Less Distributions
Net investment income	(0.08)	(0.06)	(0.09)	(0.14)	(0.10)
Net realized gain	—	(0.01)	(0.60)	(0.95)	(1.04)

Total distributions	(0.08)	(0.07)	(0.69)	(1.09)	(1.14)

Net asset value, end of period	$10.82	8.64	6.89	11.57	12.94

Total Return	26.12%	26.39%	(34.05)%	(2.22)%	17.75%

Net assets, end of period (millions)	$244.2	208.0	172.1	276.2	292.2

Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.50%	0.50%	0.49%	0.49%
Net investment income	0.83%	0.94%	1.00%	1.15%	0.81%

Ratios to average net assets absent expense reductions
Expenses	0.52%	0.53%	0.51%	0.50%	0.49%
Net investment income	0.81%	0.91%	0.99%	1.14%	0.81%

Portfolio turnover rate	13%	22%	20%	20%	23%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

104	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.67	9.35	17.11	16.32	13.57

Income from Investment Operations
Net investment income (a)	0.25	0.24	0.41	0.38	0.33
Net gain (loss) on investments (both realized and unrealized)	0.59	2.37	(7.63)	1.30	3.09

Total from investment operations	0.84	2.61	(7.22)	1.68	3.42

Less Distributions
Net investment income	(0.27)	(0.29)	(0.25)	(0.47)	(0.41)
Net realized gain (b)	—	—	(0.29)	(0.42)	(0.26)

Total distributions	(0.27)	(0.29)	(0.54)	(0.89)	(0.67)

Net asset value, end of period	$12.24	11.67	9.35	17.11	16.32

Total Return	7.18%	28.01%	(42.13)%	10.04%	25.20	%(c)

Net assets, end of period (millions)	$280.1	272.9	220.1	394.5	366.6

Ratios to average net assets
Expenses	0.67%	0.71%	0.75%	0.71%	0.72%
Net investment income	2.19%	2.42%	2.95%	2.19%	2.16%

Portfolio turnover rate	4%	4%	5%	6%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.
(c)	Based upon net asset value of $16.32, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $16.35, which caused the total returns for the year ended December 31, 2006 to be equivalent to 25.43%.

See accompanying notes to financial statements.	105

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)
	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.39	9.76	13.33	12.96	11.96

Income from Investment Operations
Net investment income (a)	0.30	0.30	0.38	0.36	0.33
Net gain (loss) on investments (both realized and unrealized)	1.00	1.74	(3.48)	0.39	0.98

Total from investment operations	1.30	2.04	(3.10)	0.75	1.31

Less Distributions
Net investment income	(0.32)	(0.41)	(0.39)	(0.34)	(0.31)
Net realized gain (b)	(0.01)	—	(0.08)	(0.04)	—

Total distributions	(0.33)	(0.41)	(0.47)	(0.38)	(0.31)

Net asset value, end of period	$12.36	11.39	9.76	13.33	12.96

Total Return	11.46%	21.06%	(23.14)%	5.73%	11.03%

Net assets, end of period (millions)	$81.0	76.7	68.3	98.5	96.5

Ratios to average net assets assuming expense reductions
Expenses (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.51%	2.92%	3.15%	2.71%	2.68%

Ratios to average net assets absent expense reductions
Expenses (c)	0.07%	0.07%	0.07%	0.07%	0.06%
Net investment income	2.44%	2.85%	3.08%	2.64%	2.62%

Portfolio turnover rate	8%	3%	7%	3%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.
(c)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

106	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

		Year ended December 31,
	2010	2009	2008		2007		2006
Net asset value, beginning of period	$10.43	9.71	10.08		9.92		9.94

Income from Investment Operations
Net investment income	0.39	0.45	0.46		0.46		0.44
Net gain (loss) on investments (both realized and unrealized)	0.18	0.72	(0.37)		0.16		(0.02)

Total from investment operations	0.57	1.17	0.09		0.62		0.42

Less Distributions
Net investment income	(0.39)	(0.45)	(0.46)		(0.46)		(0.44)

Total distributions	(0.39)	(0.45)	(0.46)		(0.46)		(0.44)

Net asset value, end of period	$10.61	10.43	9.71		10.08		9.92

Total Return	5.54%	12.25%	0.95%		6.37%		4.34%

Net assets, end of period (millions)	$173.7	170.4	166.7		190.3		178.5

Ratios to average net assets
Expenses	0.58%	0.58%	0.58	%(a)	0.58	%(a)	0.57%
Net investment income	3.70%	4.42%	4.67%		4.59%		4.46%

Portfolio turnover rate	18%	7%	6%		17%		19%

(a)   The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.	107

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)
		Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00

Income from Investment Operations
Net investment income (a)	—	—	0.02	0.05	0.04

Total from investment operations	—	—	0.02	0.05	0.04

Less Distributions
Net investment income (b)	—	—	(0.02)	(0.05)	(0.04)

Total distributions	—	—	(0.02)	(0.05)	(0.04)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return	0.00%	0.03%	2.08%	4.77%	4.59%

Net assets, end of period (millions)	$42.8	46.4	50.9	49.8	48.1

Ratios to average net assets assuming expense reductions
Expenses (c)	0.16%	0.28%	0.50%	0.50%	0.50%
Net investment income	0.00%	0.03%	2.06%	4.67%	4.51%

Ratios to average net assets absent expense reductions
Expenses	0.53%	0.55%	0.53%	0.55%	0.54%
Net investment income	(0.37)%	(0.24)%	2.03%	4.62%	4.47%

(a)	Net investment income represents less than $0.01 per share in 2009.
(b)	Distributions from net investment income represent less than $0.01 per share in 2009.
(c)	The expense ratio for 2010 and 2009 includes the effect of the voluntary fee waiver from SFIMC described in Note 3 under Transactions with affiliates.

108	See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

State Farm Variable Product Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund (the “Funds”), comprising the State Farm Variable Product Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers, and transfer agent of affiliated investment companies, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 22, 2011

Management Information – State Farm Variable Product Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 1998 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER - Tiehack Development Corp. (land developer); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); PRESIDENT (1/2001-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (12/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE –MainStay Funds (65 portfolios) TRUSTEE –(10/2005- 8/2007) Utopia Funds (4 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2006 and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (through 12/2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing Company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN, CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (through 12/2010), TREASURER (through 6/2009), and DIRECTOR (since 6/2007) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Variable Product Trust (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 63	Vice President	Began service in 1998 and serves until removed.

VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 64	Vice President	Began service in 1997 and serves until removed.

VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Kurt T. Oleson Three State Farm Plaza South Bloomington, Illinois 61791 Age 49	Vice President and Secretary	Began service in March 2009 and serves until removed.

ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009); ASSISTANT VICE PRESIDENT – AUDITING (9/2006-1/2009); DIRECTOR – AUDITING (9/2005-9/2006) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL and SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 3/2009) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 44	Vice President	Began service in 2008 and serves until removed.

VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005-5/2008) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 51	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.

CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

[THIS PAGE INTENTIONALLY LEFT BLANK]

State Farm VP Management Corp
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001
FORWARDING SERVICE REQUESTED

Issued by:

State Farm Life Insurance Company (Not licensed in MA, NY, or WI) State Farm Life and Accident Assurance Company (Licensed in NY and WI) Home Office, Bloomington, Illinois
	Not FDIC Insured	• May Lose Value • No Bank Guarantee

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-888-702-2307

statefarm.com®

2-2011
231-3571.13-CH	AP2011/02/0292	Printed in U.S.A.

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of
Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
	Billed to registrant for fiscal year ending December 31, 2010:	$250,137
	Billed to registrant for fiscal year ending December 31, 2009:	$242,772

The audit fees for December 31, 2010 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
	Billed to registrant for fiscal year ending December 31, 2010:	$ 0
	Billed to registrant for fiscal year ending December 31, 2009:	$ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2010:	$0
Billed for fiscal year ending December 31, 2009:	$0

The nature of the services comprising the fees disclosed under this category:   not applicable

(c)	Tax Fees
	Billed to registrant for fiscal year ending December 31, 2010:	$39,450
	Billed to registrant for fiscal year ending December 31, 2009:	$38,100

    The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2009, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2010:	$0
Billed for fiscal year ending December 31, 2009:	$0

The nature of the services comprising the fees disclosed under this category:   not applicable

(d)	All Other Fees
	Billed to registrant for fiscal year ending December 31, 2010:	$ 0
	Billed to registrant for fiscal year ending December 31, 2009:	$ 0

The nature of the services comprising the fees disclosed under this category include:   not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2010:	$0
Billed for fiscal year ending December 31, 2009:	$26,500

The nature of the services comprising the fees disclosed under this category:

The fees for the period ending December 31, 2009 that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

		(1)	Pre-approval of non-audit services for the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

		(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

	c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

		(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

		(2)	financial information systems design and implementation;

		(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

		(4)	actuarial services;

		(5)	internal audit outsourcing services;

		(6)	management functions or human resources;

		(7)	broker or dealer, investment adviser, or investment banking services;

		(8)	legal services and expert services unrelated to the audit; and

		(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2010:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2009:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2010:	not applicable	0%	not applicable
Fiscal year ending December 31, 2009:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2010:	$39,450
Fiscal year ending December 31, 2009:	$38,100

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2010:	$0
Fiscal year ending December 31, 2009:	$26,500

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2010:	$0
Fiscal year ending December 31, 2009:	$0

(h)	Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

    MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

    COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3)   Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/s/ Edward B Rust, Jr.
Edward B. Rust, Jr.
President
Date	2/22/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward B Rust, Jr.
Edward B. Rust, Jr.
President
Date	2/22/2011

By	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer

Date	2/22/2011